Exhibit 10.1

Execution Copy 1 US-DOCS\130065556.6 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of March 9, 2022, is entered into by and among TERRAN ORBITAL CORPORATION, a Delaware corporation, which on the Combination Closing Date shall be merged with and into TITAN MERGER SUB, INC. a Delaware corporation (“Merger Sub”) and expected to be named TERRAN ORBITAL OPERATING CORPORATION (the “Issuer”), the Guarantors (as defined in the Note Purchase Agreement referred to below) identified on the signature pages hereof, the purchasers identified on the signature pages hereof (such purchasers, and the other purchasers party to the below- defined Note Purchase Agreement, together with their respective successors and permitted assigns, each individually, a “Purchaser”, and collectively, the “Purchasers”), and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the Purchasers (together with its successors and permitted assigns in such capacity, the “Agent”). W I T N E S S E T H WHEREAS, Issuer, the Guarantors from time to time party thereto, the Purchasers and the Agent are parties to that certain Note Purchase Agreement, dated as of November 24, 2021 (the “Existing Note Purchase Agreement,” and the Existing Note Purchase Agreement as amended hereby, the “Note Purchase Agreement”); WHEREAS, pursuant to the terms of the Existing Note Purchase Agreement, the Issuer has proposed to issue and sell to the Purchasers, and the Purchasers have agreed to purchase, on the Combination Closing Date, Delayed Draw Senior Secured Notes due 2026, in an aggregate original principal amount of $20,000,000 (the “Original Delayed Draw Notes”); WHEREAS, the Issuer has requested that Purchasers agree to purchase, as of the date hereof, in lieu of the Original Delayed Draw Notes, Delayed Draw Senior Secured Notes due 2026 in an aggregate original principal amount of $24,000,000 and to amend the Existing Note Purchase Agreement to provide for, among other things, the foregoing; and WHEREAS, upon the terms and conditions set forth herein, the Agent and the Purchasers are willing to amend the Existing Note Purchase Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note Purchase Agreement. 2. Amendments to Existing Note Purchase Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 4 hereof: (a) the Existing Note Purchase Agreement (other than the schedules and exhibits attached thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Note Purchase Agreement attached as Annex A hereto; and

2 US-DOCS\130065556.6 (b) Exhibit F of Existing Note Purchase Agreement shall be amended and restated in its entirety as attached to Annex B hereto. 3. Amendments to Security Agreement and Pledge Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 4 hereof, the first “Whereas” clause of each of the Security Agreement and the Pledge Agreement is hereby amended and restated as set forth below: “WHEREAS, pursuant to the terms of that certain Note Purchase Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) among TERRAN ORBITAL CORPORATION, a Delaware corporation, which on the Combination Closing Date shall be merged with and into TITAN MERGER SUB, INC. a Delaware corporation, and will be renamed TERRAN ORBITAL OPERATING CORPORATION (the “Issuer”), the Guarantors from time to time party thereto, the Purchasers from time to time party thereto (the “Purchasers”), and Wilmington, as administrative agent and collateral agent for the Purchasers, (x) on the Closing Date, the Issuer issued and sold its Initial Senior Secured Notes due 2026, with an aggregate original principal amount of $30,000,000, and the Purchasers purchased each of the foregoing Initial Senior Secured Notes pursuant to the terms and conditions thereof, (y) on the Amendment No. 1 Closing Date, the Issuer agreed to issue and sell its Delayed Draw Senior Secured Notes due 2026, with an aggregate original principal amount of $24,000,000 and (z) on the Combination Closing Date (and subject to the occurrence of the Combination Closing Date), the Issuer agreed to issue and sell its Additional Delayed Draw Senior Secured Notes due 2026, with an aggregate original principal amount of up to $100,000,000, and the Purchasers agreed to purchase each of such Notes (together with the Initial Senior Secured Notes and the Delayed Draw Senior Secured Notes, the “Notes”) pursuant to the terms and conditions thereof;” 4. Condition Precedent to Amendment. The effectiveness of this Amendment is conditioned on the satisfaction in full, in a manner satisfactory to the Purchasers and the Agent, or waiver, of each of conditions precedent set forth in Section 5.02 of the Note Purchase Agreement. 5. Representations and Warranties. Each of Issuer and the Guarantors hereby represents and warrants to the Agent and the Purchasers as follows: (a) The execution, delivery and performance of this Amendment and such Note Party’s obligations hereunder have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by each Note Party that is party thereto. This Amendment constitutes a legal, valid and binding obligation of each Note Party that is party thereto, enforceable against each such Note Party, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity. (b) No Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes an Event of Default. (c) After giving effect to this Amendment, the representations and warranties of the Note Parties contained in the Note Purchase Agreement and any other Note Documents are true and correct in all material respects on and as of the date hereof, except that (x) any such representation and warranty that is qualified by materiality or a reference to Material Adverse Effect is true and correct in all respects on and as of the date hereof and (y) to the extent that any such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date

3 US-DOCS\130065556.6 (except that any such representation and warranty that is qualified by materiality or by reference to Material Adverse Effect is true and correct in all respects as of such earlier date). 6. GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO TRIAL BY JURY; AND JUDGMENT CURRENCY. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO TRIAL BY JURY; AND JUDGMENT CURRENCY SET FORTH IN SECTIONS 12.13, 12.14 AND 12.15 OF THE NOTE PURCHASE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. 7. Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Authorized Representative, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 8. Limited Effect. Except as expressly provided herein, the Note Purchase Agreement and the other Note Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Note Purchase Agreement or any other Note Document, (b) to prejudice any right or rights which the Agent or the Purchasers may now have or may have in the future under or in connection with the Note Purchase Agreement or the other Note Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Issuer or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Note Purchase Agreement or the other Note Documents or any rights or remedies arising in favor of the Purchasers or the Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Note Parties, on the one hand, and the Agent or any Purchaser, on the other hand. Without limiting the generality of the foregoing, the execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Purchasers or the Agent under the Note Purchase Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment. 9. Release. Each of the Note Parties hereby releases and forever discharges the Agent, the Purchasers, and their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as, the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with

4 US-DOCS\130065556.6 the Note Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Note Documents on or prior to the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Note Parties may have or claim to have against any entity within the Lender Group. 10. Acknowledgment and Reaffirmation. By its execution hereof, each of the Note Parties hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) except as otherwise amended hereby, reaffirms all of its respective covenants and other obligations set forth in the Note Purchase Agreement and the other Note Documents to which it is a party, (c) ratifies and confirms all security interests previously granted by it to the Agent for the benefit of the Secured Parties under the Note Documents, as amended hereby, and (d) acknowledges that its respective covenants and other obligations set forth in the Note Purchase Agreement and the other Note Documents to which it is a party remain in full force and effect as amended hereby. 11. Entire Agreement. This Amendment, and the terms and provisions hereof, the Note Purchase Agreement and the other Note Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 12. Integration. This Amendment, together with the other Note Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. 13. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 14. Costs and Expenses. As an inducement to the Agent and the Purchasers entering into this Amendment and as otherwise required under the Note Documents, Issuer hereby agrees to pay, following execution and delivery of this Amendment, all cost and expenses of the Agent and the Purchasers incurred in connection with this Amendment and the matters contemplated herein, including all reasonable attorney’s fees. 15. Note Document. This Amendment shall constitute a Note Document for all purposes of the Note Purchase Agreement and the other Note Documents. Each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Note Purchase Agreement in any other Note Document shall be deemed a reference to the Note Purchase Agreement as amended hereby. [Signature Pages Follow]

[Signature Page to Amendment No. 1 to Note Purchase Agreement] AGENT: WILMINGTON SAVINGS FUND SOCIETY, FSB, as Agent By: Name: Raye Goldsborough Title: Vice President

ANNEX A AMENDED NOTE PURCHASE AGREEMENT [See Attached]

Execution Version Note Purchase Agreement, dated as of November 24, 2021, as amended by Amendment No. 1 to Note Purchase Agreement, dated as of March 9, 2022 NEITHER THIS NOTE PURCHASE AGREEMENT NOR THE NOTES ISSUED HEREUNDER HAVE BEEN REGISTERED PURSUANT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED PURSUANT TO ANY APPLICABLE STATE SECURITIES LAW. THE NOTES ISSUED UNDER THIS NOTE PURCHASE AGREEMENT MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND QUALIFIED PURSUANT TO APPLICABLE STATE SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION, QUALIFICATION OR EXEMPTION IS REQUIRED BY LAW. THE NOTES HEREUNDER AND THE INITIAL WARRANTS (AS DEFINED HEREIN) HAVE BEEN, AND THE DELAYED DRAW WARRANTS (AS DEFINED HEREIN) WILL BE, ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF SUCH NOTES ANDSUCH WARRANTS MAY BE OBTAINED FROM THE ISSUER BY CONTACTING: TERRAN ORBITAL CORPORATION, 6800 BROKEN SOUND PARKWAY NW, SUITE 200, BOCA RATON FL 33487 ATTN: GENERAL COUNSEL, E-MAIL: TERRANORBITALLEGAL@TERRANORBITAL.COM AND AP21@TERRANORBITAL.COM. NOTE PURCHASE AGREEMENT Dated as of November 24, 2021 among TERRAN ORBITAL CORPORATION, which on the Combination Closing Date shall be merged with and into Titan Merger Sub, Inc. and expected to be renamed TERRAN ORBITAL OPERATING CORPORATION, as the Issuer, The Guarantors from time to time party hereto, The Purchasers from time to time party hereto and Wilmington Savings Fund Society, FSB, as Agent $150,000,000154,000,000 Senior Secured Notes Due 2026 US-DOCS\127429400.24130059134.7

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms 1 1.02 Other Interpretive Provisions 28 1.03 Accounting Terms 29 1.04 Times of Day 3029 ARTICLE II THE NOTES 30 2.01 Authorization and Issuance of Notes 30 2.02 Reserved 31 2.03 Issuance and Sale of Securities 31 2.04 Notes 32 2.05 Closing Date, Amendment No. 1 Closing Date and Combination Closing Date 32 2.06 Pro Rata Issuances 33 2.07 Prepayments 33 2.08 Repayment of Notes 3736 2.09 Interest; Other Amounts 3736 2.10 Reduction or Termination of Commitments 37 2.11 Computation of Interest 3837 2.12 Payments Generally 3837 2.13 No Purchase of Notes 38 2.14 Sharing of Payments by Purchasers 38 ARTICLE III TAXES 3938 3.01 Taxes 3938 3.02 Survival 40 3.03 Mitigation of Obligations 4140 ARTICLE IV GUARANTY 4140 4.01 The Guaranty 4140 4.02 Obligations Unconditional 41 4.03 Reinstatement 42 4.04 Certain Additional Waivers 42 4.05 Remedies 42 4.06 Rights of Contribution 4342 4.07 Guarantee of Payment; Continuing Guarantee 4342 ARTICLE V CONDITIONS PRECEDENT 43 5.01 Conditions to Effectiveness of Agreement and Purchase of Initial Senior Secured Notes 43 5.02 Conditions to Purchase of Delayed Draw Senior Secured Notes and 46 5.03 Conditions to Purchase of Additional Delayed Draw Senior Secured Notes 4749 ARTICLE VI REPRESENTATIONS AND WARRANTIES 4951 6.01 Existence, Qualification and Power 4951 6.02 Authorization; No Contravention 4951 US-DOCS\127429400.24130059134.7

6.03 Governmental Authorization; Other Consents 4952 6.04 Binding Effect 5052 6.05 Financial Statements; No Material Adverse Effect 5052 6.06 Litigation 5153 6.07 No Default or Event of Default 5153 6.08 Ownership of Property; Liens 5153 6.09 Environmental and Safety Laws 5153 6.10 Insurance 5153 6.11 Tax Returns and Payments 5254 6.12 ERISA Compliance 5254 6.13 Subsidiaries and Capitalization; Management Fees 5355 6.14 Margin Regulations; Investment Company Act 5356 6.15 Disclosure 5456 6.16 Compliance with Laws 5456 6.17 Intellectual Property; Licenses, Etc. 5456 6.18 Solvency 5658 6.19 Perfection of Security Interests in the Collateral 5659 6.20 Business Locations 5759 6.21 Sanctions Concerns; Anti-Corruption Laws; PATRIOT Act 5759 6.22 Limited Offering of Notes 5759 6.23 Registration Rights; Issuance Taxes 5860 6.24 Material Contracts; Government Contracts 5860 6.25 Employee Agreements; Data Privacy. 5961 6.26 Labor Matters 5961 6.27 Affected Financial Institution 6062 6.28 Ranking of Notes 6062 6.29 Regulation H 6062 ARTICLE VI-A. REPRESENTATIONS OF THE PURCHASERS 6062 ARTICLE VII AFFIRMATIVE COVENANTS 6163 7.01 Financial Statements; Purchaser Calls 6163 7.02 Certificates; Other Information 6264 7.03 Notices 6466 7.04 Payment of Obligations 6467 7.05 Preservation of Existence, Etc. 6567 7.06 Maintenance of Properties 6567 7.07 Maintenance of Insurance 6567 7.08 Compliance with Laws 6668 7.09 Books and Records 6668 7.10 Inspection Rights 6668 7.11 Use of Proceeds 6668 7.12 Additional Subsidiaries 6669 7.13 ERISA Compliance 6769 7.14 Pledged Assets 6769 7.15 Compliance with Material Contracts 6770 7.16 Deposit Accounts 6870 7.17 Reserved 6870 7.18 Intellectual Property; Consent of Licensors 6870 7.19 Anti-Corruption Laws 6871 7.20 Post-Closing Obligations 6971 7.21 Board Observation Rights 6971 US-DOCS\127429400.24130059134.7

7.22 Collateral Access Agreements 6972 7.23 Series A Preferred Stock 7072 ARTICLE VIII NEGATIVE COVENANTS 7072 8.01 Liens 7072 8.02 Investments 7274 8.03 Indebtedness 7476 8.04 Fundamental Changes 7679 8.05 Dispositions 7779 8.06 Restricted Payments 7779 8.07 Change in Nature of Business 7981 8.08 Transactions with Affiliates and Insiders 7981 8.09 Burdensome Agreements 7981 8.10 Use of Proceeds 7982 8.11 Prepayment of Other Indebtedness 8082 8.12 Organization Documents; Fiscal Year; Legal Name, Jurisdiction of Formation and Form of Entity; Certain Amendments 8082 8.13 Ownership of Subsidiaries 8183 8.14 Sale Leasebacks 8183 8.15 Sanctions; Anti-Corruption Laws 8183 8.16 Limitations on Activities of Acquiror 8284 8.17 Financial Covenant 8284 ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 8284 9.01 Events of Default 8284 9.02 Remedies Upon Event of Default 8587 9.03 Application of Funds 8688 ARTICLE X [RESERVED] 8689 ARTICLE XI AGENT 8789 11.01 Appointment and Authority 8789 11.02 [Reserved] 8890 11.03 Exculpatory Provisions 8890 11.04 Reliance by the Agent 8991 11.05 Delegation of Duties 8991 11.06 Resignation or Removal of the Agent 9092 11.07 Non-Reliance on the Agent and Other Purchasers 9092 11.08 Agent May File Proofs of Claim 9092 ARTICLE XII MISCELLANEOUS 9193 12.01 Amendments, Etc. 9193 12.02 Notices and Other Communications; Facsimile Copies 9395 12.03 No Waiver; Cumulative Remedies; Enforcement 9396 12.04 Expenses; Indemnity; and Damage Waiver 9496 12.05 Marshalling; Payments Set Aside 9698 12.06 Successors and Assigns; Transfers 9698 12.07 Treatment of Certain Information; Confidentiality 99101 12.08 Set-off 99101 12.09 Interest Rate Limitation 100102 12.10 Counterparts; Integration; Effectiveness 100102 12.11 Survival of Representations and Warranties 100102 US-DOCS\127429400.24130059134.7

12.12 Severability 100103 12.13 Governing Law; Jurisdiction; Etc. 101103 12.14 Waiver of Right to Trial by Jury 102104 12.15 Judgment Currency 102104 12.16 Electronic Execution of Assignments and Certain Other Documents 102104 12.17 USA PATRIOT Act; Beneficial Ownership Regulation 103105 12.18 No Advisory or Fiduciary Relationship 103105 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 104106 12.20 Conflicts 104106 12.21 Collateral and Guaranty Matters 104106 12.22 Publicity 105107 12.23 Tax Treatment 105107 12.24 Intercreditor Agreement 105108 SCHEDULES IINotes 5.02 Lockheed Martin Senior Secured Notes Rollover Amount 6.10 Insurance 6.13(a)Subsidiaries 6.13(b)Capitalization 6.17 Intellectual Property 6.20(a)Locations of Real Property 6.20(b)Taxpayer and Organizational Identification Numbers 6.20(c)Changes in Legal Name, State of Organization and Structure 6.24(a)Material Contracts 6.24(b) Certain Contractual Obligations 7.20 Post-Closing Obligations 8.01 Liens Existing on the Closing Date 8.02 Investments Existing on the Closing Date 8.03 Indebtedness Existing on the Closing Date 12.02 Certain Addresses for Notices EXHIBITS A-1 Form of Initial Senior Secured Note A-2 Form of Delayed Draw Senior Secured Note A-3 Form of Additional Delayed Draw Senior Secured Note BForm of Assignment and Assumption CForm of Compliance Certificate DForm of Joinder Agreement EForm of Notice of Issuance FForm of Delayed Draw Stock and Warrant Purchase Agreement US-DOCS\127429400.24130059134.7

NOTE PURCHASE AGREEMENT This NOTE PURCHASE AGREEMENT is entered into as of November 24, 2021 (as amended by Amendment No. 1 dated as of March 9, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified, this “Agreement”), among TERRAN ORBITAL CORPORATION, a Delaware corporation, which on the Combination Closing Date shall be merged with and into TITAN MERGER SUB, INC. a Delaware corporation (“Merger Sub”) and expected to be named TERRAN ORBITAL OPERATING CORPORATION (the “Issuer”), the Guarantors (as defined herein) from time to time party hereto, the Purchasers (as defined herein) from time to time party hereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the Purchasers (together with its successors and permitted assigns in such capacity, the “Agent”). WHEREAS, in connection with that certain Agreement and Plan of Merger, dated as of October 28, 2021 (together with the schedules and exhibits thereto, as amended by Amendment No. 1, dated as of February 8, 2022 and Amendment No. 2 dated as of the date hereof and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms of this Agreement, the “Acquisition Agreement”), by and among Tailwind Two Acquisition Corp., a Cayman Islands exempted company (which, on the Combination Closing Date, will domesticate as a Delaware corporation and be renamed TERRAN ORBITAL CORPORATION, as the “Acquiror”), Merger Sub, a direct, wholly-owned subsidiary of Acquiror, and the Issuer, the Acquiror intends to, directly or indirectly, acquire (the “Combination”) all of the outstanding Equity Interests of the Issuer; WHEREAS, pursuant to the Acquisition Agreement, among other things, on the Combination Closing Date the Issuer shall merge with, and into, Merger Sub, with the Issuer surviving such merger (the “Merger”); and WHEREAS, the Issuer has proposed to issue and sell to the Purchasers and the Purchasers have agreed to purchase (a) on the Closing Date, (i) Initial Senior Secured Notes due 2026, in an aggregate original principal amount of $30,000,000, and (ii) the Initial Warrants and, (b) on the CombinationAmendment No. 1 Closing Date,(i)Delayed Draw Senior Secured Notes due 2026, in an aggregate original principal amount of $20,000,00024,000,000, and (c) on the Combination Closing Date, (iii) Additional Delayed Draw Senior Secured Notes due 2026, in an aggregate original principal amount equal to the Additional DDSSN Commitment then in effect and not to exceed $100,000,000, (iiiii) the Delayed Draw Shares and (iviii) the Delayed Draw Warrants, in each case, in the amounts and for the consideration set forth on Schedule II and upon the terms and conditions hereinafter provided. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquiror” has the meaning assigned to such term in the preamble hereto. 1 US-DOCS\127429400.24

“Acquisition” means, with respect to any Person, the acquisition by such Person, in a single transaction or in a series of related transactions, of (a) assets of another person which constitute all or substantially all of the assets of such Person, or of any division, line of business or other business unit of such Person or (b) at least a majority of the Voting Stock of another Person, whether or not involving a merger, amalgamation or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise. “Acquiror” has the meaning assigned to such term in the preamble hereto. “Acquisition Agreement” has the meaning assigned to such term in the preamble hereto. “Additional DDSSN Commitment” means, in the case of each Purchaser that is a Delayed Draw Purchaser on the Combination Closing Date, its obligation to purchase Additional Delayed Draw Senior Secured Notes from the Issuer pursuant to Section 2.01(c), in an aggregate principal amount not to exceed the amount set forth opposite such Purchaser’s name on Schedule II under the caption Additional DDSSN Commitment or in any Assignment and Assumption pursuant to which such Purchaser becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Additional DDSSN Commitment as of the Closing Date is $100,000,000. “Additional Delayed Draw Senior Secured Note” has the meaning specified in Section 2.01(c). “Affected Financial Institution” means (a) any EEA Financial Institution or (b) UK Financial Institution. “Affiliate” means, with respect to a specified Person, (a) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and (b) other than with respect to any Purchaser and the Agent, any manager, officer or director of such Person. “Agent” has the meaning assigned to such term in the preamble hereto. “Agent Fee Letter” means that certain letter agreement dated the Closing Date between the Issuer and the Agent, as amended, modified, supplemented or amended and restated from time to time. “Agreement” has the meaning assigned to such term in the preamble hereto. “Amendment No. 1” means that certain Amendment No. 1 to Note Purchase Agreement, dated as of the Amendment No. 1 Closing Date, by and among the Issuer, the other Note Parties, the Purchasers party thereto and the Agent. “Amendment No. 1 Closing Date” means March 9, 2022. “Approved Bank” has the meaning specified in the definition of Cash Equivalents. “Approved Fund” means any Fund that is administered or managed by (a) a Purchaser, (b) an Affiliate of a Purchaser or (c) an entity or an Affiliate of an entity that administers or manages a Purchaser. 2 US-DOCS\127429400.24

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Purchaser and a Person to which Notes are being transferred, in substantially the form of Exhibit B hereto. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease of any Person, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease and (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Required Purchasers in their reasonable judgment. “Audited Financial Statements” means the audited consolidated balance sheet of the Issuer and its Subsidiaries for the fiscal year ended December 31, 2020, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Issuer and its Subsidiaries, including the notes thereto, audited by independent public accountants of recognized national standing and prepared in conformity with GAAP. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or insolvency proceedings). “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Bid” means each outstanding bid, quotation or proposal by the Issuer or any of its Subsidiaries that (i) with respect to Government Contracts, if accepted or awarded could lead to a Government Contract and (ii) with respect to Government Subcontracts, if accepted or awarded could lead to a Government Subcontract. “Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) with respect to a partnership, the Board of Directors of the general partner of the partnership, (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof, and (d) with respect to any other Person, the board or committee of such Person serving a similar function. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York. 3 US-DOCS\127429400.24

“Businesses” means, at any time, a collective reference to the businesses operated by the Issuer and its Subsidiaries at such time. “Call Premium” shall have the meaning provided in Section 2.07(d). “Capital Lease” means, as applied to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person. “Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided, that, the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any United States commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Purchasers) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means the occurrence of any of the following events: (a) a liquidation, dissolution, winding-up of the affairs of the Issuer or, except as permitted under Section 8.04, the Issuer effecting any merger or consolidation (other than the Merger); or (b) at any time prior to consummation of a Qualified Public Company Event, any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), other than Lockheed Martin, shall have (i) acquired beneficial ownership or control of 50% or more on a fully diluted basis of 4 US-DOCS\127429400.24 the voting and/or economic interest in the Equity Interests of the Issuer, or (ii) obtained the power (whether or not exercised) to elect a majority of the member of the Board of Directors (or similar governing body) of the Issuer; or (c) at any time on or after consummation of a Qualified Public Company Event, any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) (i) other than Lockheed Martin, Marc Bell, Anthony Previte or Daniel Staton shall have (x) acquired beneficial ownership or control of 35% or more on a fully diluted basis of the voting interest in the Equity Interests of the Acquiror or (y) obtained the power (whether or not exercised) to elect a majority of the members of the Board of Directors (or similar governing body) of the Acquiror or (ii) other than Lockheed Martin, shall have (x) acquired beneficial ownership or control of 50% or more on a fully diluted basis of the voting interest in the Equity Interests of the Issuer, or (y) obtained the power (whether or not exercised) to elect a majority of the members of the Board of Directors (or similar governing body) of the Acquiror; or (d) any “change of control” or similar event (however denominated) shall occur under the NPA, any indenture or other agreement with respect to Material Indebtedness of any Note Party; or (e) the Issuer shall cease to directly or indirectly own, beneficially and of record (other than director’s qualifying shares of investments by foreign nationals to the extent mandated by applicable Laws), the issued and outstanding Equity Interests of each Subsidiary of the Issuer, except as permitted under Section 8.04; or (f) after the Combination Closing Date, the Acquiror shall cease to directly or indirectly own, beneficially and of record, the issued and outstanding Equity Interests of the Issuer; provided that, the Combination shall not constitute a Change of Control. “Closing Date” means the date hereof. “Collateral” means a collective reference to all real and personal property with respect to which Liens in favor of the Agent, for the benefit of the Secured Parties, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents; provided, that for the avoidance of doubt, Collateral shall not include any Excluded Property. “Collateral Access Agreement” means an agreement in form and substance reasonably satisfactory to the Agent pursuant to which a lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of inventory or other property owned by any Note Party, acknowledges the Liens of the Agent and waives (or, if approved by the Agent, subordinates) any Liens held by such Person on such property, and permits the Agent reasonable access to any Collateral stored or otherwise located thereon. “Collateral Documents” means a collective reference to the Security Agreement, the Pledge Agreement, the Deposit Account Control Agreements, the Perfection and Due Diligence Certificate, the Collateral Access Agreements, the Real Estate Security Documents, the IP Security Agreements and other security documents as may be executed and delivered by the Note Parties pursuant to the terms of Sections 7.14 or pursuant to the terms of any Collateral Document. “Combination” has the meaning assigned to such term in the preamble hereto. 5 US-DOCS\127429400.24

“Combination Closing Date” means the date on which the conditions specified in Section 5.02 are satisfied (or waived in accordance with Section 12.01). “Commitments” shall mean, with respect to each Purchaser (to the extent applicable), such Purchaser’s Initial Senior Secured Note Commitment, DDSSN Commitment, and Additional DDSSN Commitment. “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Confidential Information Agreement” has the meaning specified in Section 6.25(a). “Consenting Party” has the meaning specified in Section 12.22. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “DDSSN Commitment” means, in the case of each Purchaser that is a Delayed Draw Purchaser on the CombinationAmendment No. 1 Closing Date, its obligation to purchase Delayed Draw Senior Secured Notes from the Issuer pursuant to Section 2.01(b), in an aggregate principal amount equal to the amount set forth opposite such Purchaser’s name on Schedule II under the caption DDSSN Commitment or in any Assignment and Assumption pursuant to which such Purchaser becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the DDSSN Commitment as of the Closing Date is $20,000,00024,000,000. “De Minimis Disposition Proceeds” has the meaning specified in Section 2.07(b)(i). “Debt Fund Affiliate” shall mean any affiliate of a Disqualified Institution that is a bona fide debt fund or an investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course which is managed, sponsored or advised by any Person controlling, controlled by or under common control with such Disqualified Institution, and for which no personnel involved with the investment of such Disqualified Institution, (a) makes any investment decisions or (b) has access to any information (other than information publicly available) relating to the Issuer or any entity that forms a part of the Issuer’s business (including subsidiaries of the Issuer). “Debt Issuance” means the issuance by any Note Party or any Subsidiary of any Indebtedness other than Indebtedness permitted under Section 8.03. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. 6 US-DOCS\127429400.24

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to the sum of (a) the otherwise applicable interest rate at any time pursuant to Section 2.09(a) plus (b) three percent (3.00%) per annum, to the fullest extent permitted by applicable Laws. “Deferred Make-Whole Premium” has the meaning specified in Section 2.07(d). “Delayed Draw Purchaser” shall mean, as of any date of determination, any Purchaser that holds all or a portion of the outstanding Delayed Draw Senior Secured Notes, Additional Delayed Draw Senior Secured Notes, DDSSN Commitment or Additional DDSSN Commitment on such date. “Delayed Draw Senior Secured Notes” shall have the meaning specified in Section 2.01(b). “Delayed Draw Shares” means the shares of common stock of Acquiror issued pursuant to the Delayed Draw Stock and Warrant Purchase Agreement. “Delayed Draw Stock and Warrant Purchase Agreement” means that certain Stock and Warrant Purchase Agreement substantially in the form attached hereto as Exhibit F to be entered into among Acquiror and the purchasers party thereto on the Combination Closing Date. “Delayed Draw Warrants” means the warrants to purchase shares of common stock of Acquiror issued pursuant to the Delayed Draw Stock and Warrant Purchase Agreement. “Deposit Account” means a “deposit account” (as defined in Article 9 of the Uniform Commercial Code), investment account, securities account or other account in which funds are held or invested to or for the credit or account of any Note Party. “Deposit Account Control Agreement” means any account control agreement by and among a Note Party, the applicable depository bank and the Agent, in each case in form and substance reasonably satisfactory to the Agent. “Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction. “De-SPAC Transaction” means any acquisition, merger or other business combination (including the Combination) between the Issuer or any direct or indirect parent company of the Issuer and a “special purpose acquisition company” or similar entity whose shares are registered under Section 12(b) of the Exchange Act and listed on listed on the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market, in each case, the terms of which are substantially similar to the Combination. “Disclosing Party” has the meaning specified in Section 12.22. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction or any issuance by any Subsidiary of its Equity Interests) of any property by any Note Party or any Subsidiary, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding the following:(a) the sale, lease, license, transfer or other disposition of inventory in the ordinary course of business, (b) the sale, lease, license, transfer or other disposition in the ordinary course of business of surplus, obsolete or worn out equipment no longer used or useful in the conduct of business of any Note Party and its Subsidiaries, (c) any sale, lease, license, transfer or other 7 US-DOCS\127429400.24 disposition of property to any Note Party or any Subsidiary; provided, that, if the transferor of such property is a Note Party, (i) the transferee thereof must be a Note Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 8.02, (d) the abandonment or other disposition of Intellectual Property that are not material and are no longer used or useful in any material respect in the business of the Issuer and its Subsidiaries, (e) licenses, sublicenses, leases or subleases (other than any exclusive license or sublicense relating to Intellectual Property) granted to third parties in the ordinary course of business and not interfering with the Businesses, (f) any Involuntary Disposition, (g) dispositions of cash and Cash Equivalents in the ordinary course of business pursuant to transactions permitted hereunder, (h) dispositions consisting of the sale, transfer, assignment or other disposition of unpaid and overdue accounts receivable in connection with the collection, compromise or settlement thereof in the ordinary course of business and not as part of a financing transaction and (i) non-exclusive licenses of over-the-counter software that is commercially available to the public. For the avoidance of doubt, construction, repair, operation and procurement with respect to the Space Florida Project and the receipt of reimbursement from Space Florida in respect thereof shall not constitute a Disposition. “Disqualification Event” has the meaning specified in Section 6.23(c). “Disqualified Capital Stock” means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, prior to the one hundred and eighty-first (181st) day after the Maturity Date, (b) requires the payment of any cash dividends at any time prior to the one hundred and eighty-first (181st) day after the Maturity Date, (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations, or (d) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in clause (a),(b) or (c) above, in each case at any time prior to the one hundred and eighty-first (181st) day after the Maturity Date; provided, however, notwithstanding the foregoing, the Delayed Draw Warrants and Series A Preferred Stock shall be deemed not to constitute Disqualified Capital Stock. “Disqualified Institutions” means (a) those banks, financial institutions or other entities separately identified in writing by the Issuer to the Agent on or prior to October 28, 2021 (provided, that such list may be updated by the Issuer from time to time to include any other Person reasonably acceptable to the Agent), or to any Affiliates of such banks, financial institutions or other entities that are reasonably identifiable as Affiliates by virtue of their names or that are identified to the Agent in writing by the Issuer from time to time; provided, that no such identification after the Closing Date pursuant to this clause (a) shall apply retroactively to disqualify any Person that has previously acquired a valid assignment or participation of an interest in any of the Commitments or Notes with respect to amounts previously acquired and (b) competitors of the Note Parties or any of their Subsidiaries identified in writing by the Issuer to the Agent from time to time (and Affiliates of such entities that are reasonably identifiable as Affiliates of such entities by virtue of their names or that are identified to the Agent in writing by the Issuer from time to time (other than a Debt Fund Affiliate)). “Dollar” and “$” mean lawful money of the United States. “Earn Out Obligations” means, with respect to an Acquisition, all obligations of the Note Parties or any Subsidiary to make earn out or other contingency payments (including purchase price adjustments, non-competition and consulting agreements, other indemnity obligations, royalty payments and sale, development and other milestone payments) pursuant to the documentation relating to such Acquisition. For purposes of determining the aggregate consideration paid for an Acquisition at the time of such 8 US-DOCS\127429400.24

Acquisition, the amount of any Earn Out Obligations shall be deemed to be the maximum amount of the earn-out payments in respect thereof as specified in the documents relating to such Acquisition. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assets” means long-term assets that are used or useful in the same or a similar line of business as the Note Parties and their Subsidiaries were engaged in on the Closing Date (or any reasonable extension or expansions thereof). “Enhanced Protection Event” means (i) at any time prior to the Combination Closing Date, the Acquisition Agreement has been terminated pursuant to Section 10.01 of the Acquisition Agreement or (ii) the Merger fails to occur by the later of (x) April 28, 2022 and (y) to the extent extended pursuant to the Acquisition Agreement to a date no later than May 16, 2022, the Termination Date (as defined in the Acquisition Agreement as amended); provided that for the purposes of this clause (ii), the parties agree that if the Delayed Draw Purchasers purchase the Delayed Draw Senior Secured Notes or the Additional Delayed Draw Secured Notes even though the Merger has not occurred, then an Enhanced Protection Event has not occurred. “Environmental Laws” means any and all federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Issuer, any other Note Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Incentive Plan” means the Issuer’s Amended and Restated 2014 Equity Incentive Plan, as may be amended, amended and restated, supplemented or otherwise modified from time to time. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit 9 US-DOCS\127429400.24 interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member, membership or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “Equity Issuance Documents” means the Initial Warrant Purchase Agreement, the Delayed Draw Stock and Warrant Purchase Agreement, the Initial Warrants, the Delayed Draw Warrants and all other agreements or instruments in connection with the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Issuer within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan, (b) the withdrawal of the Issuer or any ERISA Affiliate from a Multiple Employer Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by the Issuer or any ERISA Affiliate from a Multiemployer Plan, (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, (e) the institution by the PBGC of proceedings to terminate a Pension Plan, (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA, or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Issuer or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 9.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Accounts” means (a) deposit accounts established solely for payroll purposes in such amounts as are required to be paid to employees of the Note Parties or any of their Subsidiaries within the immediately succeeding two payroll cycles and (b) deposit accounts the aggregate daily balance in which does not at any time exceed (A) prior to the Combination Closing Date: (i) $10,000 individually and (ii) $50,000 in the aggregate and (B) on or after the Combination Closing Date: (i) $100,000 individually and (ii) $1,000,000 in the aggregate. “Excluded Equity Interests” means (a) any Equity Interests with respect to which, in the reasonable judgment of the Agent and the Issuer (as agreed to in writing), the cost or other consequences (including material adverse tax consequences) of pledging such Equity Interests in favor of the Secured Parties shall be excessive in view of the benefits to be obtained by the Purchasers therefrom, (b) in the case of any issuer organized under the laws of a jurisdiction other than the laws of any state of the United 10 US-DOCS\127429400.24

States or the District of Columbia, any Equity Interests of such issuer to the extent the pledge thereof would violate any applicable Requirements of Law (including any legally effective requirement to obtain the consent of any Governmental Authority unless such consent has been obtained) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other applicable law and (c) any Equity Interests in any Person that is not a Wholly-Owned Subsidiary, in each case of this clause (c), to the extent that and only for so long as a pledge thereof to secure the Obligations is prohibited by any applicable Contractual Obligation (and other than proceeds thereof the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition or restriction) then in effect permitted by this Agreement and binding on such Equity Interests, requires the consent of any other party to any such Contractual Obligation (other than a Note Party or an Affiliate of a Note Party) that has not been obtained (it being understood that the foregoing shall not be deemed to obligate any Note Party or any Subsidiary to obtain any such consent) or would give any other party to any such Contractual Obligation (other than a Note Party or an Affiliate of a Note Party) the right to terminate its obligations thereunder, except, in each case of this clause (c) to the extent any such prohibition, restriction, requirement or other limitation on the pledge of such Equity Interests is rendered ineffective by Section 9-406 or 9-408 of the Uniform Commercial Code or other applicable law and, in any event, excluding the proceeds of any such Equity Interests or Cash Equivalents the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition, restriction, requirement or other limitation that do not themselves constitute Excluded Equity Interests; provided, however, that Excluded Equity Interests shall not include any Proceeds, substitutions or replacements of any assets referred to in the foregoing (unless such Proceeds, substitutions or replacements would constitute assets referred to in clauses (a) through (c) above). “Excluded Property” means, with respect to any Note Party, including any Person that becomes a Note Party after the Closing Date as contemplated by Section 7.12, (a) any property which, subject to the terms of Section 8.09, is subject to a Lien of the type described in Section 8.01(i) pursuant to documents which prohibit such Note Party from granting any other Liens in such property, (b) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that, upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall no longer constitute “Excluded Property” and shall be considered Collateral, (c) any general intangible, permit, lease, license, contract or other instrument of a Note Party if the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by the Collateral Documents, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Note Party’s rights, titles and interests thereunder (including upon the giving of notice or lapse of time or both); provided, that, (x) any such limitation described in this clause (c) on the security interests granted under the Collateral Documents shall only apply to the extent that any such prohibition would not be rendered ineffective pursuant to the Uniform Commercial Code or any other applicable Law or principles of equity and (y) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such item to become Collateral, a security interest in such general intangible, permit, lease, license, contract or other instrument shall be automatically and simultaneously granted under the applicable Collateral Document and such general intangible, permit, lease, license, contract or other instrument shall no longer constitute “Excluded Property” and shall be considered Collateral, (d) any vehicles, aircraft, aircraft engines and other assets subject to certificates of title, except to the extent perfected by filing a financing statement in the appropriate form in the applicable jurisdiction under the Uniform Commercial Code or without any 11 US-DOCS\127429400.24 perfection steps, (e) any asset with respect to which the Agent has confirmed in writing to the Issuer its determination that the costs or other consequences (including adverse tax consequences) of providing a security interest in is excessive in view of the benefits to be obtained by the Purchasers, (f) any asset or property to the extent and for so long as the grant of a security interest in such asset or property in favor of the Agent would be prohibited by applicable requirement of Law or regulation or would require the consent of any Governmental Authority after giving effect to the anti-assignment provisions of the Uniform Commercial Code of any relevant jurisdiction and other applicable law, and (g) all Excluded Equity Interests. “Existing Indebtedness” means all Indebtedness for borrowed money of the Note Parties in existence immediately prior to the Closing Date. “Extraordinary Receipts” means any cash or Cash Equivalents actually received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance, condemnation awards (and payments in lieu thereof) (other than Net Cash Proceeds of any Involuntary Disposition) and indemnity payments; provided that (i) payments received from Space Florida (including the State of Florida and any agency thereof) to reimburse the Note Parties for equipment previously purchased by such Note Parties with respect to the Space Florida Project, (ii) any purchase price adjustments with respect to such equipment, or (iii) any grant received by any Note Party from the Florida Department of Transportation Spaceport Infrastructure Matching Grant Funding or any other Governmental Authority or government programs in connection with the Space Florida Project shall not constitute Extraordinary Receipts. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations thereunder, official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any treaty, law, regulation or intergovernmental agreements entered into (which facilitates the implementation of any law or regulation) thereunder. “Fifth Amendment to the NPA” has the meaning specified in the definition of NPA. “Flood Hazard Property” has the meaning specified in the definition of Real Estate Security Documents. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Francisco Partners” means FP Credit Partners, L.P., on behalf of certain of its managed funds, affiliates, financing parties or investment vehicles. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in notes, loans and/or similar extensions of credit in the ordinary course of its activities. “Funded Indebtedness” means, as of any date, all Indebtedness of such Person of the types described in clauses (a) through (c), (e), (f) and (k) and, solely with respect to letters of credit, bankers’ acceptances and similar instruments that have been drawn but not yet reimbursed, clause (d) of the definition of “Indebtedness”, to the extent reflected as a liability on the balance sheet of such Person in accordance with GAAP; provided that Funded Indebtedness shall be deemed not to include the Staton Payment Obligations. 12 US-DOCS\127429400.24

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and as in effect from time to time. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Government Contract” means each contract between the Issuer or any of its Subsidiaries and any governmental entity and each Bid with respect to Government Contracts. “Government Subcontract” means each contract between the Issuer or any of its Subsidiaries and any prime contractor or upper-tier subcontractor relating to a contract between such Person and any governmental entity, and each Bid with respect to Government Subcontracts. “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means (a) each Subsidiary of the Issuer identified as a “Guarantor” on the signature pages hereto and (b) each other Person that joins as a Guarantor pursuant to Section 5.02, Section 7.12 or Section 7.20(b) (and “Guarantor” shall mean, as the context may require, each of them individually), together with their successors and permitted assigns. As of the Closing Date, the Guarantors are Tyvak Nano-Satellite Systems, Inc. and PredaSAR Corporation. “Guaranty” means the Guaranty made by the Guarantors in favor of the Secured Parties pursuant to Article IV. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or 13 US-DOCS\127429400.24 asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Increase Date” has the meaning specified in Section 2.09(a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations, whether current or long-term, for borrowed money (including the Obligations) and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money Indebtedness; (c) the principal portion of all obligations under conditional sale or other title retention agreements relating to property purchased by such Person or any Subsidiary thereof (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (d) all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (e) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, to the extent such obligation (x) has not been delinquent for more than (i) prior to the Combination Closing Date, 120 days and (ii) on or after the Combination Closing Date, 180 days after its due date or (y) is being contested in good faith by appropriate proceedings diligently conducted), including, without limitation, any Earn Out Obligations that have become a liability on the balance sheet in accordance with GAAP; (f) the Attributable Indebtedness of Capital Leases, Securitization Transactions and Synthetic Leases; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Capital Stock in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (h) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed; (i) the Swap Termination Value of any Swap Contract; (j) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) and (i) above of any other Person; and (k) all Indebtedness of the types referred to in clauses (a) through (j) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person or a Subsidiary thereof is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Person or such Subsidiary; 14 US-DOCS\127429400.24 provided that notwithstanding the foregoing, Indebtedness shall be deemed not to include (1) prepaid or deferred revenue arising in the ordinary course of business, (2) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warrants or other unperformed obligations of the seller of such asset (excluding, for the avoidance of doubt, Earn Out Obligations), (3) any obligations attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto or (4) asset retirement obligations and obligations in respect of workers’ compensation (including pensions and retiree medical care) that are not overdue by more than sixty (60) days. For purposes hereof, the amount of any direct obligation arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments shall be the maximum amount available to be drawn thereunder. “Indemnitee” has the meaning set forth in Section 12.04(b). “Information” has the meaning set forth in Section 12.07. “Initial Senior Secured Note Commitment” shall mean, in the case of each Purchaser that is a Purchaser on the Closing Date, its obligation to purchase Senior Secured Notes from the Issuer pursuant to Section 2.01(a), in an aggregate principal amount equal to the amount set forth opposite such Purchaser’s name on Schedule II under the caption Senior Secured Note Commitment or in any Assignment and Assumption pursuant to which such Purchaser becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Initial Senior Secured Note Commitments as of the Closing Date is $30,000,000. “Initial Senior Secured Notes” has the meaning set forth in Section 2.01(a). “Initial Warrants” means the warrant to purchase shares of common stock of the Issuer issued pursuant to the Initial Warrants Purchase Agreement. “Initial Warrant Purchase Agreement” means that certain Warrant Purchase Agreement, dated as of the Closing Date, among the Issuer and the purchasers party thereto. “Intellectual Property” means all right, title and interests throughout the world in and to: (a) all rights relating to the protection of inventions, including patents and patent applications; (b) works of authorship, copyrightable works, registered and unregistered copyrights, authors’ rights, moral rights, and registrations and applications for registration thereof; (c) all rights in registered and unregistered trademarks, service marks, trade names, corporate names, logos, trade dress, designs, packaging, domain names, and registrations and applications for registration thereof, together with all goodwill associated with any of the foregoing; (d) mask works and registrations and applications for registration thereof; (e) computer software, including source code, object code, firmware, algorithms and databases; (f) trade secrets, know-how and proprietary information, including, without limitation, technical data, customer lists, formulae, methods, processes, research and development information, inventions, discoveries, designs, drawings, databases, specifications, and all derivatives and improvements thereof; (g) all actions and rights to sue at law or in equity for past, present or future infringement or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom; (h) all rights to obtain renewals, reissues, reexaminations, continuations, continuations-in-part, divisions or other extensions of legal protections pertaining thereto; and (i) any right, in any jurisdiction, analogous to those set forth herein. 15 US-DOCS\127429400.24

“Intellectual Property Licenses” has the meaning specified in Section 6.17(c). “Intercreditor Agreement” means the First Lien Intercreditor Agreement, dated as of the Closing Date, by and among the Agent, the Note Parties and, U.S. Bank National Association, as LM Notes Collateral Agent for the LM Note Secured Parties (as defined therein) and each additional agent from time to time party thereto. “Interest Payment Date” has the meaning specified in Section 2.09(c). “Interim Financial Statements” means (a) the unaudited consolidated balance sheet of the Issuer and its Subsidiaries and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for the fiscal quarter ended June 30, 2021 and (b) the preliminary (flash) unaudited consolidated balance sheet of the Issuer and its Subsidiaries and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for the fiscal quarter ended September 30, 2021 (the “Flash Interim Financial Statements”) and for the corresponding period in the prior fiscal year. “Internal Revenue Code” means the United States Internal Revenue Code of 1986. “Internal Revenue Service” means the United States Internal Revenue Service. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Note Party or any of their Subsidiaries. “IP Security Agreement” means notices of grant of security interest in the form required by the Security Agreement executed and delivered by a Note Party. “Issuer” has the meaning assigned to such term in the preamble hereto. “Issuer Covered Person” means, with respect to the Issuer as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1) and, after the Combination Closing Date, the Acquiror. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit D executed and delivered by a Subsidiary in accordance with the provisions of Section 7.12. “Junior Debt Restricted Payment” has the meaning specified in Section 8.11. “Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any material Note Party Intellectual Property. 16 US-DOCS\127429400.24

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, binding guidelines, regulations, ordinances, codes and binding administrative or judicial precedents or authorities, including any binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Lockheed Martin” means Lockheed Martin Corporation, a Maryland corporation. “Lockheed Martin Senior Secured Notes” means the senior secured notes issued pursuant to the NPA. “Lockheed Martin Note Documents” means the NPA and all other Note Documents (as such term is defined in the NPA), in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Make-Whole Premium” shall mean, on any date with respect to any Notes being prepaid or accelerated on such date: (a) at any time on or after the occurrence of an Enhanced Protection Event, the excess (if any) of (i) the present value as of such date of all remaining required interest payments on such Notes being prepaid or accelerated on such date through the Maturity Date, plus the present value as of such date of the principal amount of such Notes being prepaid or accelerated, assuming a prepayment (or acceleration) date of the Maturity Date, in each case computed using a discount rate equal to the Treasury Rate plus 50 basis points over (ii) the principal amount of such Notes being prepaid or accelerated; and (b) at any time prior to the occurrence of an Enhanced Protection Event, the greater of (i) 3.00% of the aggregate principal amount of such Notes being prepaid or accelerated and (ii) the excess (if any) of (A) the present value as of such date of all remaining required interest payments on such Notes being prepaid on such date through the first anniversary of the Closing Date, plus the present value as of such date of the principal amount of such Notes being prepaid or accelerated, assuming a prepayment (or acceleration) date of the first anniversary of the Closing Date, in each case computed using a discount rate equal to the Treasury Rate plus 50 basis points over (B) the principal amount of such Notes being prepaid or accelerated. For purposes of this definition, “Treasury Rate” means the rate per annum equal to, in the case of clause (a) above, the yield to maturity at the time of computation of the United States Treasury securities with a constant maturity as compiled and published in the most recent Federal Reserve Statistical Release H 15 (519) that has become publicly available at least two Business Days prior to such time (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the period from such date of prepayment to the Maturity Date and, in the case of clause (b) above, Date the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year. 17 US-DOCS\127429400.24

“Master Agreement” has the meaning specified in the definition of Swap Contract. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, assets, properties, liabilities (actual or contingent), or condition (financial or otherwise) of the Note Parties and their Subsidiaries taken as a whole, (b) a material impairment of the rights and remedies of the Agent or any Purchaser under any Note Document to which it is a party or a material impairment in the perfection, value or priority of the Agent’s security interests in the Collateral, (c) a material impairment of the ability of the Note Parties, taken as a whole, to perform their obligations under any Note Document to which it is a party, or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Note Party of any Note Document to which it is a party. “Material Contracts” means (a) those agreements listed on Schedule 6.24(a), (b) after the Closing Date, any contract, agreement, license or other Contractual Obligation that, at any time of determination, is anticipated to contribute more than (x) prior to the Combination Closing Date, $1,000,000 of revenue on an annual basis or require payment of more than $1,000,000 in any year and (y) on or after the Combination Closing Date, $5,000,000 of revenue on an annual basis or require payment of more than $5,000,000 in any year and (c) any other agreements, instruments, license or other Contractual Obligation to which the Note Parties or any Subsidiary is a party, and the breach, nonperformance or cancellation of which, or the failure of which to renew, could reasonably be expected to have a Material Adverse Effect. The Strategic Cooperation Agreement shall constitute a “Material Contract”. “Material Indebtedness” means Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount. “Maturity Date” means (a) November 24, 2026, or (b) if earlier, such earlier date on which the Notes are accelerated in whole pursuant to Section 9.02 hereof; provided, that, if such date is not a Business Day, the Maturity Date shall be the first Business Day immediately succeeding such date. “Maximum Rate” has the meaning set forth in Section 12.09. “Merger” has the meaning assigned to such term in the preamble hereto. “Merger Sub” has the meaning assigned to such term in the preamble hereto. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgages” means the mortgages, deeds of trust or deeds to secure debt that purport to grant to the Agent, for the benefit of the Purchasers, a security interest in the fee interest of any Note Party in real property located in the U.S. (other than Excluded Property). “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Issuer or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Pension Plan which has two or more contributing sponsors (including the Issuer or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Cash Proceeds” means the aggregate cash or Cash Equivalents actually received by any Note Party or any Subsidiary in respect of any Disposition, Debt Issuance, Involuntary Disposition or 18 US-DOCS\127429400.24

Extraordinary Receipts, net of (a) reasonable direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes (including in connection with a repatriation of funds) paid or payable as a result thereof, (c) in the case of any Disposition or Involuntary Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Agent) on the related property, (d) in the case of any Extraordinary Receipt, (i) reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments and (ii) so long as no Default or Event of Default exists, insurance and condemnation proceeds that are applied to the repair or replacement of the applicable property within 90 days after receipt thereof; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any Note Party or any Subsidiary in any Disposition, Debt Issuance, Involuntary Disposition or Extraordinary Receipt (e) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (b) above) (1) associated with the assets that are the subject of such prepayment event and (2) retained by Note Parties or any of their Subsidiaries; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such a prepayment event occurring on the date of such reduction, (f) in the case of any Disposition, Debt Issuance, Involuntary Disposition or Extraordinary Receipts, by a non-Wholly-Owned Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (f)) attributable to non-controlling interests and not available for distribution to or for the account of the Note Parties or a Wholly-Owned Subsidiary as a result thereof and (g) in the case of any Disposition, any funded escrow established pursuant to the documents evidencing any such sale or disposition to secure any indemnification obligations or adjustments to the purchase price associated with any such sale or disposition; provided that the amount of any subsequent reduction of such escrow (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such a Disposition occurring on the date of such reduction solely to the extent that Note Parties or any of their Subsidiaries receives cash in an amount equal to the amount of such reduction. “Net Debt” means, without duplication, after giving pro forma effect to the transactions occurring on the Combination Closing Date (other than any funding of the Delayed Draw Senior Secured Notes or the Additional Delayed Draw Senior Secured Notes and excluding the impact on the Company Transaction Expenses (as defined in the Acquisition Agreement), cash of the Note Parties and their Subsidiaries, Available Closing Acquiror Cash (as defined in the Acquisition Agreement) and Acquiror Transaction Expenses (as defined in the Acquisition Agreement) from the insurance premiums for any “tail” or “runoff” directors’ and officers’ liability insurance policy which is purchased as contemplated by Sections 7.01 and 8.07 of the Acquisition Agreement and any insurance premiums for the directors’ and officer’s liability insurance policy of the Acquiror for the period immediately following the Combination Closing Date to the first year anniversary thereof): (a)(i) the outstanding principal amount all Indebtedness for borrowed money of the Note Parties and their Subsidiaries as of immediately following the Combination Closing Date (including, for the avoidance of doubt, (x) the outstanding principal amount of the Lockheed Martin Senior Secured Notes which are included in the Senior Secured Note Debt Rollover (as defined in the Acquisition Agreement) and that will remain outstanding after the Combination Closing Date and (y) any portion of the Initial Senior Secured Notes that are outstanding on the Combination Closing Date (for purposes of clarity, including any interest that has been paid in kind)) plus (ii) the Company Transaction Expenses (as defined in the Acquisition Agreement) that are unpaid as of immediately following the Combination Closing Date, minus 19 US-DOCS\127429400.24

(b)(i) all cash and cash equivalents (including all commercial paper, certificates of deposit and other bank deposits, treasury bills, and all other cash equivalents, whether on hand or in banks or other financial institutions) of the Note Parties and their Subsidiaries as of immediately following the Combination Closing Date (including, for the avoidance of doubt, cash and cash equivalents resulting from the funding of any portion of the Initial Senior Secured Notes prior to the Combination Closing Date) plus (ii) the Available Closing Acquiror Cash (as defined in the Acquisition Agreement). For the avoidance of doubt, any amounts payable to Staton in connection with any PIPE Investment (as defined in the Acquisition Agreement) made by Staton shall not be deemed “indebtedness” or otherwise included in clause (a) of this definition. “Non-U.S. Subsidiary” means any Subsidiary that is not a U.S. Subsidiary. “Note” or “Notes” shall mean the Initial Senior Secured Notes, the Delayed Draw Senior Secured Notes and the Additional Delayed Draw Senior Secured Notes, collectively. “Note Documents” means this Agreement,Amendment No. 1, each Note, each Joinder Agreement, the Agent Fee Letter, the Collateral Documents and the Intercreditor Agreement. “Note Parties” means, collectively, the Issuer and each Guarantor. “Note Party Intellectual Property” means all Intellectual Property (including Registered Intellectual Property) owned, controlled, used or held for use by any Note Party or Subsidiary in connection with the operation of the business of the Note Parties and their Subsidiaries as now conducted and as currently proposed to be conducted. “Notice of Issuance” shall mean a written notice of borrowing substantially in the form of Exhibit E. “NPA” means (ia) the Note Purchase Agreement dated as of March 8, 2021, among the Issuer, the guarantors from time to time party thereto, the purchasers from time to time party thereto and Lockheed Martin, as authorized representative, as amended by that certain First Amendment to Note Purchase Agreement, dated as of April 30, 2021, as amended by that Second Amendment to Note Purchase Agreement, dated as of May 21, 2021, as amended by that Third Amendment to Note Purchase Agreement, dated as of June 7, 2021 as amended by that Fourth Amendment to Note Purchase Agreement, dated as of October 28, 2021, and as amended by that Fifth Amendment to Note Purchase Agreement (the “Fifth Amendment to the NPA”), dated as of the Closing Date, as amended by the Sixth Amendment to the NPA, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner permitted by Section 8.12, including any amendment, amendment and restatement, supplement and other modification to effectuate a Note Continuation (as defined in the Acquisition Agreement) or (iib) after the Combination Closing Date, if the Senior Secured Note Debt Rollover (as defined in the Acquisition Agreement) is effectuated through a Debt Exchange (as defined in the Acquisition Agreement), the note purchase agreement or loan agreement that will govern the Rollover Notes. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Note Party arising under any Note Document or otherwise with respect to any Note (including any PIK Interest) and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case, whether direct 20 US-DOCS\127429400.24 or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Note Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws, (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization, including in each case of the foregoing the equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction, and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Participant” has the meaning set forth in Section 12.06(h). “Participant Register” has the meaning specified in Section 12.06(h). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Issuer or any ERISA Affiliate and that is either covered by Title IV of ERISA or is subject to minimum funding standards under Section 412 of the Internal Revenue Code. “Perfection and Due Diligence Certificate” means that certain Perfection and Due Diligence Certificate dated as of the Closing Date and, in respect of the Acquiror, on the Combination Closing Date executed by the applicable Note Parties and certified to the Secured Parties, as amended or modified from time to time in accordance with the terms hereof. “Permitted Acquisition” means any acquisition by the Acquiror or any Subsidiary, whether by purchase, merger, amalgamating, consolidation or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Equity Interests of any Person, and all Investments undertaken to consummate such acquisition transaction; provided that: (a) such acquisition is not a hostile or contested acquisition; (b) such assets, business line, unit, division or Person, as applicable shall be in a business permitted by Section 8.07 hereof; 21 US-DOCS\127429400.24

(c) after giving pro forma effect to such Acquisition, the Issuer shall be in compliance with the financial covenant set forth in Section 8.17 as of the last day of the most recently ended fiscal quarter as if such transaction had occurred on such day; (d)(1i) such Person becomes a Subsidiary; or (2ii) such Person, assets, line of business, unit or division, in each case, in one transaction or a series of related transactions, is merged, consolidated, or amalgamated with or into, or transfers or conveys substantially all of its assets to (or is acquired by) or is liquidated into a Subsidiary; (e) the total consideration, including maximum potential total amount of all deferred payment obligations (including earn-outs and consideration paid in Qualified Equity Interests of the Acquiror) and Indebtedness permitted by Section 8.03 assumed or incurred for all Permitted Acquisitions during the term of this Agreement shall not exceed $50,000,000 (the “Permitted Acquisition Cap”); provided that the total consideration paid in cash or Indebtedness assumed for all such Permitted Acquisitions during the term of this Agreement shall not exceed $25,000,000; provided further, that no Equity Interests constituting all or a portion of such acquisition consideration shall require any payments or other distributions of cash or property in respect thereof, or any purchases, redemptions or other acquisitions thereof for cash or property, in each case prior to the 91st day following the date that all Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been paid in full; (f) all actions required to be taken with respect to any such newly created or acquired Person or assets, in each case as applicable in order to satisfy the requirements of Sections 7.12 and 7.14, to the extent required, shall have been taken (or arrangements for the taking of such actions after the consummation of the Permitted Acquisition shall have been made); (g) the aggregate amount of Investments made by Note Parties in Persons that do not become (or that are not amalgamated, merged or consolidated with or into, or substantially all of the assets or assets constituting a business unit, a line of business or a division of which are not transferred or conveyed to, or are not liquidated into) Note Parties pursuant to Permitted Acquisitions shall not exceed $5,000,000; (h) no Default or Event of Default shall have occurred and be continuing or would result from the execution of such agreement and the consummation of such acquisition; (i) at least five Business Days prior to the proposed date of the consummation of such acquisition (or such shorter period as is acceptable to the Administrative Agent in its sole discretion), the Issuer shall have delivered to the Administrative Agent and the Purchasers a certificate of a Responsible Officer of the Issuer certifying that such acquisition complies with this definition (which certificate shall have attached thereto reasonably detailed backup data and calculations demonstrating such compliance); (j) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Requirements of Law; and (k) no Note Party or any of its Subsidiaries shall, in connection with any such transaction, assume or remain liable with respect to any Indebtedness or contingent obligation (including any material tax or ERISA liability) of the related seller or the assets, business line, unit, division or Person acquired, except to the extent permitted to be incurred under Section 8.03. 22 US-DOCS\127429400.24

“Permitted Acquisition Cap” has the meaning specified in the definition of Permitted Acquisition. “Permitted Liens” means, at any time, Liens in respect of property of any Note Party or any of its Subsidiaries permitted to exist at such time pursuant to the terms of Section 8.01. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Personal Information” has the meaning specified in Section 6.25(b). “PIK Interest” means, as of any date of determination, the interest that has been paid in kind and added to the principal balance of the Notes in accordance with Section 2.09(c) on or prior to such date of determination. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of the Issuer or any of its Subsidiaries or any such Plan to which the Issuer or any of its Subsidiaries is required to contribute on behalf of any of its employees or otherwise has any liability. “Pledge Agreement” means the pledge agreement dated as of the Closing Date executed in favor of the Agent, for the benefit of the Secured Parties, by each of the Note Parties, as amended or modified from time to time in accordance with the terms hereof. “Pro Forma Balance Sheet” means the pro forma consolidated balance sheet of the Issuer and its Subsidiaries as of and for the twelve-month period ending September 30, 2021, prepared, in the case of the financials for the fiscal quarter ended September 30, 2021, based on the Flash Interim Financial Statements, after giving effect to the Transactions as if the Transactions had occurred as of such date. “Purchaser” or “Purchasers” means each Person that has executed and delivered this Agreement as a “Purchaser” and such Person’s successors and assigns. “Qualified Capital Stock” of any Person means any Equity Interests of such Person that are not Disqualified Capital Stock. “Qualified Public Company Event” means: (1a) the issuance and sale by the Issuer or any direct or indirect parent company of the Issuer of its common Equity Interests (and the contribution of any proceeds of such issuance to the Issuer) in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement (whether alone or in connection with a secondary public offering) filed with the U.S. Securities and Exchange Commission (or any Governmental Authority succeeding to any of its principal functions) in accordance with the Securities Act and such Equity Interests are listed on a nationally-recognized stock exchange in the United States of America pursuant to which net proceeds of at least $150,000,000 are received by the Issuer or such parent company and contributed to the Issuer; or (2b) any De-SPAC Transaction. “Real Estate Security Documents” means with respect to the fee interest of any Note Party in any real property located in the U.S.: (a) a fully executed and notarized Mortgage encumbering the fee interest of such Note Party in such real property; 23 US-DOCS\127429400.24

(b) if requested by the Agent in its sole discretion, maps or plats of an as-built survey of the sites of such real property certified to the Agent and the title insurance company issuing the policies referred to in clause (c) of this definition in a manner reasonably satisfactory to each of the Agent and such title insurance company, dated a date satisfactory to each of the Agent and such title insurance company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the National Society of Professional Surveyors, Inc. in 2016 with items 2, 3, 4, 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 10, 11(a), 13, 14, 16,17, 18 and 19 on Table A thereof completed; (c)ALTA mortgagee title insurance policies issued by a nationally recognized title insurance company selected by the Issuer and reasonably acceptable to the Agent with respect to such real property, insuring that the Mortgage covering such real property creates a valid and enforceable first priority mortgage lien on such real property, free and clear of all defects and encumbrances except Permitted Liens, which title insurance policies shall otherwise be in form and substance reasonably satisfactory to the Agent and shall include such customary endorsements as are reasonably requested by the Agent and are available in the applicable jurisdiction; (d) evidence as to (i) whether such real property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and (ii) if such real property contains improvements situated in a Flood Hazard Property, (A) whether the community in which such real property is located is participating in the National Flood Insurance Program, (B) the applicable Note Party’s written acknowledgment of receipt of written notification from the Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of insurance policies or certificates of insurance of the Note Parties and their Subsidiaries (as applicable) evidencing flood insurance reasonably satisfactory to the Agent and naming the Agent and its successors and/or assigns as lender loss payee; (e) if requested by the Agent in its sole discretion, a Phase I environmental assessment report, as to such real property, in form and substance and from professional firms reasonably acceptable to the Agent; (f) if requested by the Agent in its sole discretion, evidence reasonably satisfactory to the Agent that such real property, and the uses of such real property, are in compliance in all material respects with all applicable zoning laws (the evidence submitted as to which should include the zoning designation made for such real property, the permitted uses of such real property under such zoning designation and, if available, zoning requirements as to parking, lot size, ingress, egress and building setbacks); and (g) if requested by the Agent in its sole discretion, a customary opinion of legal counsel to the Note Party granting the Mortgage on such real property, addressed to the Agent and each Purchaser, in form and substance reasonably acceptable to the Agent. “Recipient” means any Purchaser and any other recipient of any payment by or on account of any obligation of any Note Party under any Note Document. 24 US-DOCS\127429400.24

“Redemption Certificate” has the meaning specified in Section 5.02(a). “Registered Intellectual Property” has the meaning specified in Section 6.17(b). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, sub-advisors and representatives of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived. “Required Purchasers” means, as of any date, the Purchasers holding a majority of the aggregate principal amount of the Notes outstanding on such date; provided, that any Notes held by any Note Party or any of its Subsidiaries shall be excluded. “Requirement of Law” shall mean, as to any Person, such Person’s Organization Documents, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, general counsel, treasurer, assistant treasurer, secretary, executive chairman or vice president of finance of a Note Party and, solely for purposes of the delivery of certificates pursuant to Sections 5.01 or 7.12(b), the secretary or any assistant secretary of a Note Party. Any document delivered hereunder that is signed by a Responsible Officer of a Note Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Note Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Note Party. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of any Note Party or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of any Note Party or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Note Party or any of its Subsidiaries, now or hereafter outstanding, and (d) any payment made in respect of management, consulting, transaction or similar advisory fees to or for the account of any holder (or any Affiliate of any holder) of the Equity Interests of any Note Party or any of its Subsidiaries other than customary consulting fees paid to any consultant of any Note Party or any of its Subsidiaries that (i) prior to the Combination Closing Date, solely holds stock options or restricted stock units issued under the Equity Incentive Plan or (ii) on and after the Combination Closing Date holds no more than 5% of the Equity Interests of the Acquiror. “Rollover Notes” has the meaning specified in Section 5.02(i). “S&P” means Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business. 25 US-DOCS\127429400.24

“Sale and Leaseback Transaction” means, with respect to any Note Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby the Note Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanction(s)” means any sanction administered or enforced by the United States government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority of the United States, United Nations, European Union or United Kingdom. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” means (a) each Purchaser, (b) the Agent and (c) the permitted successors and assigns of each of the foregoing. “Securities Act” means the Securities Act of 1933. “Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person. “Security Agreement” means the security agreement dated as of the Closing Date executed in favor of the Agent, for the benefit of the Secured Parties, by each of the Note Parties, as amended or modified from time to time in accordance with the terms thereof. “Series A Preferred Stock” means the Issuer’s Series A Preferred Stock. $0.0001 par value per share. “Sixth Amendment to NPA” has the meaning specified in Section 5.02(j). “Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. 26 US-DOCS\127429400.24

“Space Florida” means the Governmental Authority known as “Space Florida”, which was created pursuant to Chapter 331, Part II, Florida Statutes, as an independent special district and a subdivision of the State of Florida. “Space Florida Project” means the production facility expected to be leased, developed, constructed, equipped and operated by the Issuer or the Space Florida Subsidiary, and the business operations thereon, on one or more sites of Space Florida or a related party with respect to spacecraft and constellation development and manufacturing. “Space Florida Subsidiary” means a Subsidiary of the Issuer to be formed after the Closing Date solely for purposes of leasing, equipping, construction, developing and operating of the Space Florida Project. “Staton” means Staton Orbital Family Limited Partnership and its Affiliates. “Staton Cash Obligations” has the meaning specified in Section 8.11. “Staton Payment Obligations” has the meaning specified in Section 8.11. “Strategic Cooperation Agreement” means the Second Amended and Restated Strategic Cooperation Agreement dated as of October 28, 2021 between the Issuer and Lockheed Martin and the other parties thereto. “Subscription Agreement” has the meaning given to such term in the Acquisition Agreement. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer, prior to the Combination Closing Date, to a Subsidiary or Subsidiaries of the Issuer or, after the Combination Closing Date, a Subsidiary or Subsidiaries of the Acquiror. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date 27 US-DOCS\127429400.24 referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Purchaser or any Affiliate of a Purchaser). “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on a balance sheet under GAAP. “Taxes” has the meaning set forth in Section 3.01(a). “Threshold Amount” means (x) prior to the Combination Closing Date, $1,000,000 and (y) on and after the Combination Closing Date, $10,000,000. “Transaction Expenses” shall mean any fees, costs, or expenses incurred, paid or payable by the Issuer or any of their respective Affiliates in connection with the Transactions, this Agreement and the other Note Documents and the transactions contemplated hereby and thereby. “Transactions” shall mean, collectively, the transactions constituting or contemplated by this Agreement and the other Note Documents and any prepayment, repayment, repurchase, prepayment, or defeasance of Indebtedness of the Issuer in connection therewith, the Combination and the consummation of any other transactions in connection with the foregoing (including in connection with the Acquisition Agreement and the payment of the fees, costs and expenses incurred in connection with any of the foregoing (including the Transaction Expenses)). “Treasury Regulations” means the regulations, including temporary regulations, promulgated by the United States Treasury Department under the Internal Revenue Code, as such regulations may be amended from time to time (including the corresponding provisions of any future regulations). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof or of the other Note Documents relating to such perfection, effect of perfection or non-perfection or priority. “United States” and “U.S.” mean the United States of America. 28 US-DOCS\127429400.24

“U.S. Subsidiary” means any Subsidiary that is organized under the laws of any state of the United States or the District of Columbia. “Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. “WC Intercreditor Agreement” has the meaning specified in Section 8.01(q). “Wholly-Owned Subsidiary” means any Person 100% of whose Equity Interests are at the time owned by the Issuer (or, after the Combination Closing Date, the Acquiror) directly or indirectly through other Persons 100% of whose Equity Interests are at the time owned, directly or indirectly, by the Issuer (or, after the Combination Closing Date, the Acquiror). “Withholding Agent” means any Note Party, and any other Person required by applicable Law to withhold or deduct amounts from a payment made by or on account of any obligation of any Note Party under any Note Document. “Working Capital Facility” has the meaning specified in Section 8.03(g). “Working Capital Priority Collateral” has the meaning specified in Section 8.01(q). “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Note Document, unless otherwise specified herein or in such other Note Document: (a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Note Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions set forth herein or in any other Note Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein,” “hereof” and “hereunder,” and words of similar import when used in any Note Document, shall be construed to refer to such Note Document in its entirety and not to any particular provision thereof, (iv) all references in an Note Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Note Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or 29 US-DOCS\127429400.24 supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal property and tangible and intangible assets and properties, including cash, securities, accounts, contract rights and Intellectual Property. (b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c)Section headings herein and in the other Note Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Note Document. (d)Any reference herein to a merger, transfer, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a)Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements delivered pursuant to Section 7.01(a) and (b), except as otherwise specifically prescribed herein; provided, however, that, calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by the Issuer in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein, Indebtedness of the Issuer and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20, on financial liabilities shall be disregarded. (b)Changes in GAAP. Issuer will provide a written summary of material changes in GAAP and in the consistent application thereof with each annual and quarterly financial statement delivered in accordance with Section 7.01. If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Note Document, and either the Issuer or the Required Purchasers shall so request, the Purchasers and Issuer shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Purchasers); provided, that, until so amended, (i) such requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Issuer shall provide to the Purchasers financial statements and other documents required under this Agreement or as requested hereunder setting forth a reconciliation between calculations of such requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained in this Agreement, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change to GAAP occurring as a result of the implementation of ASU 2016-02, Leases (Topic 842) issued by the 30 US-DOCS\127429400.24

Financial Accounting Standards Board or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect prior to such change. (c)Consolidation of Variable Interest Rate Entities. All references herein to consolidated financial statements of the Issuer and its Subsidiaries or the Acquiror and its Subsidiaries or to the determination of any amount for the Issuer and its Subsidiaries or the Acquiror and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Issuer is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity was a Subsidiary as defined herein. 1.04 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to United States Eastern time (daylight or standard, as applicable). ARTICLE II THE NOTES 2.01 Authorization and Issuance of Notes. (a)The Issuer has duly authorized the issuance, sale and delivery of its Initial Senior Secured Notes on the Closing Date to be substantially in the form of Exhibit A-1 hereto which Initial Senior Secured Notes shall not exceed for any such Purchaser the Initial Senior Secured Note Commitment of such Purchaser and in the aggregate of $30,000,000. All such notes originally issued pursuant to this paragraph (a) being collectively called the “Initial Senior Secured Notes” and individually a “Initial Senior Secured Note”. Notwithstanding anything to the contrary set forth herein, the Initial Senior Secured Notes will, upon the occurrence of the Closing Date, be immediately separable and transferable. (b)The Issuer has duly authorized the issuance, sale and delivery of its Delayed Draw Senior Secured Notes on the CombinationAmendment No. 1 Closing Date to be substantially in the form of Exhibit A-2 hereto, which Delayed Draw Senior Secured Note shall not exceed for any such Purchaser the DDSSN Commitment of such Purchaser and in the aggregate of $20,000,00024,000,000. All such notes originally issued pursuant to this paragraph (b) being collectively called the “Delayed Draw Senior Secured Notes” and individually a “Delayed Draw Senior Secured Note”. Notwithstanding anything to the contrary set forth herein, the Delayed Draw Senior Secured Notes will, upon the occurrence of the CombinationAmendment No. 1 Closing Date, be immediately separable and transferable. (c)The Issuer has duly authorized the issuance, sale and delivery of its Additional Delayed Draw Senior Secured Notes on the Combination Closing Date to be substantially in the form of Exhibit A-3 hereto, which Additional Delayed Draw Senior Secured Note shall not exceed (i) depending on the percentage of shareholders of Acquiror who have elected to redeem their shares of Acquiror Class A Common Stock pursuant to the Acquiror Shareholder Redemption, the Additional DDSSN Commitment set forth opposite such percentage as set forth on the table below (it being understood that with respect to the Additional DDSSN Commitment corresponding to an Acquiror Shareholder Redemption percentage in between two adjacent tiers, the Additional DDSSN Commitment shall be 31 US-DOCS\127429400.24 calculated ratably based on the Additional DDSSN Commitment of such two adjacent tiers), (ii) for any such Purchaser the Additional DDSSN Commitment of such Purchaser and (ii) in the aggregate shall not exceed $100,000,000.

Acquiror Shareholder Redemption %	Additional DDSSN Commitments
25%	$25,000,000
30%	$31,250,000
35%	$37,500,000
40%	$43,750,000
45%	$50,000,000
50%	$56,250,000
55%	$62,500,000
60%	$68,750,000
65%	$75,000,000
70%	$81,250,000
75%	$87,500,000
80%	$93,750,000
85%	$100,000,000

All such notes originally issued pursuant to this paragraph (c) being collectively called the "Additional Delayed Draw Senior Secured Notes" and individually a "Additional Delayed Draw Senior Secured Note". Notwithstanding anything to the contrary set forth herein, the **Additional** Delayed Draw Senior Secured Notes will, upon the occurrence of the Combination Closing Date, be immediately separable and transferable.

2.02 Reserved.

2.03 Issuance and Sale of Securities; Original Issue Discount.

(a) Subject to the terms and conditions set forth in this Agreement, on the **Closing Date, the Amendment No. 1** Closing Date and the Combination Closing Date, as applicable, the Issuer will issue and sell the Notes to each of the Purchasers, severally and not jointly, and each of the Purchasers, severally and not jointly, shall purchase from the Issuer the Notes to be purchased by each of them, in each case in amounts, with respect to each Purchaser, equal to its Initial Senior Secured Note Commitment ~~or~~**,** DDSSN Commitment **or its Additional DDSN Commitment**, as applicable.

(b) The Issuer and each of FP Credit Partners AIV, L.P. and FP Credit Partners Phoenix AIV, L.P., as Purchasers hereby acknowledge and agree that, for United States income tax purposes, each of (i) the Initial Senior Secured Notes and the Initial Warrants and (ii) the Delayed Draw Senior Secured Notes, the Delayed Draw Shares, the Delayed Draw Warrants and the Additional Delayed Draw Senior Secured Notes constitutes an "investment unit" for purposes of Section 1273(c)(2) of the Code. Francisco Partners and the Issuer mutually agree that the allocation of the issue price of each such investment unit among the Notes, the Initial Warrants, the Delayed Draw Shares and the Delayed Draw Warrants, as applicable, in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be as mutually agreed by the Issuer and Francisco Partners. Francisco Partners and the Issuer agree to report all income tax matters with respect to such Notes, the Initial Warrants, the

~~32~~

~~US-DOCS\127429400.24~~

Delayed Draw Shares and the Delayed Draw Warrants consistent with the provisions of this Section 2.03(b) unless otherwise required due to a change in applicable Law. (c)The Issuer and each of FP Credit Partners AIV, L.P. and FP Credit Partners Phoenix AIV, L.P., as Purchasers hereby acknowledge and agree that, for United States income tax purposes, the Notes issued to such Purchaser will be issued with original issue discount equal to $5,000,000 which shall be payable on the Closing Date. The Issuer and each of FP Credit Partners AIV, L.P. and FP Credit Partners Phoenix AIV, L.P., as Purchasers hereby acknowledge and agree that, for United States income tax purposes, the Delayed Draw Senior Secured Notes issued to such Purchaser will be issued with original issue discount equal to $4,000,000 which shall be payable on the Amendment No. 1 Closing Date. (d)As consideration for the Purchasers’ Commitments hereunder, upon consummation of the Combination and regardless of whether the Delayed Draw Senior Secured Notes and the Additional Delayed Draw Senior Notes are issued pursuant to the terms of this Agreement, the Delayed Draw Shares shall be issued to the Purchasers pursuant to the Delayed Draw Stock and Warrant Purchase Agreement (solely with respect to the Delayed Draw Shares) and Acquiror shall deliver (or cause its transfer agent to deliver) to the Purchasers evidence reasonably acceptable to the Purchasers of the registration, in book-entry form, of the Delayed Draw Shares on Acquiror’s share register in the name of the applicable purchaser thereof (or its designee) under the Delayed Draw Stock and Warrant Purchase Agreement (solely with respect to the Delayed Draw Shares) unless the failure of the occurrence of the Combination Closing Date solely results from any Purchaser’s breach of its obligation to purchase the Delayed Draw Senior Secured Notes and the Additional Delayed Draw Senior Secured Notes in accordance with the terms hereunder. 2.04 Notes. The Notes issued pursuant hereto shall evidence the principal amounts of all Notes sold hereunder, and the date and principal amount of each purchase and the sale of the Notes to the Purchasers by the Issuer, as well as each payment or prepayment made on account of the principal thereof, and, in each case, the resulting aggregate unpaid principal balance thereof, shall be recorded by each Purchaser on its books; provided, that failure by any Purchaser to make any such recordation shall not affect the obligations of the Issuer hereunder or under any Note. Each such recordation by a Purchaser shall be conclusive and binding for all purposes in the absence of manifest error. 2.05 Closing Date, Amendment No. 1 Closing Date and Combination Closing Date. (a)Closing Date. The sale and delivery of the Initial Senior Secured Notes to be issued pursuant to Section 2.01(a) shall take place remotely via the electronic exchange of documents and signatures on the Closing Date (or such other time and place as the parties shall agree). At least three (3) Business Days prior to the Closing Date (or, in each case, such shorter notice period as is approved by the Agent in its reasonable discretion) the Issuer shall deliver to the Agent a Notice of Issuance. On the Closing Date, subject to satisfaction of the conditions set forth herein, the Issuer will deliver to each Purchaser together with a Note or Notes registered in such Purchaser’s name or in the name of its nominee, such Notes to be duly executed and dated the Closing Date in the aggregate principal amount of the Notes allocated to such Purchaser as set forth opposite such Purchaser’s name on Schedule II attached hereto under the columns “Principal Amount of Initial Senior Secured Note” such Notes to be in such denominations as such Purchaser may specify by two Business Days’ prior written notice to the Issuer (or, in the absence of such notice, one Note registered in such Purchaser’s name in such aggregate principal amount), against such Purchaser’s delivery to the Issuer of immediately available funds in the amount set forth opposite such Purchaser’s name on Schedule II attached hereto under the column “Consideration”. 33 US-DOCS\127429400.24

(b)Amendment No. 1 Closing Date. The sale and delivery of the Delayed Draw Senior Secured Notes to be issued pursuant to Section 2.01(b) shall take place remotely via the electronic exchange of documents and signatures on the Amendment No. 1 Closing Date (or such other time and place as the parties shall agree). At least one (1) Business Day prior to the Amendment No. 1 Closing Date (or, in each case, such shorter notice period as is approved by the Agent in its reasonable discretion) the Issuer shall deliver to the Agent a Notice of Issuance. On the Amendment No. 1 Closing Date, subject to satisfaction of the conditions set forth herein, the Issuer will deliver to each Purchaser together with a Note or Notes registered in such Purchaser’s name or in the name of its nominee, such Notes to be duly executed and dated the Amendment No. 1 Closing Date, in the aggregate principal amount equal to the DDSSN Commitment then in effect, such Notes to be in such denominations as such Purchaser may specify by two Business Days’ prior written notice to the Issuer (or, in the absence of such notice, one Note registered in such Purchaser’s name in such aggregate principal amount), against such Purchaser’s delivery to the Issuer of immediately available funds equal to such aggregate principal amount. (c)(b)Combination Closing Date.The sale and delivery of the Delayed Draw Senior Secured Notes to be issued pursuant to Section 2.01(b) and the Additional Delayed Draw Senior Notes to be issued pursuant to Section 2.01(c) shall take place remotely via the electronic exchange of documents and signatures on the Combination Closing Date (or such other time and place as the parties shall agree). At least three (3) Business Days prior to the Combination Closing Date (or, in each case, such shorter notice period as is approved by the Agent in its reasonable discretion) the Issuer shall deliver to the Agent a Notice of Issuance. On the Combination Closing Date, subject to satisfaction of the conditions set forth herein, the Issuer will deliver to each Purchaser together with a Note or Notes registered in such Purchaser’s name or in the name of its nominee, such Notes to be duly executed and dated the Combination Closing Date, in the aggregate principal amount equal to the DDSSN Commitment or the Additional DDSSN Commitment, as applicable, then in effect, such Notes to be in such denominations as such Purchaser may specify by two Business Days’ prior written notice to the Issuer (or, in the absence of such notice, one Note registered in such Purchaser’s name in such aggregate principal amount), against such Purchaser’s delivery to the Issuer of immediately available funds equal to such aggregate principal amount. 2.06 Pro Rata Issuances. Each issuance of Notes under this Agreement shall be made by the applicable Purchasers pro rata on the basis of their then-applicable Commitments. 2.07 Prepayments. (a)Voluntary Prepayments. (i)If an Enhanced Protection Event has not occurred, the Issuer may, upon written notice from the Issuer to the Purchasers, voluntarily prepay the Notes, in whole or in part; provided, that, (A) such notice must be received not later than 11:00 a.m. five (5) Business Days prior to the date of prepayment and (B) any such prepayment shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). (ii)If an Enhanced Protection Event has occurred, the Issuer may, upon written notice from the Issuer to the Purchasers, voluntarily prepay the Notes, in whole but not in part; provided, that, (A) such notice must be received not later than 11:00 a.m. five (5) Business Days prior to the date of prepayment, and (B) any such prepayment shall be in the entire principal amount thereof then outstanding. 34 US-DOCS\127429400.24

(iii)Each notice delivered pursuant to clauses (i) and (ii) above shall specify the date and amount of such prepayment. The Issuer shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (but may be conditioned upon the prepayment of indebtedness or the consummation of a specified transaction, in each case, to the extent specified in such notice). Any prepayment pursuant to this Section 2.07(a) shall be accompanied by (x) all accrued interest on the principal amount of the Notes prepaid and (y) all fees, costs, expenses, indemnities and other amounts due and payable hereunder at the time of prepayment, including, if applicable, any Call Premium. Each such prepayment shall be applied first to all costs, expenses, indemnities and other amounts due and payable hereunder, then to payment of default interest, if any, then to payment of accrued interest and thereafter to the payment of principal. Each such prepayment shall be applied to the Notes of the Purchasers in accordance with their respective pro rata share in respect of each of the Notes. (b)Mandatory Prepayments of Notes. (i)Dispositions and Involuntary Dispositions. The Issuer shall promptly (and, in any event, within three (3) Business Days) upon the receipt by any Note Party or any Subsidiary of the Net Cash Proceeds of any Disposition or Involuntary Disposition (other than, so long as no Default or Event of Default exists at the time prepayment would otherwise be required pursuant to this Section 2.07(b)(i), where such Net Cash Proceeds of Dispositions and Involuntary Dispositions do not exceed (x) prior to the Combination Closing Date, $1,000,000 and (y) on or after the Combination Closing Date, $3,000,000, in each case, in the aggregate in any fiscal year ((x) or (y), as applicable, the “De Minimis Disposition Proceeds”)) apply 100% of such Net Cash Proceeds to prepay the Notes, the accrued but unpaid interest thereon and, subject to Section 2.12 of the Intercreditor Agreement, the Call Premium, if any, payable thereon, to the extent such Net Cash Proceeds are not reinvested in Eligible Assets (x) prior to the Combination Closing Date, within 90 days of the date of such Disposition or Involuntary Disposition or (y) on or after the Combination Closing Date, (i) within twelve months following receipt of such Net Cash Proceeds or (ii) if the Issuer or any Subsidiary enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve months following receipt thereof, within the later of (A) twelve months following receipt of such Net Cash Proceeds and (B) 180 days of the date of such legally binding commitment; provided, that if at the time that any such prepayment would be required, the Issuer is also required to prepay the Lockheed Martin Senior Secured Notes (to the extent required by the NPA) with any portion of such Net Cash Proceeds, then the Issuer may apply such portion of the Net Cash Proceeds on a pro rata basis (as determined in accordance with Section 2.12 of the Intercreditor Agreement) and any Declined Proceeds pursuant to clause (iv) below, in each case, to the prepayment of such outstanding amounts, plus accrued and unpaid interest thereon, under the NPA. Notwithstanding the foregoing, the Issuer and its Subsidiaries may not exercise the reinvestment rights set forth in the preceding sentence with respect to the Net Cash Proceeds (other than the De Minimis Disposition Proceeds) in excess of $10,000,000 in the aggregate. Any prepayment pursuant to this clause (i) shall be applied as set forth in clause (iv) below. (ii)Extraordinary Receipts. The Issuer shall promptly (and, in any event, within three (3) Business Days) upon the receipt by any Note Party or any Subsidiary of the Net Cash Proceeds of any Extraordinary Receipts (other than so long as no Default or Event of Default exists at the time prepayment would otherwise be required pursuant to this Section 2.07(b)(ii), where such Net Cash Proceeds of Extraordinary Receipts do not 35 US-DOCS\127429400.24

exceed (x) prior to the Combination Closing Date, $1,000,000 and (y) on or after the Combination Closing Date, $3,000,000, in each case, in the aggregate in any fiscal year), apply 100% of such Net Cash Proceeds to prepay the Notes and the accrued but unpaid interest thereon; provided, that, if at the time that any such prepayment would be required, the Issuer is also required to prepay the Lockheed Martin Senior Secured Notes (to the extent required by the NPA), then the Issuer may apply such portion of the Net Cash Proceeds on a pro rata basis (as determined on the basis of the aggregate outstanding principal amount of the Notes and the Lockheed Martin Senior Secured Notes at such time) and any Declined Proceeds pursuant to clause (iv) below, in each case, to the prepayment of such outstanding amounts under the NPA. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (iv) below. (iii)Debt Issuance. The Issuer shall promptly (and, in any event, within one (1) Business Day) upon the receipt by any Note Party or any Subsidiary of the Net Cash Proceeds of any Debt Issuance, prepay the Notes in an aggregate amount equal to 100% of such Net Cash Proceeds. Any prepayment pursuant to this clause (iii) shall be applied as set forth in clause (iv) below. (iv)Application of Mandatory Prepayments. The Issuer shall provide the Agent and each Purchaser with written notice of any payment to be made under this Section 2.07(b) at least two (2) Business Days prior to the date such payment is required to be under this Section 2.07(b). The Administrative Agent will promptly notify each Purchaser holding Notes to be prepaid in accordance with such prepayment notice of the contents of such prepayment notice and of such Purchaser’s pro rata share of the estimated prepayment. Each Purchaser may reject all (but not less than all) of its pro rata share of any mandatory prepayment of Notes required to be made pursuant to Section 2.7(b)(i) and (ii) (such declined amounts, the “Declined Proceeds”) by providing written notice (each, a “Rejection Notice”) to the Agent and the Issuer, no later than 2:00 p.m. one (1) Business Day prior to the date of such prepayment. If a Purchaser fails to deliver a Rejection Notice to the Agent within the time frame specified above, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Notes. Any Declined Proceeds may be retained by the Issuer unless required to be applied to pay the Lockheed Martin Senior Secured Notes, pursuant to the NPA. Subject to Section 2.12 of the Intercreditor Agreement, all prepayments under this Section 2.07(b) not constituting Declined Proceeds shall be applied first, to prepay the outstanding principal amount of the Notes, the accrued but unpaid interest thereon and any applicable Call Premium and second, to permanently reduce the Commitments by the amount of such prepayment. Each such prepayment shall be applied to the Notes and Commitments of the Purchasers in accordance with their respective pro rata share in respect of the Notes and Commitments, respectively. (c)Change of Control. Upon the occurrence of a Change of Control, the Issuer shall, unless otherwise directed by the Required Purchasers, immediately prepay all of the Notes together with all accrued and unpaid interest thereon plus all other Obligations (it being understood and agreed that the payment pursuant to this clause (c) shall be in addition to, but without duplication of, any other right and remedy that any Secured Party under the Note Documents has as a result of an Event of Default arising from the occurrence of such Change of Control). In connection with any prepayment pursuant to this Section 2.07(c), the Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with such prepayment. 36 US-DOCS\127429400.24

(d)Subject to Section 2.12 of the Intercreditor Agreement, in the event that any Notes are (i) voluntarily prepaid pursuant to Section 2.07(a), (ii) mandatorily prepaid pursuant to Section 2.07(b) (other than Section 2.07(b)(ii)) and Section 2.07(c) or (iii) accelerated following an Event of Default (including, without limitation, as a result of any bankruptcy or insolvency proceedings) (with the date of such acceleration being deemed to be the date the relevant Call Premium is due), the Issuer shall pay to the Agent, for the ratable account of each Purchaser holding all or any portion of the applicable Notes that are so prepaid or accelerated, as applicable, a prepayment premium (the “Call Premium”) (A) at any time on or after the occurrence of an Enhanced Protection Event, equal to the Make-Whole Premium with respect to the aggregate principal amount of all such Notes so prepaid (unless such prepayment is funded with the Net Cash Proceeds of a Debt Issuance or issuance of Equity Interests that pays in full all the Obligations (other than contingent indemnification obligations for which no claim has been asserted)) or accelerated and (B) at any time prior to the occurrence of an Enhanced Protection Event, and (I) if so prepaid or accelerated prior to the first anniversary of the Closing Date, equal to the Make-Whole Premium with respect to the aggregate principal amount of all such Notes so prepaid or accelerated, (II) if so prepaid or accelerated on or after the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, equal to 3.00% of the aggregate principal amount of all such Notes so prepaid or accelerated, (III) if so prepaid or accelerated on or after the second anniversary of the Closing Date and prior to the third anniversary of the Closing Date, equal to 2.00% of the aggregate principal amount of all such Notes so prepaid or accelerated and (iv) if so prepaid or accelerated on or after the third anniversary of the Closing Date, equal to 0.00% of the aggregate principal amount of all such Notes so prepaid or accelerated. Notwithstanding the foregoing, in the event that any Notes are mandatorily prepaid pursuant to Section 2.07(b)(i) on or after the occurrence of an Enhanced Protection Event, the Make-Whole Premium otherwise payable thereon (the “Deferred Make-Whole Premium”) shall be deferred and payable only at such time as permitted by Section 2.12(b) of the Intercreditor Agreement; provided, that, such Deferred Make-Whole Premium shall bear interest at the rate applicable to the Notes pursuant to Section 2.09. (e)Without limiting the generality of the foregoing, it is understood and agreed that if the Obligations are accelerated for any reason, including because of default, the commencement of any insolvency proceeding or other proceeding pursuant to any Debtor Relief Laws, sale, disposition or encumbrance (including that by operation of law or otherwise), the Call Premium, if any, determined as of the date of acceleration will also be due and payable as though said Indebtedness was voluntarily prepaid as of such date and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Purchaser’s lost profits as a result thereof. Any Call Premium payable in accordance with the immediately preceding sentence shall be presumed to be the liquidated damages sustained by each Purchaser as the result of the early termination and the Issuer agrees that it is reasonable under the circumstances currently existing. The Call Premium, if any, shall also be payable (i) in the event the Obligations (and/or this Agreement or the Notes evidencing the Obligations) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means and/or (ii) upon the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations (and/or this Agreement or the Notes evidencing the Obligations) in any insolvency proceeding or other proceeding pursuant to any Debtor Relief Laws, foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other means or the making of a distribution of any kind in any insolvency Proceeding to the Agent, for the account of the Purchasers, in full or partial satisfaction of the Obligations. THE ISSUER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING CALL PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION INCLUDING IN CONNECTION WITH ANY VOLUNTARY OR INVOLUNTARY ACCELERATION OF THE OBLIGATIONS PURSUANT TO ANY INSOLVENCY PROCEEDING OR OTHER 37 US-DOCS\127429400.24

PROCEEDING PURSUANT TO ANY DEBTOR RELIEF LAWS OR PURSUANT TO A PLAN OF REORGANIZATION. The Issuer expressly agrees that: (A) the Call Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Call Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Purchasers and the Issuer giving specific consideration in this transaction for such agreement to pay the Call Premium; and (D) the Issuer shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Issuer expressly acknowledges that its agreement to pay the Call Premium to Purchasers as herein described is a material inducement to Purchasers to provide the Commitments and purchase the Notes. 2.08 Repayment of Notes. The Issuer shall repay the outstanding principal amount of the Notes, together with all accrued and unpaid interest and all other Obligations, on the Maturity Date. Notes repaid or prepaid may not be reborrowed. 2.09 Interest; Other Amounts. (a)Pre-Default Rate. Subject to the provisions of subsection (b) below, the Notes shall bear interest on the outstanding principal amount thereof at a rate per annum of nine and one quarter percent (9.25%); provided, that upon the occurrence of an Enhanced Protection Event, such interest rate shall automatically increase by one and a half of a percent (1.50%) on the 24-month anniversary of the Closing Date and on every 1-year anniversary of the Closing Date thereafter (each such date, an “Increase Date”). (b)Default Rate. (i) (x) Upon the occurrence of and during the continuance of any Event of Default, all outstanding Obligations shall bear interest during the continuance of such Event of Default at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (ii) accrued and unpaid interest (including interest on past due interest) shall be due and payable in cash on demand. (c)Interest Generally. Interest on the Notes shall be due and payable in arrears on (i) the last Business Day of each calendar quarter, commencing with the calendar quarter ending December 31, 2021 and (ii) the earlier to occur of (x) the 1-year anniversary of the Closing Date and (y) the Combination Closing Date (each such date an “Interest Payment Date”) and at such other times as may be specified herein; provided, that in lieu of making a payment in cash of all or any portion of the interest amount due on or prior to the earlier to occur of the 1-year anniversary of the Closing Date and the Combination Closing Date, such unpaid interest amount shall be added to the principal balance of the Notes on such Interest Payment Date. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d)Agent Fee. The Issuer shall pay Agent, solely for its own account, an annual administration fee in respect of the Notes in accordance with the terms of the Agent Fee Letter. 2.10 Reduction or Termination of Commitments. (a)The Initial Senior Secured Note Commitments shall terminate on the Closing Date, contemporaneously with the issuance of the Initial Senior Secured Notes. 38 US-DOCS\127429400.24

(b)The DDSSN Commitments shall be reducedterminate on the CombinationAmendment No. 1 Closing Date by, contemporaneously with the amountissuance of the Delayed Draw Senior Secured Notes issued on such date, contemporaneously with such issuance. Any unused DDSSN Commitments shall terminate on the earliest of (i) at 5:00 p.m. on the Combination Closing Date, (ii) the termination of the Acquisition Agreement pursuant to Section 10.01 thereof and (iii) the later of (x) April 28, 2022 and (y) to the extent extended pursuant to the Acquisition Agreement to a date no later than May 16, 2022, the Termination Date (as defined in the Acquisition Agreement as amended).. (c)The Additional DDSSN Commitments shall be reduced on the Combination Closing Date by the amount of the Additional Delayed Draw Senior Secured Notes issued on such date, contemporaneously with such issuance. Any unused Additional DDSSN Commitments shall terminate on the earliest of (i) at 5:00 p.m. on the Combination Closing Date, (ii) the termination of the Acquisition Agreement pursuant to Section 10.01 thereof and (iii) the later of (x) April 28, 2022 and (y) to the extent extended pursuant to the Acquisition Agreement to a date no later than May 16, 2022, the Termination Date (as defined in the Acquisition Agreement as amended). 2.11 Computation of Interest. All computations of interest shall be made on the basis of a 365/366-day year and actual days elapsed. Interest shall accrue on the Notes for the day on which the Notes are issued, and shall not accrue on the Notes, or any portion thereof, for the day on which the Notes or such portion is paid. 2.12 Payments Generally. (a)General. All payments to be made by the Issuer shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Subject to Section 9.03, all payments of principal, interest, prepayment and repayment premiums and fees on the Notes and all other Obligations payable by any Note Party under the Note Documents shall be due, without any presentment thereof, directly to the Purchasers, at such office or bank account as may be specified by each Purchaser from time to time by written notice to the Issuer. The Note Parties will make such payments in Dollars, in immediately available funds not later than 2:00 p.m. on the date due, marked for attention as indicated, or in such other manner or to such other account in any United States bank as the Purchasers may from time to time direct in writing. All payments received by the Purchasers after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue in respect of such succeeding Business Day. If any payment to be made by the Issuer shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest. (b)Obligations of Purchasers are Several. The obligations of the Purchasers hereunder to purchase the Notes and to make payments pursuant to Section 12.04(d) are several and not joint. The failure of any Purchaser to purchase the aggregate principal amount of the Notes to be purchased by it or to make any payment under Section 12.04(d) on any date required hereunder shall not relieve any other Purchaser of its corresponding obligation to do so on such date, and no Purchaser shall be responsible for the failure of any other Purchaser to purchase the aggregate principal amount of the Notes to be purchased by it or to make its payment under Section 12.04(d). (c)Funding Source. Nothing herein shall be deemed to obligate any Purchaser to obtain the funds to purchase any Note in any particular place or manner or to constitute a representation 39 US-DOCS\127429400.24 by any Purchaser that it has obtained or will obtain the funds to purchase any Note in any particular place or manner. 2.13 No Purchase of Notes. No Note Party or any of their respective Affiliates may acquire directly or indirectly any of the outstanding Notes, without the prior written consent of the Required Purchasers. 2.14 Sharing of Payments by Purchasers. If any Purchaser shall, by exercising any right of setoff or otherwise, obtain payment in respect of any principal of or interest on its portion of any Note resulting in such Purchaser’s receiving payment of a proportion of the aggregate amount of the Note and accrued interest thereon greater than its pro rata share thereof as provided herein, then such Purchaser shall (a) notify the other Purchasers of such fact and (b) purchase for cash at face value, but without recourse, ratably from each of the other Purchasers such amount of the Notes held by each such other Purchaser (or interest therein), so that the benefit of all such payments shall be shared by the Purchasers ratably in accordance with the aggregate amount of principal of and accrued interest on their respective portions of the Notes and other amounts owing them; provided, that: (i) if any such purchase is made by any Purchaser, and if such excess payment or part thereof is thereafter recovered from such purchasing Purchaser, the related purchases from the other Purchasers shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest; and (ii) the provisions of this Section 2.14 shall not be construed to apply to (x) any payment made by or on behalf of the Issuer pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Purchaser as consideration for the assignment of any of its portion of the Notes to any assignee, other than an assignment to the Issuer or any Subsidiary (as to which the provisions of this Section shall apply). ARTICLE III TAXES 3.01 Taxes. (a)All payments of principal and interest on the Notes and all other amounts payable hereunder to any Recipient shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, stamp, documentary, property or franchise taxes and other taxes, fees, duties, levies, assessments, withholding taxes or other charges of any nature whatsoever (including interest and penalties thereon) imposed by any taxing authority, excluding (x) taxes imposed on or measured by net income, branch profits taxes and franchise taxes, in each case imposed by the jurisdiction under which a Recipient is organized or conducts business (other than solely as the result of entering into any of the Note Documents or Equity Issuance Documents or taking any action thereunder), (y) U.S. backup withholding and withholding taxes imposed on amounts payable to or for the account of a Recipient with respect to an applicable interest in any Note pursuant to a Law in effect on the date on which such Recipient acquires such interest in the Note, except in each case to the extent that, pursuant to this Section 3.01, amounts with respect to such taxes were payable by such Recipient’s assignor immediately before such Recipient became a party hereto and (z) U.S. federal withholding tax imposed under FATCA (all non-excluded items being called “Taxes”). If any withholding or deduction of any Taxes from any payment by or on account of any obligation of any Note 40 US-DOCS\127429400.24

Party hereunder is required in respect of any Taxes pursuant to any applicable Law, then (i) the applicable Withholding Agent shall be entitled to make such withholding or deduction and shall pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted within the time allowed and in the minimum amount required by applicable law, (ii) the applicable Withholding Agent shall promptly forward to the Purchasers an official receipt or other documentation satisfactory to the Required Purchasers evidencing such payment to such Governmental Authority and (iii) the sum payable by the applicable Note Party shall be increased by such additional amount or amounts as is necessary to ensure that the net amount actually received by the applicable Recipient will equal the full amount such Recipient would have received had no such withholding or deduction been required. (b)The Issuer shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Taxes with respect to any Note Document or any payment thereunder (including Taxes imposed on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment by such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. (c)Each Purchaser that purports to become an assignee of an interest pursuant to Section 12.06 after the Closing Date shall execute and deliver to the Issuer on or prior to the date that such Purchaser becomes a party hereto (and from time to time thereafter upon the reasonable request of the Issuer), one or more (as the Issuer may reasonably request) duly completed and executed copies of any forms, certificates or documents reasonably requested by the Issuer certifying as to such Purchaser’s entitlement to any available exemption from or reduction of withholding or deduction of taxes. The Issuer shall not be required to pay additional amounts to any Purchaser pursuant to this Section 3.01 with respect to taxes attributable to the failure of such Purchaser to comply with this paragraph. (d)Each Purchaser agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify the Issuer of its inability to do so. (e)Each of the parties to the Agreement shall, within ten (10) days of a reasonable request by another party to the Agreement, supply to that other party: (i) such forms, documentation and other information relating to its status under FATCA as that other party reasonably requests for the purposes of that other Party’s compliance with FATCA, and (ii) such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime, such as the Common Reporting Standard. (f)If a Purchaser determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all reasonable and documented out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3.01(f) (plus any penalties, interest or other charges imposed 41 US-DOCS\127429400.24 by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.01(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.01(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. 3.02 Survival. All of the Note Parties’ obligations under this Article III shall survive any transfer of the Notes, the repayment, satisfaction or discharge of the Obligations hereunder and the resignation or replacement of the Agent. 3.03 Mitigation of Obligations. If the Issuer is required to pay any Taxes or additional amounts to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to Section 3.01, then at the request of the Issuer, such Purchaser shall use commercially reasonable efforts to designate a different lending office for purchasing its Notes hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Purchaser such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 as the case may be, in the future, and (ii) in each case, would not subject such Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Purchaser. The Issuer hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel) incurred by any Purchaser in connection with any such designation or assignment. ARTICLE IV GUARANTY 4.01 The Guaranty. Each of the Guarantors hereby jointly and severally guarantees to each Secured Party as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations of the Issuer and any other Guarantors in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein or in any other of the Note Documents, the obligations of each Guarantor under this Agreement and the other Note Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations 42 US-DOCS\127429400.24 subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state or federal law. 4.02 Obligations Unconditional. The obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Note Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any law or regulation or other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Issuer or any other Guarantor for amounts paid under this Article IV until such time as the Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been paid in full. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Note Documents, or any other agreement or instrument referred to in the Note Documents shall be done or omitted; (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Note Documents, or any other agreement or instrument referred to in the Note Documents shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Agent or any Purchaser as security for any of the Obligations shall fail to attach or be perfected; or (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor). With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Purchaser exhaust any right, power or remedy or proceed against any Person under any of the Note Documents, or any other agreement or instrument referred to in the Note Documents, or against any other Person under any other guarantee of, or security for, any of the Obligations. 4.03 Reinstatement. The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of 43 US-DOCS\127429400.24 any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify each Secured Party on demand for all reasonable and documented out-of-pocket costs and expenses incurred by such Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. 4.04 Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06. 4.05 Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Secured Parties, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Purchasers may exercise their remedies thereunder in accordance with the terms thereof. 4.06 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Note Documents and no Guarantor shall exercise such rights of contribution until all Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been paid in full and the Commitments have been terminated. 4.07 Guarantee of Payment; Continuing Guarantee. The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising. ARTICLE V CONDITIONS PRECEDENT 5.01 Conditions to Effectiveness of Agreement and Purchase of Initial Senior Secured Notes. This Agreement shall become effective upon, and the obligation of each Purchaser to purchase the Notes is subject to, satisfaction of the following conditions precedent: (a)Note Documents. Receipt by the Purchasers of executed counterparts of this Agreement and the other Note Documents, each properly executed by a Responsible Officer of the signing Note Party and each other party to such Note Documents, in each case in form and substance 44 US-DOCS\127429400.24 satisfactory to the Purchasers. (b)Opinions of Counsel. Receipt by the Purchasers and the Agent of favorable opinions of legal counsel to the Note Parties, addressed to the Purchasers and the Agent, dated as of the Closing Date, and in form and substance satisfactory to the Purchasers, the Agent and their respective counsel. (c)Financial Statements.The Purchasers shall have received the Audited Financial Statements, the Interim Financial Statements and the Pro Forma Balance Sheet. (d)No Material Adverse Effect. Since the date of the Acquisition Agreement, there shall not have occurred any Material Adverse Effect (as defined in the Acquisition Agreement as in effect on October 28, 2021). (e)Litigation. There shall not exist any action, suit, investigation, litigation, proceeding, injunction, hearing or other legal or regulatory developments, pending or threatened in any court or before an arbitrator or Governmental Authority that individually or in the aggregate materially impairs the Transactions or the issuance of the Notes. (f)Organization Documents, Resolutions, Etc. Receipt by the Purchasers of the following, each of which shall be .pdf scans (with originals of the certificate and incumbency to promptly follow), in form and substance satisfactory to the Purchasers and their legal counsel: (i) copies of the Organization Documents of each Note Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Note Party to be true and correct as of the Closing Date; (ii) such certificates of resolutions, shareholder resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Note Party as the Purchasers may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Note Documents to which such Note Party is a party; and (iii) such documents and certifications as the Purchasers may require to evidence that each Note Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation, including certificates of good standing or status in all applicable jurisdictions. (g)Perfection and Priority of Liens. Receipt by the Purchasers of the following, subject to Section 7.20: (i) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Note Party or where a filing would need to be made in order to perfect the Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens or Liens for which adequate arrangements have been made for the release thereof; (ii)UCC financing statements for each appropriate jurisdiction as is necessary, in the Required Purchasers’ sole discretion, to perfect the Agent’s security interest in the Collateral; (iii) searches of ownership of, and Liens on, the Intellectual Property owned by each 45 US-DOCS\127429400.24

Note Party in the appropriate governmental offices (including the United States Patent and Trademark Office and United States Copyright Office); (iv) duly executed IP Security Agreements as are necessary, in the Required Purchasers’ reasonable discretion, to perfect the Agent’s security interest in the Intellectual Property of the Note Parties; (v) all certificates evidencing any certificated Equity Interests pledged to the Agent pursuant to the Pledge Agreement, together with duly executed in blank and undated stock powers attached thereto; and (vi) perfection actions, including, without limitation, searches, certifications, notices and any other items required pursuant to or reasonably requested in connection with the Collateral Documents to be executed on the Closing Date. (h)Evidence of Insurance. Receipt by the Purchasers of copies of insurance policies or certificates of insurance of the Note Parties, together with endorsements, evidencing liability and casualty insurance meeting the requirements set forth in the Note Documents, including, but not limited to, naming the Agent as additional insured (in the case of liability insurance) or lender loss payee (in the case of property insurance) on behalf of the Secured Parties. (i)Closing Certificate. Receipt by the Purchasers of a certificate signed by a Responsible Officer of the Issuer certifying, as of the Closing Date, (i) that the conditions specified in Sections 5.01(d),(e),(k),(p),(q),(t) and (u) have been satisfied, (ii) that the Note Parties and their Subsidiaries (after giving effect to the Transactions and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis, (iii) that the Note Parties and their Subsidiaries have no Indebtedness for borrowed money, other than Indebtedness permitted by Section 8.03, (iv) that neither any Note Party nor any Subsidiary has outstanding any Disqualified Capital Stock and (v) as true and complete an attached description of all intercompany Indebtedness of the Note Parties and their Subsidiaries (both before and after giving effect to the application of the proceeds of the Notes). (j)Existing Indebtedness. All of the existing Indebtedness for the borrowed money of the Note Parties and their respective Subsidiaries (other than Indebtedness permitted to exist under Section 8.03) shall be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date, in each case, evidenced by payoff letters and lien releases reasonably satisfactory to the Agent. (k)Governmental and Third Party Approvals. The Note Parties and their Subsidiaries shall have received all material governmental, shareholder and third-party consents and approvals necessary in connection with the transactions contemplated by this Agreement and the other Note Documents and Equity Issuance Documents and the other transactions contemplated hereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on the Note Parties or any of their Subsidiaries or such other transactions or that could seek to threaten any of the foregoing, and no law or regulation shall be applicable which could reasonably be expected to have such effect, in each case in form and substance satisfactory to the Purchasers. (l)Corporate Structure and Capitalization. Receipt by the Purchasers of a satisfactory capitalization table reflecting the capital and ownership structure and the equity holder arrangements of the Issuer on the Closing Date, on a pro forma basis after giving effect to the transactions contemplated by the Note Documents and Equity Issuance Documents to be consummated 46 US-DOCS\127429400.24 on the Closing Date. (m)Letter of Direction. Receipt by the Purchasers of a satisfactory letter of direction containing funds flow information with respect to the proceeds of the Notes (net of any fees, costs or expenses detailed therein) to be distributed on the Closing Date. (n)Fees. Receipt by the Agent, the Purchasers and their respective Affiliates of any fees required to be paid under the Agent Fee Letter, hereunder or under the other Note Documents and the Equity Issuance Documents on or before the Closing Date. (o)Costs; Expenses. Subject to Section 12.04, the Issuer shall have paid all reasonable and documented out-of-pocket expenses, fees and charges of the Agent, the Purchasers and their respective Affiliates that have been invoiced by at least two (2) Business Days prior to the Closing Date and incurred in connection with the Note Documents and the Equity Issuance Documents, including all documented expenses, fees, charges and disbursements of counsel to the Agent, the Purchasers and their respective Affiliates and all due diligence expenses of the Agent, the Purchasers and their respective Affiliates, in each case, incurred on or prior to the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute their reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Issuer, the Purchasers and the Agent). (p)Representations and Warranties. The representations and warranties of the Issuer and each other Note Party contained in Article VI (other than Section 6.07(b) to the extent it relates to the absence of the occurrence of any Default) or any other Note Document, or which are contained in any document furnished at any time under or in connection herewith or therewith (including the Equity Issuance Documents), shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. (q)NPA Consent. Receipt by the Purchasers of the Fifth Amendment to the NPA pursuant to which the Required Purchasers (as defined in the NPA) consent to the incurrence of the Initial Senior Secured Notes in form and substance satisfactory to the Purchasers. (r)PATRIOT Act, Know Your Customer Regulations. Receipt by the Agent and the Purchasers of (i) at least three (3) Business Days prior to the Closing Date, all documentation that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, to the extent reasonably requested by at least seven (7) Business Days prior to the Closing Date and (ii) a Beneficial Ownership Certification for the Issuer to the extent that it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation. (s)Equity Issuance Documents. Each of the Initial Warrant Purchase Agreement and the Initial Warrants shall have been executed and delivered, and the transactions thereunder to be consummated on the Closing Date shall be fully consummated substantially concurrently with the execution and delivery of this Agreement. (t)NPA.The provisions of the NPA shall not have been amended or waived, or a consent thereunder given, in each case, since October 28, 2021, which would be materially adverse to the Purchasers without the consent of the Required Purchasers (it being agreed that the Fifth Amendment to 47 US-DOCS\127429400.24

NPA is not materially adverse to the Purchasers); provided that any amendment, waiver or consent which results in additional notes being issued or the economics under the NPA being increased shall be deemed materially adverse to the Purchasers and require the consent of the Required Purchasers. (u)Other Documents.The provisions of the Acquisition Agreement, each Subscription Agreement and the Strategic Cooperation Agreement shall not have been waived, amended or modified in any manner that is materially adverse to Purchasers without written approval of the Required Purchasers (such approval not to be unreasonably withheld, delayed or conditioned) and none of such agreements shall have been terminated. (v)Notice of Issuance.Receipt by the Agent and the Purchasers of a Notice of Issuance. By issuing and delivering the Notes, the Issuer shall be deemed to represent and warrant that the conditions specified in Sections 5.01(d),(p),(q),(t) and (u) have been satisfied on and as of the Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 11.03, for purposes of determining compliance with the conditions specified in this Section 5.01, each Purchaser that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser unless the Agent shall have received notice from such Purchaser prior to the proposed Closing Date specifying its objection thereto. 5.02 Conditions to Purchase of Delayed Draw Senior Secured Notes. The obligation of each Delayed Draw Purchaser to purchase the Delayed Draw Senior Secured Notes is subject to satisfaction of the following conditions precedent: (a) and AdditionalNote Documents. Receipt by the Agent and the Purchasers of Amendment No. 1, the Delayed Draw Senior Secured Notes, and the other Note Documents to be entered into in connection with Amendment No. 1, each duly executed and delivered by the parties thereto, and the same shall be in full force and effect. (b)Opinions of Counsel. Receipt by the Agent and the Purchasers of favorable opinions of legal counsel to the Note Parties, addressed to the Purchasers and the Agent and dated as of the Amendment No. 1 Closing Date, in form and substance satisfactory to the Purchasers, the Agent and their respective counsel. (c)Organization Documents, Resolutions, Etc. Receipt by the Purchasers of the following, in form and substance satisfactory to the Purchasers and their legal counsel: (i) copies of the Organization Documents of each Note Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Note Party to be true and correct as of the Amendment No. 1 Closing Date or a certification from a secretary or assistant secretary of such Note Party certifying that the Organization Documents of such Note Party delivered on the Closing Date is true and complete and in full force and effect as of the Amendment No. 1 Closing Date; (ii) copies of resolutions, shareholder resolutions or other action for each Note Party approving and adopting Amendment No. 1 and the other Note Documents, the 48 US-DOCS\127429400.24 transactions contemplated therein, and authorizing the execution and delivery thereof, certified to be true and complete and in full force and effect as of the Amendment No. 1 Closing Date; (iii) such incumbency certificates and/or other certificates of Responsible Officers of each Note Party as the Purchasers may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Note Documents to which such Note Party is a party or a certification from a secretary or assistant secretary of such Note Party certifying that the incumbency certificate delivered on the Closing Date is true and complete as of the Amendment No. 1 Closing Date; and (iv) certificates of good standing from each Note Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority. (d)Termination Date. The Termination Date (as defined in the Acquisition Agreement) shall not have occurred. (e)UCC-1 Financing Statements. UCC-1 financing statements for each appropriate jurisdiction as is necessary, in the Required Purchasers’ sole discretion, to perfect the Agent’s security interest in the Collateral. (f)No Material Adverse Effect. Since the date of the Acquisition Agreement, there shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement in effect as of October 28, 2021). (g)Representations and Warranties. The representations and warranties of the Issuer and each other Note Party contained in Article VI (other than Section 6.07(b) to the extent it relates to the absence of the occurrence of any Default) or any other Note Document, or which are contained in any document furnished at any time under or in connection herewith or therewith (including the Equity Issuance Documents), shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Amendment No. 1 Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. (h)No Event of Default. No Event of Default shall exist, or would result from such proposed issuance of the Notes or from the application of the proceeds thereof. (i)Acquisition Agreement and Subscription Agreements. The provisions of each Subscription Agreement shall not have been waived, amended or modified in any manner that is materially adverse to Purchasers without written approval of the Required Purchasers (such approval not to be unreasonably withheld, delayed or conditioned). The provisions of that certain Agreement and Plan of Merger, dated as of October 28, 2021 (together with the schedules and exhibits thereto) shall not have been waived, amended or modified in any manner that is materially adverse to Purchasers without written approval of the Required Purchasers (such approval not to be unreasonably withheld, delayed or conditioned). (j)Lockheed Martin Senior Secured Notes Consent. Receipt by the Purchasers and the Agent of that certain Sixth Amendment to Note Purchase Agreement, dated as of the date 49 US-DOCS\127429400.24 hereof, by and among the Issuer, the Guarantors (as defined therein) party thereto, the purchasers party thereto, Lockheed Martin and solely for the purposes of Section 3 thereof, the Requisite Series A Preferred Stockholders (as defined therein) (the “Sixth Amendment to NPA”), permitting the incurrence by the Issuer of the additional Delayed Draw Senior Secured Notes in the amounts on the Amendment No. 1 Closing Date, in form and substance reasonably satisfactory to the Purchasers. (k)Closing Certificate. Receipt by the Purchasers of a certificate signed by a Responsible Officer of the Issuer certifying, as of the Amendment No. 1 Closing Date, (i) that the conditions specified in Sections 5.02(d), (f), (g), (h) and (i) (for purposes of clause (i), with respect to the Subscription Agreements, to the knowledge of the Issuer) and attached thereto are true, correct and complete copies of that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of February 8, 2022 and Amendment No. 2 to Agreement and Plan of Merger dated as of the Amendment No. 1 Closing Date, (ii) that the condition specified in Section 5.02(j) has been satisfied and attached thereto is a true, correct and complete copy of the Sixth Amendment to the NPA, and (iii) that the Issuer and its Subsidiaries (after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis. (l)Notice of Issuance/Funds Flow. Receipt by the Purchasers of a satisfactory Notice of Issuance, which shall also contain funds flow information with respect to the proceeds of the Delayed Draw Senior Secured Notes (net of any fees, costs or expenses detailed therein) to be distributed on the Amendment No. 1 Closing Date. (m)Fees. Receipt by the Agent, the Purchasers and their respective Affiliates of any fees required to be paid under Amendment No. 1 or under the other Note Documents on or before the Amendment No. 1 Closing Date. (n)Costs; Expenses. Subject to Section 12.04, the Issuer shall have paid all reasonable and documented out-of-pocket expenses, fees and charges of the Agent, the Purchasers, and their respective Affiliates that have been invoiced by at least two (2) Business Days prior to the Amendment No. 1 Closing Date and incurred in connection with the Note Documents, including all documented expenses, fees, charges and disbursements of counsel to the Agent, the Purchasers and their respective Affiliates and all due diligence expenses of the Agent, the Purchasers and their respective Affiliates, in each case, incurred on or prior to the Amendment No. 1 Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute their reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Amendment No. 1 closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Issuer, the Purchasers and the Agent). By issuing and delivering the Notes, the Issuer shall be deemed to represent and warrant that the conditions specified in Sections 5.02(d), (f), (g), (h) and (i) have been satisfied on and as of the Amendment No. 1 Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 11.03, for purposes of determining compliance with the conditions specified in this Section 5.02, each Purchaser that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser unless the Agent shall have received notice from such Purchaser prior to the proposed Amendment No. 1 Closing Date specifying its objection thereto. 50 US-DOCS\127429400.24

5.03 Conditions to Purchase of Additional Delayed Draw Senior Secured Notes. The obligation of each Delayed Draw Purchaser to purchase the Additional Delayed Draw Senior Secured Notes is subject to satisfaction of the following conditions precedent: (a)Notice of Issuance and Redemption Certificate.Receipt by the Agent and the Purchasers of (i) a Notice of Issuance and (ii) a certificate (a “Redemption Certificate”) signed by a Responsible Officer of the Issuer certifying, as of the Combination Closing Date, calculations with respect to the Acquiror Shareholder Redemption (as defined in the Acquisition Agreement), in form and substance reasonably satisfactory to the Required Purchasers. (b)Termination Date. The Termination Date (as defined in the Acquisition Agreement) shall not have occurred. (c)Filings.UCC-3 financing statements in respect of the new name of the Issuer shall have been filed, registered or recorded or delivered to the Agent and shall be in proper form for filing, registration or recordation. (d)No Material Adverse Effect. Since the date of the Acquisition Agreement, there shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement in effect as of October 28, 2021). (e)Representations and Warranties. The representations and warranties of the Issuer and each other Note Party contained in Article VI (other than Section 6.07(b) to the extent it relates to the absence of the occurrence of any Default) or any other Note Document, or which are contained in any document furnished at any time under or in connection herewith or therewith (including the Equity Issuance Documents), shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Combination Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. (f)No Event of Default. No Event of Default shall exist, or would result from such proposed issuance of the Notes or from the application of the proceeds thereof. (g)Combination.The Combination shall have been, or substantially concurrently with the issuance of Additional Delayed Draw Senior Secured Notes under this Agreement shall be, consummated in all material respects in accordance with the Acquisition Agreement without giving effect to any waivers, consents, amendments, supplements or modifications that are materially adverse to the Purchasers without the consent of the Required Purchasers (such consent not to be unreasonably withheld, delayed or conditioned); provided that any change to the definition of Material Adverse Effect (as defined in the Acquisition Agreement) or waiver of the condition set forth in Section 9.02(a)(ii) (Additional Conditions to Obligations of Acquiror Parties—Representations and Warranties) of the Acquisition Agreement shall be deemed materially adverse to the Purchasers (in their respective capacities as such) and shall require the consent of the Required Purchasers (not to be unreasonably withheld, delayed or conditioned); provided, further, that any extension of the Termination Date (as defined in the Acquisition Agreement) to a date no later than May 16, 2022 shall be deemed not to be materially adverse to the Purchasers. (h)Subscription Agreements. The provisions of each Subscription Agreement shall not have been waived, amended or modified in any manner that is materially adverse to Purchasers without written approval of the Required Purchasers (such approval not to be unreasonably withheld, 51 US-DOCS\127429400.24 delayed or conditioned). (i)Lockheed Martin Senior Secured Notes. (i) The Lockheed Martin Senior Secured Notes, other than $25,000,000 principal amount of Lockheed Martin Senior Secured Notes issued to BPC Lending II, LLC and up to $25,000,000 principal amount of Lockheed Martin Senior Secured Notes issued to Lockheed Martin subject to the shareholder redemption schedule set forth on Schedule 5.02 (the “Rollover Notes”), shall be repaid, discharged or otherwise retired substantially simultaneously with the issuance of the Additional Delayed Draw Senior Secured Notes and the Issuer shall have provided evidence of such repayment, retirement or discharge in form and substance reasonably satisfactory to the Purchasers and (ii) the Rollover Notes shall be documented by a loan agreement or note purchase agreement or an amendment to the NPA in form and substance reasonably acceptable to the Required Purchasers. (j)Net Debt. The Issuer, the Acquiror and its Subsidiaries shall have Net Debt not exceeding $40,000,000.Acquiror Shareholder Redemption. Acquiror Shareholders (as defined in the Acquisition Agreement in effect on the Amendment No. 1 Closing Date) shall not have elected to redeem a number of shares of Acquiror Class A Common Stock pursuant to the Acquiror Shareholder Redemption (as defined in the Acquisition Agreement in effect on the Amendment No. 1 Closing Date) which would result in greater than 85% of the aggregate number of shares of Acquiror Class A Common Stock outstanding prior to the effectiveness of the Domestication (as defined in the Acquisition Agreement in effect on the Amendment No. 1 Closing Date) being redeemed thereby. (k)Closing Certificate. Receipt by the Purchasers of a certificate signed by a Responsible Officer of the Issuer certifying, as of the Combination Closing Date, (i) that the conditions specified in Sections 5.02(d), (e), (f),(g), (h),(i) and (j) have been satisfied and (ii) that the Issuer and its Subsidiaries (after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis. (l)Letter of Direction. Receipt by the Purchasers of a satisfactory letter of direction containing funds flow information with respect to the proceeds of the Notes (net of any fees, costs or expenses detailed therein) to be distributed on the Combination Closing Date. (m)Fees. Receipt by the Agent, the Purchasers and their respective Affiliates of any fees required to be paid under the Agent Fee Letter, hereunder or under the other Note Documents and the Equity Issuance Documents on or before the Combination Closing Date. (n)Costs; Expenses. Subject to Section 12.04, the Issuer shall have paid all reasonable and documented out-of-pocket expenses, fees and charges of the Agent, the Purchasers, and their respective Affiliates that have been invoiced by at least two (2) Business Days prior to the Combination Closing Date and incurred in connection with the Note Documents and the Equity Issuance Documents, including all documented expenses, fees, charges and disbursements of counsel to the Agent, the Purchasers and their respective Affiliates and all due diligence expenses of the Agent, the Purchasers and their respective Affiliates, in each case, incurred on or prior to the Combination Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute their reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Combination closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Issuer, the Purchasers and the Agent). (o)Equity Issuance Documents. As of the Combination Closing Date, (i) each of the Delayed Draw Stock and Warrant Purchase Agreement and the Delayed Draw Warrants shall have been 52 US-DOCS\127429400.24 executed and delivered, and the transactions thereunder to be consummated on the Combination Closing Date (including the issuance of the Delayed Draw Shares) shall have been, or substantially concurrently with the issuance of the Additional Delayed Draw Senior Secured Notes under this Agreement shall be, fully consummated in accordance with the terms thereof, and (ii) the Delayed Draw Shares shall be issued to the Purchasers pursuant to the Delayed Draw Stock and Warrant Purchase Agreement and the Purchasers shall have received evidence reasonably acceptable to the Purchasers of the registration, in book-entry form, of the Delayed Draw Shares on Acquiror’s share register in the name of the applicable purchaser thereof (or its designee) under the Delayed Draw Stock and Warrant Purchase Agreement. (p)Corporate Structure and Capitalization. Receipt by the Purchasers of a satisfactory capitalization table reflecting the capital and ownership structure and the equity holder arrangements of Acquiror on the Combination Closing Date, on a pro forma basis after giving effect to the transactions contemplated by the Note Documents and Equity Issuance Documents to be consummated on the Combination Closing Date or otherwise in connection with the consummation of the Combination. By issuing and delivering the Notes, the Issuer shall be deemed to represent and warrant that the conditions specified in Sections 5.02(d),(e),(f), (g),(h),(i) and (j) have been satisfied on and as of the Combination Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 11.03, for purposes of determining compliance with the conditions specified in this Section 5.02, each Purchaser that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser unless the Agent shall have received notice from such Purchaser prior to the proposed Combination Closing Date specifying its objection thereto. ARTICLE VI REPRESENTATIONS AND WARRANTIES Each Note Party represents and warrants to the Secured Parties that: 6.01 Existence, Qualification and Power. Each Note Party and each of its Subsidiaries (a) is duly organized, incorporated or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite Permits, governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Note Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.02 Authorization; No Contravention. The execution, delivery and performance by each Note Party of each Note Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such 53 US-DOCS\127429400.24

Person or the properties of such Person or any of its Subsidiaries or (ii) any order, judgment, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, in each case, in any material respect or (c) violate any applicable Law (including, without limitation, Regulation U or Regulation X issued by the FRB) in any material respect. 6.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Note Party of this Agreement or any other Note Document other than (a) those that have already been obtained and are in full force and effect, (b) filings to perfect the Liens created by the Collateral Documents and (c) the filing of any applicable reports under securities laws. 6.04 Binding Effect. Each Note Document has been duly executed and delivered by each Note Party that is party thereto. Each Note Document constitutes a legal, valid and binding obligation of each Note Party that is party thereto, enforceable against each such Note Party in accordance with its terms, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity. 6.05 Financial Statements; No Material Adverse Effect. (a)The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (ii) fairly present in all material respects the financial condition of the Issuer and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Issuer and its Subsidiaries as of the date thereof, including material liabilities for taxes, commitments and Indebtedness. (b)The Interim Financial Statements (i) other than in respect of the Flash Interim Financial Statements, were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (ii) fairly present in all material respects the financial condition of the Issuer and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments, and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Issuer and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments and Indebtedness. (c)From the date of the Audited Financial Statements to and including the Closing Date, the Amendment No. 1 Closing Date and the Combination Closing Date, there has been no Disposition by any Note Party or any Subsidiary, or any Involuntary Disposition, of any material part of the business or property of any Note Party or any Subsidiary, and no purchase or other acquisition by any of them of any business or property (including any Equity Interests of any other Person) material to any Note Party or any Subsidiary, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in 54 US-DOCS\127429400.24 writing to the Purchasers on or prior to the Closing Date, Amendment No. 1 Closing Date or Combination Closing Date, as applicable. (d)The financial statements delivered pursuant to Section 7.01(a) and (b) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 7.01(a) or (b), as applicable) and present fairly in all material respects (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Note Parties and their Subsidiaries as of the dates thereof and for the periods covered thereby. (e)Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 6.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Note Parties, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Note Party or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Note Document, or any of the transactions contemplated hereby or (b) either individually or in the aggregate, could reasonably be expected to result in any material liability of a Note Party or any of its Subsidiaries. 6.07 No Default or Event of Default. (a)Neither any Note Party nor any Subsidiary is (i) in default under or with respect to any Material Contract that, individually or in the aggregate, could reasonably be expected to result in (A) a loss of more than 10% of the consolidated revenue of the Note Parties and their Subsidiaries on a consolidated basis (as measured against the consolidated revenue of the Note Parties and their Subsidiaries reflected in the most recently delivered financial statements delivered pursuant to Sections 5.01(c) or 7.01 or (B) liability to any Note Party or any Subsidiary in excess of $5,000,000 or (ii) in default under or with respect to any other Contractual Obligation that, in the case of this clause (ii), could reasonably be expected to have a Material Adverse Effect. (b)No Default or Event of Default has occurred and is continuing. 6.08 Ownership of Property; Liens. Each Note Party and its Subsidiaries has good and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business. The property of each Note Party and its Subsidiaries is subject to no Liens, other than Permitted Liens. 6.09 Environmental and Safety Laws. Each Note Party and its Subsidiaries is and has been in compliance in all material respects with all Environmental Laws and there has been no release or, to such Person’s knowledge, threatened release of any Hazardous Material, on, upon, into or from any site currently or previously owned, leased or otherwise used by the Note Parties and their Subsidiaries. There have been no Hazardous Materials generated by any Note Party or any of its Subsidiaries that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States. There are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by any Note Party or any of its Subsidiaries, except for the storage of hazardous waste in 55 US-DOCS\127429400.24 compliance with Environmental Laws. The Note Parties have made available to the Purchasers true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies and environmental studies or assessments. 6.10 Insurance. (a)The properties of the Note Parties and their Subsidiaries are insured with financially sound and reputable insurance companies that are not Affiliates of such Persons, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where any Note Party or any Subsidiary operates. The insurance coverage of the Note Parties and their Subsidiaries as in effect on the Closing Date is outlined as to carrier, policy number, expiration date, type and coverage amounts on Schedule 6.10, which Schedule 6.10 shall be updated to include information regarding the deductibles for such insurance coverage and delivered to the Purchasers by the date required by Section 7.20, and the representation set forth in this Section 6.10(a) with respect to such deductibles shall be deemed to have been made upon delivery of such information. (b)The Note Parties and their Subsidiaries maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area in the United States and that constitutes Collateral on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Agent or the Required Purchasers. 6.11 Tax Returns and Payments. The Note Parties and their Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Note Party or any Subsidiary that could reasonably be expected to result in a material liability of such Note Party or Subsidiary. Neither any Note Party nor any Subsidiary thereof is party to any tax sharing agreement with any Person that is not a Note Party. 6.12 ERISA Compliance. (a)Except to the extent that any of the following has not or could not reasonably be expected to result in a Material Adverse Effect, (i) each Plan and Pension Plan is in compliance, in both form and operation with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws and (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a current favorable determination letter from the Internal Revenue Service to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code or an application for such a letter is currently pending with the Internal Revenue Service and nothing has occurred that would prevent, or cause the loss of, such tax-qualified status. (b)There are no pending or, to the knowledge of the Note Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan or any Pension Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited 56 US-DOCS\127429400.24 transaction or violation of the fiduciary responsibility rules with respect to any Plan or Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c)Except to the extent that any of the following has not or could not reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred and none of the Issuer and any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan, (ii) the Issuer and each ERISA Affiliate has met all material and applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained, (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is sixty percent (60%) or higher and none of the Issuer and any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below sixty percent (60%) as of the next valuation date, (iv) none of the Issuer and any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, (v) none of the Issuer and any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA, and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d)Except to the extent that any of the following has not or could not reasonably be expected to result in a Material Adverse Effect, none of the Issuer and any of its Subsidiaries has established or otherwise has any liability with respect to a “welfare plan”, as such term is defined in Section 3(1) of ERISA, that either provides post-employment welfare benefits other than as required by Section 4980B of the Internal Revenue Code (or similar state law) or is a health or life insurance plan that is not fully insured by a third party insurance company. 6.13 Subsidiaries and Capitalization; Management Fees. (a)Set forth on Schedule 6.13(a) is a complete and accurate list as of the Closing Date of each Subsidiary of any Note Party, together with the (i) jurisdiction of organization, (ii) percentage of outstanding shares of each class owned (directly or indirectly) by any Note Party or any Subsidiary, (iii) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto and (iv) number of shares of each class of Equity Interests outstanding and the number of shares of each class owned (directly or indirectly) by any Note Party or any Subsidiary, which in the case of the information described in this clause (iv), shall be provided in an updated Schedule 6.13(a) delivered to the Purchasers by the date required by Section 7.20, and the representation set forth in this Section 6.10(a)(iv) shall be deemed to have been made upon the delivery of such information in lieu of the Closing Date. (b)Set forth on Schedule 6.13(b) is a true and complete table showing the authorized and issued capitalization of the Issuer as of the Closing Date.Schedule 6.13(b) sets forth all options or restricted stock units granted and outstanding pursuant to the Equity Incentive Plan (or any other equity incentive plan of the Issuer) and all shares reserved for future issuance pursuant to such plan (or any other equity incentive plan of the Issuer) as of the Closing Date. All issued and outstanding Equity Interests of the Note Parties and each of their Subsidiaries is duly authorized and validly issued, fully paid, non-assessable, free and clear of all Liens and such Equity Interests were issued in compliance with all applicable Laws. As of the Closing Date, except as described on Schedule 6.13(b) or as contained in the Issuer’s Organization Documents and the Equity Issuance Documents, there are no outstanding commitments or other obligations of the Issuer or any Subsidiary to issue, and no rights of 57 US-DOCS\127429400.24 any Person to acquire, any shares of any Equity Interests of the Issuer or any of its Subsidiaries. There are no agreements (voting or otherwise) among the Issuer’s equity holders with respect to any other aspect of the Issuer’s or any Subsidiary’s affairs, except as set forth on Schedule 6.13(b) or as contained the Issuer’s Organization Documents. (c)As of the Closing Date, the Amendment No. 1 Closing Date or the Combination Closing Date, as applicable, no Note Party, nor any of their respective Subsidiaries, directly or indirectly, are obligated to pay any management, consulting, transaction or similar advisory fees (other than normal and reasonable compensation (including in the form of Equity Interests) and reimbursement of expenses, in each case, of officers and directors in the ordinary course of business) to or for the account of any holder (or any Affiliate of any holder) of at least 5% of the Equity Interests of such Person. 6.14 Margin Regulations; Investment Company Act. (a)No Note Party is engaged and no Note Party will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each issuance and purchase of Notes, not more than 25% of the value of the assets (either of the Issuer only or of the Note Parties and their Subsidiaries on a consolidated basis) will be margin stock. (b)No Note Party, any Person Controlling any Note Party, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 6.15 Disclosure. Each Note Party has disclosed to the Purchasers all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether written or oral) (other than forward-looking information and projections and information of a general economic nature and general information about the Note Parties’ industry) by or on behalf of any Note Party to any Purchaser in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Note Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect. Each Note Party represents, with respect to projections, estimates, budgets and other forward-looking information, only that such information was prepared in good faith based on assumptions believed to be reasonable at the time such projections were prepared, it being understood that such projections are not to be viewed as facts or as a guarantee of performance or achievement of any particular results and that actual results may vary from projected results (many of which factors are beyond the control of the Issuer and its Subsidiaries and their respective officers, representatives and advisors) and that such variances may be material and that no assurance can be given that the projected results will be realized. 6.16 Compliance with Laws. Each Note Party and each Subsidiary is in compliance with the requirements of all Laws and all judgments, orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or judgment, order, writ, injunction or decree is being 58 US-DOCS\127429400.24 contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to be material in any respect. 6.17 Intellectual Property; Licenses, Etc. (a)Except as set forth in Schedule 6.17 Part (a), each Note Party and Subsidiary of a Note Party is the sole and exclusive owner of or has a valid right to use all of its Note Party Intellectual Property, and the Note Party Intellectual Property owned by such Note Party or Subsidiary is free and clear of any liens, security interests, joint or co-ownership rights, restrictions on use or other encumbrances (other than non-exclusive licenses granted in the ordinary course of business by such Note Party or Subsidiary). The Note Party Intellectual Property constitutes all of the Intellectual Property necessary to operate the business of the Note Parties and their Subsidiaries as now conducted. No Note Party has abandoned any rights in or to any material Note Party Intellectual Property. Each Note Party or Subsidiary has taken commercially reasonable steps to maintain and protect the Note Party Intellectual Property owned by such Note Party or Subsidiary. Each Note Party and its Subsidiaries has entered into commercially reasonable confidentiality and nondisclosure agreements with all employees and third Persons to which such Note Party or Subsidiary has provided access to any material Note Party Intellectual Property, which agreements impose commercially reasonable confidentiality restrictions on such employees and third Persons. (b)Schedule 6.17 Part (b) sets forth a true, complete and accurate list of all domain names owned or controlled by each Note Party or Subsidiary, all patents and patent applications owned or controlled by such Note Party or Subsidiary, and all other Intellectual Property owned or controlled by such Note Party or Subsidiary that has been registered, or for which an application for registration has been filed with, the United States Patent and Trademark Office, the United States Copyright Office or any foreign governmental agency or authority (collectively, the “Registered Intellectual Property”). Each item of Registered Intellectual Property (excluding any pending application) is valid, enforceable, subsisting, unexpired and has not been abandoned or canceled. (c)Schedule 6.17 Part (c) sets forth a true, complete and correct list of (i) all material options, licenses, sublicenses, and other agreements or arrangements to which any Note Party or Subsidiary is a party, or by which such Note Party or Subsidiary is bound, and pursuant to which any other Person is authorized to use of, Intellectual Property owned by such Note Party or Subsidiary, or to exercise any other use or licensing right with regard thereto (other than non-disclosure agreements that permit the review or evaluation of the Note Party Intellectual Property without providing any rights to use such Intellectual Property or non-exclusive licenses granted to customers in the ordinary course of business), and (ii) all options, licenses, sublicenses, and other agreements or arrangements pursuant to which any Note Party or Subsidiary has been granted a license (other than licenses of “off the shelf” commercially available standard end-user, object code, internal use software) to or the right to use any Intellectual Property of a third party (together with the options, licenses, sublicenses, agreements and other arrangements set forth in clause (i), “Intellectual Property Licenses”). Each of the Intellectual Property Licenses is a legal, valid, binding and enforceable obligation of each Note Party party thereto, and to each Note Party’s knowledge, each other party thereto. No Note Party or Subsidiary, nor to such Note Party’s knowledge any other party to any Intellectual Property License, is in material breach or default under such Intellectual Property License, and no event has occurred that with notice or lapse of time would constitute a material breach or default by such Note Party or Subsidiary (or to such Note Party’s knowledge any other party thereto) or permit termination, thereunder. No notice of default with respect to any such Intellectual Property License has been sent or received by any Note Party or Subsidiary. 59 US-DOCS\127429400.24

(d)Except as set forth on Schedule 6.17 Part (d), each Note Party and Subsidiary has obtained and possesses licenses, which to such Note Party’s knowledge are valid, to use all of the software programs present on the computers and other software enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with such Note Party’s or Subsidiary’s business. (e)No Note Party or nor any Subsidiary is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Note Party Intellectual Property (other than license and maintenance fees for licenses of “off the shelf” commercially available standard end-user, object code, internal use software). (f)To the knowledge of the Note Parties, neither the conduct of the each Note Party’s and Subsidiary’s business as now conducted (including, without limitation, such Note Party’s or Subsidiary’s marketing and sale of products and services), nor such Note Party’s or Subsidiary’s use of the Note Party Intellectual Property owned by such Note Party or Subsidiary infringes upon, violates or misappropriates the Intellectual Property of any third party, and there are no pending or, to the knowledge of any Note Party or Subsidiary, threatened, proceedings or litigation or other adverse claims or communications by any Person alleging any such infringement, violation or misappropriation. None of the Note Party Intellectual Property is subject to any outstanding order, action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand to which any Note Party or Subsidiary is a party or of which any Note Party or Subsidiary has knowledge (for purposes of this Section 6.17(f), “Claim”), nor to the any Note Party’s or Subsidiary’s knowledge has any been threatened, which challenges the validity, enforceability, use or ownership of such Note Party Intellectual Property, and, to such Note Party’s or Subsidiary’s knowledge, there is no valid basis for such a Claim. To the knowledge of each Note Party and Subsidiary, no Person is infringing upon or otherwise violating any of such Note Party’s or Subsidiary’s rights in the Note Party Intellectual Property. Neither the execution nor delivery of this Agreement and the other Note Documents, nor the performance and consummation of each Note Party’s obligations hereunder and thereunder, shall cause the diminution, termination or forfeiture of such Note Party’s or Subsidiary’s rights in, or require the consent of any third party in respect of, any Note Party Intellectual Property owned or, to each Note Party’s and Subsidiary’s knowledge, licensed by a Note Party or a Subsidiary. (g)To each Note Party’s and Subsidiary’s knowledge, it shall not be necessary to utilize any inventions of any of its employees, consultants or contractors (or persons it intends to hire) made prior to or outside the scope of their employment by, or performance of services for, such Note Party or Subsidiary for such Note Party’s or Subsidiary’s business as now conducted or as currently proposed to be conducted. Each Note Party and Subsidiary has secured from all employees, consultants and contractors of such Note Party or Subsidiary who have contributed to the creation or development of any Note Party Intellectual Property owned or purported to be owned by such Note Party or Subsidiary valid and binding written assignments of all rights, including all Intellectual Property rights, to such contributions. No Note Party or Subsidiary has granted to any Person an exclusive license or equivalent right with respect to any of the Note Party Intellectual Property, or assigned or conveyed to any Person any ownership interest (including joint ownership rights) therein, and no third party owns or holds any such right, license or interest. (h)All personally identifiable information used by or in the possession of any Note Party or Subsidiary has been collected, stored, maintained and used by such Note Party or Subsidiary in accordance with all applicable legal requirements including such Note Party’s or Subsidiary’s (and its users’) applicable privacy policies. 60 US-DOCS\127429400.24

(i)To the knowledge of the Note Parties, no Note Party nor any Subsidiary has embedded any open source, copyleft or community source code in any of its products generally available or in development, including but not limited to any libraries or code licensed under any General Public License, Lesser General Public License or similar license arrangement that, as a condition of modification or distribution of the third party software subject to such open source license: (i) requires the disclosure and/or distribution in source code form of any of such Note Party’s or Subsidiary’s proprietary software or other Note Party Intellectual Property, derivative works thereof and/or other software incorporated into, derived from or distributed with such proprietary software or other Note Party Intellectual Property; (ii) prohibits or limits such Note Party or Subsidiary from charging a fee or receiving consideration in connection with distributing any of such Note Party’s or Subsidiary’s proprietary software or other Note Party Intellectual Property and/or derivative works thereof; or (iii) requires the licensing to third parties of any of such Note Party’s or Subsidiary’s proprietary software or other Note Party Intellectual Property, derivative works thereof and/or other software incorporated into, derived from or distributed with such proprietary software or other Note Party Intellectual Property. 6.18 Solvency. The Issuer is Solvent on an individual basis, and the Issuer and its Subsidiaries are Solvent on a consolidated basis. 6.19 Perfection of Security Interests in the Collateral. The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens will be, upon the timely and proper filings, deliveries, notations and other actions contemplated in the Collateral Documents, perfected security interests and Liens (to the extent that such security interests and Liens can be perfected by such filings, deliveries, notations and other actions contemplated in the Collateral Documents), prior to all other Liens other than Permitted Liens. 6.20 Business Locations. Set forth on Schedule 6.20(a) is a list of all real property that is owned or leased by the Note Parties as of the Closing Date (with (x) the address of each real property, (y) a designation of whether such real property is owned or leased and (z) if any Note Party maintains books and records at such real property). Set forth on Schedule 6.20(b) is the taxpayer identification number and organizational identification number of each Note Party as of the Closing Date. The exact legal name and jurisdiction of organization of (a) the Issuer is as set forth on Schedule 6.20(b) and (b) each Guarantor is (i) as set forth on Schedule 6.20(b), (ii) as set forth in the Joinder Agreement pursuant to which such Guarantor became a party hereto. Except as set forth on Schedule 6.20(c), no Note Party has during the five years preceding the Closing Date (i) changed its legal name, (ii) changed its jurisdiction of organization, or (iii) been party to a merger, amalgamation, consolidation or such other structural change. 6.21 Sanctions Concerns; Anti-Corruption Laws; PATRIOT Act. (a)Sanctions Concerns. No Note Party, nor any Subsidiary, nor, to the knowledge of the Note Parties and their Subsidiaries, any director, officer, employee, agent, Affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by, any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority of the United States, United 61 US-DOCS\127429400.24

Nations, European Union or United Kingdom or (iii) located, organized or resident in a Designated Jurisdiction. (b)Anti-Corruption Laws. The Note Parties and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other applicable jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Laws. (c)PATRIOT Act. To the extent applicable, each Note Party and each Subsidiary is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the PATRIOT Act. 6.22 Limited Offering of Notes . None of the Note Parties nor anyone acting on their behalf has offered or will offer to sell the Notes or any similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to require the issuance and sale of the Notes to be registered under the Securities Act or applicable securities laws of any other jurisdiction. None of the Note Parties nor anyone acting on their behalf has engaged, directly or indirectly, in any form of general solicitation or general advertising with respect to the offering of the Notes (as those terms are used in Regulation D) or otherwise in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Assuming the accuracy and completeness of the representations and warranties of the Purchasers set forth in Article VI-A below, the offer and sale of the Notes are exempt from registration under the Securities Act and any applicable securities laws of any other jurisdiction. 6.23 Registration Rights; Issuance Taxes. (a)The Issuer is not under any requirement to register under the Securities Act, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued. (b)All taxes imposed on the Issuer in connection with the issuance, sale and delivery of the Notes have been or will be fully paid, and all Laws imposing such taxes have been or will be fully satisfied by the Issuer. (c)No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Issuer or, to the Issuer’s knowledge, any Issuer Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) is applicable. 6.24 Material Contracts; Government Contracts. (a)Except for the contracts, agreements, licenses and other Contractual Obligations set forth on Schedule 6.24(a) as of the Closing Date, none of the Note Parties and their Subsidiaries is party to, or any of its property is bound by,(x) any contract, agreement, license or other Contractual Obligation that is anticipated to contribute more than $1,000,000 of revenue on an annual basis or require payment of more than $1,000,000 in any year or (y) any contract, agreement, license or other Contractual 62 US-DOCS\127429400.24

Obligation to which any Note Party or any Subsidiary is a party, or any of its property is bound by, and the breach, nonperformance or cancellation of which, or the failure of which to renew, could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 6.24(b), none of the Note Parties or their Subsidiaries is party to, or any of its property bound by, any contract, agreement, license or other Contractual Obligation (1) providing for the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limits any Note Party or any Subsidiary’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products, (2) containing limitations on any Note Party’s or any Subsidiary’s ability to compete in any business or activity or with any Person or in any geographic area or during any period of time, or that limits the ability of any Note Party or any Subsidiary to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any asset, (3) containing a “most favored nation” or “most favored customer” clause or (4) containing any sole source or exclusive supplier obligations for goods or services supplied to any Note Party or any Subsidiary. The consummation of the transactions contemplated by the Note Documents will not give rise to a right of termination in favor of any party to any Material Contract. Each Material Contract (a) is in full force and effect and is binding upon and enforceable against the Note Parties and their Subsidiaries party thereto and, to the knowledge of any Note Party, all other parties thereto in accordance with its terms, and (b) is not currently subject to any material breach or default by any Note Party or any Subsidiary or, to the knowledge of any Note Party, any other party thereto. No Note Party nor any of their Subsidiaries has taken or failed to take any action that would permit any other Person party to any Material Contract to have, and, to the knowledge of any Note Party, no such Person otherwise has, any defenses, counterclaims or rights of setoff thereunder. (b)No Note Party or Subsidiary is currently in, and the execution and delivery of the Note Documents and the consummation of the transactions contemplated thereby will not result in, any material violation, breach or default of any term or provision of any Government Contract or Government Subcontract. All representations and certifications with respect to any Government Contract or Government Subcontract made by any Note Party or Subsidiary were current, accurate and complete in all material respects when made, and each Note Party and Subsidiary has complied in all material respects with all such representations and certifications. (c)Each Note Party and Subsidiary has complied in all material respects with all requirements of the Government Contracts or Government Subcontracts and any law relating to the safeguarding of, and access to, classified information and sensitive but unclassified information. No Note Party nor Subsidiary has been suspended or debarred from bidding on contracts or subcontracts with any governmental entity in connection with the conduct of its business; no such suspension or debarment has been initiated or, to the knowledge of such Note Party or Subsidiary, threatened. (d)To the knowledge of the Note Parties and their Subsidiaries, there is no ongoing proceeding by any governmental entity relating to any Government Contract or Government Subcontract or the violation of any law relating to any Government Contract or Government Subcontract. There are no outstanding written claims between any Note Party or Subsidiary and any prime contractor, subcontractor, vendor or other third party arising under or relating to any Government Contract or Government Subcontract. (e)Each of the Note Parties and their Subsidiaries has complied with proprietary marking requirements of governmental entities for proposal submissions in response to solicitations and deliverable submissions under Government Contracts and Government Subcontracts. 6.25 Employee Agreements; Data Privacy. 63 US-DOCS\127429400.24

(a)Each current employee, consultant and officer of each of the Note Parties and their Subsidiaries and each former Key Employee has executed an agreement with such Person regarding confidentiality and proprietary information substantially in the form or forms delivered to the Purchasers (the “Confidential Information Agreements”). No current or former Key Employee has excluded works or inventions from his or her assignment of inventions pursuant to such Key Employee’s Confidential Information Agreement. Each current and former Key Employee has executed a non-solicitation agreement substantially in the form or forms delivered to counsel for the Purchasers. None of the Note Parties is aware that any of its Key Employees is in violation of any agreement covered by this Section 6.25(a). (b)In connection with its collection, storage, transfer (including, without limitation, any transfer across national borders) and/or use of any personally identifiable information from any individuals, including, without limitation, any customers, prospective customers, employees and/or other third parties (collectively “Personal Information”), each of the Note Parties and their Subsidiaries is and has been in compliance in all material respects with all applicable laws in all relevant jurisdictions. Each of the Note Parties and their Subsidiaries has commercially reasonable physical, technical, organizational and administrative security measures and policies in place designed to protect all Personal Information collected by it or on its behalf from and against unauthorized access, use and/or disclosure. Each of the Note Parties and their Subsidiaries is and has been in compliance in all material respects with all laws relating to data loss, theft and breach of security notification obligations. 6.26 Labor Matters. There are no existing or, to the knowledge of the Note Parties, threatened strikes, lockouts or other labor disputes involving any Note Party or any Subsidiary that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Note Parties and their Subsidiaries are not in violation in any material respect of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters. 6.27 Affected Financial Institution. No Note Party or any of their Subsidiaries is an Affected Financial Institution. 6.28 Ranking of Notes. The Indebtedness represented by the Notes and the other Obligations under the applicable Note Documents of each Note Party is intended to constitute senior secured Indebtedness, and accordingly is, and shall be, at all times while the Notes and the other Obligations remain outstanding, pari passu or senior in right of payment with all Indebtedness (if any) of such Note Party. 6.29 Regulation H. No real property subject to a Mortgage is a Flood Hazard Property unless the Agent shall have received the following: (a) the applicable Note Party’s written acknowledgment of receipt of written notification from the Agent (i) as to the fact that such real property is a Flood Hazard Property and (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) copies of insurance policies or certificates of insurance of the applicable Note Party evidencing flood insurance reasonably satisfactory to the Secured Parties and naming the Agent as additional loss payee on behalf of the Secured Parties and (c) such other flood hazard determination forms, notices and confirmations thereof as requested by the Agent. All flood 64 US-DOCS\127429400.24 hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full. ARTICLE VI-A. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser represents and warrants to (and solely for the benefit of) the Note Parties as of the Closing Date that: (a) such Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and the Notes to be acquired by it pursuant to this Agreement are being acquired for its own account and not with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction; (b) such Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Notes and such Purchaser is capable of bearing the economic risks of such investment and acknowledges that the Notes as of the date hereof, have not been registered under the Securities Act or the securities laws of any state or other jurisdiction; (c) such Purchaser acknowledges that the Note Parties and, for purposes of the opinions to be delivered to the Purchasers pursuant hereto, counsel to the Note Parties and their Affiliates will rely upon the accuracy and truth of the foregoing representations and in this Article VI-A and hereby consents to such reliance; and (d) such Purchaser is not a “foreign person,” as defined at 31 C.F.R. § 800.224, and is not otherwise controlled by a “foreign person,” as defined at 31 C.F.R. § 800.224. ARTICLE VII AFFIRMATIVE COVENANTS So long as any Purchaser shall have any Note or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations for which no claim has been asserted), each Note Party shall and shall cause each Subsidiary to: 7.01 Financial Statements; Purchaser Calls. (a)Deliver to each Purchaser, in form and detail satisfactory to the Required Purchasers, within (i) one hundred and twenty (120) days after the end of the fiscal years ending December 31, 2021 and December 31, 2022 and (y) one hundred and five (105) days after the fiscal year ending December 31, 2023 and the end of each fiscal year thereafter of (1) prior to the Combination Closing Date, the Issuer or (2) on and after the Combination Closing Date, the Acquiror (or in each case of (i) and (ii), if earlier, when filed with a Governmental Authority), a consolidated balance sheet of (A) prior to the Combination Closing Date, the Issuer and its Subsidiaries or (B) on and after the Combination Closing Date, the Acquiror and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by an unqualified report and opinion of an independent certified public accountant of nationally recognized 65 US-DOCS\127429400.24 standing acceptable to the Required Purchasers, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except (i) prior to the Combination Closing Date, as may be required as a result of the impending maturity of the Notes and solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which such maturity or expiration is scheduled hereunder to occur and (ii) on and after the Combination Closing Date, from (i) an impending maturity date under the Notes or the Lockheed Martin Senior Secured Notes solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which such maturity or expiration is scheduled or (ii) any actual or prospective financial covenant default under Section 8.17 or any financial covenant under the NPA); and (b)Deliver to each Purchaser, in form and detail satisfactory to the Required Purchasers, within (i) sixty (60) days (and, with respect to the fiscal quarter of the Issuer ending September 30, 2021, by December 15, 2021) after the end of the fiscal quarters ending March 31, 2021, June 30, 2021, September 30, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and March 31, 2023 and (ii) forty five (45) days after the fiscal quarters ending June 30, 2023 and September 30, 2023 and the end of each of the first three fiscal quarters of each fiscal year ending thereafter of (1) prior to the Combination Closing Date, the Issuer or (2) on and after the Combination Closing Date, the Acquiror (or, in each case of (i) and (ii), if earlier, when filed with a Governmental Authority), a consolidated balance sheet of (A) prior to the Combination Closing Date, the Issuer and its Subsidiaries or (B) on and after the Combination Closing Date, the Acquiror and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Issuer or Acquiror’s, as applicable, fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Issuer as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of (x) prior to the Combination Closing Date, the Issuer and its Subsidiaries or (y) on and after the Combination Closing Date, the Acquiror and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. (c)[Reserved]. (d)Upon the request of the Agent, the Issuer shall conduct quarterly conference calls that the Purchasers may attend to discuss the financial condition and results of operations of (x) prior to the Combination Closing Date, the Issuer and its Subsidiaries or (y) on and after the Combination Closing Date, the Acquiror and its Subsidiaries for the most recently ended measurement period for which financial statements have been delivered pursuant to Section 7.01(a) and Section 7.01(b), at a date and time to be determined by the Agent, in consultation with the Issuer, and with reasonable advance notice to the Issuer and Purchasers. 7.02 Certificates; Other Information. Deliver to each Purchaser, in form and detail satisfactory to the Required Purchasers: (a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b) (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Issuer, certifying (x) on and after the Combination Closing Date, as to compliance with the financial covenant contained in Section 8.17 and (y) whether a Default has occurred and is continuing as of the date thereof and, if a Default has occurred and is continuing as of the date thereof, specifying the details 66 US-DOCS\127429400.24 thereof and any action taken or proposed to be taken with respect thereto, and (ii) a written summary, such as the summary included within the financial statements delivered pursuant to Section 7.01(a), describing how any changes in GAAP during such period directly and materially impacted such financial statements; (b) as soon as practicable, and in any event not later than (i) for the budget for the fiscal year of the Issuer ended December 31, 2022, the earlier to occur of (x) thirty (30) days after the Combination Closing Date or (y) thirty (30) days after the occurrence of an Enhanced Protection Event, and (ii) for the budget for the fiscal year of the Issuer ending December 31, 2023 and thereafter, thirty (30) days after the beginning of such fiscal year, an annual business plan and budget of the Note Parties and their Subsidiaries for such fiscal year containing, among other things, projections for each quarter of such fiscal year, in form and substance reasonably satisfactory to the Required Purchasers; (c) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the equity holders of any Note Party, and copies of any annual, regular, periodic and special reports and registration statements which a Note Party may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Purchasers pursuant hereto; (d) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a certificate of a Responsible Officer of the Issuer containing information regarding (x) the amount of all Dispositions, Involuntary Dispositions, Debt Issuances, Extraordinary Receipts and Acquisitions that occurred and (y) a list of any Material Contracts entered into (and, if requested by the Agent and subject to the confidentiality obligations of the Issuer and any of its Subsidiaries owing to the counterparty to such Material Contract and subject to applicable regulations limiting the disclosure of such Material Contracts, copies of such Material Contracts to be provided to and reviewed by counsel to the Agent), in each case, during the period covered by such financial statements; (e) promptly after any request by any Purchaser, copies of any detailed audit reports, management letters or recommendations submitted to the Board of Directors (or the audit committee of the Board of Directors) of any Note Party by independent accountants in connection with the accounts or books of a Note Party or any Subsidiary, or any audit of any of them; (f) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Note Party or any Subsidiary pursuant to the terms of any indenture, loan or credit or similar agreement, including under the Working Capital Facility, and not otherwise required to be furnished to the Purchasers pursuant to Section 7.01 or any other clause of this Section 7.02; (g) promptly, and in any event within five (5) Business Days after receipt thereof by any Note Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Note Party or any Subsidiary thereof; (h)[reserved]; (i) promptly, such additional information regarding the business, financial or corporate affairs of any Note Party or any Subsidiary, or compliance with the terms of the Note Documents, as the Agent or any Purchaser may from time to time reasonably request; 67 US-DOCS\127429400.24

(j)[reserved]; (k) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a certificate of a Responsible Officer of the Issuer (i) listing (A) all applications by any Note Party, if any, for Registered Intellectual Property made since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), (B) all issuances of registrations or letters on existing applications by any Note Party for Registered Intellectual Property received since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), (C) all Intellectual Property Licenses entered into by any Note Party since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), and (D) such supplements to Schedule 6.17 as are necessary to cause such schedule to be true and complete as of the date of such certificate and (ii) with respect to any insurance coverage of any Note Party or any Subsidiary that was renewed, replaced or modified during the period covered by such financial statements, such updated information with respect to such insurance coverage as is required to be included on Schedule 6.10; and (l) concurrently with the delivery thereof to the Agent, copies of all documents, notices, agreements, schedules and possessory collateral delivered to the Agent pursuant to any Collateral Document. Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Issuer posts such documents, or provides a link thereto on the Issuer’s website on the Internet at the website address listed on Schedule 12.02, or (ii) on which such documents are posted on the Issuer’s behalf on an Internet or intranet website, if any, to which each Purchaser and the Agent have access (whether a commercial or third-party website); provided, that: (x) the Issuer shall deliver paper copies of such documents to the Agent or any Purchaser upon its request to the Issuer, and shall continue to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Purchaser and (y) the Issuer shall notify the Agent and each Purchaser (by facsimile or electronic mail) of the posting of any such documents and provide to each Purchaser by electronic mail electronic versions (i.e., soft copies) of such documents. The Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Issuer with any such request for delivery by a Purchaser, and each Purchaser shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. 7.03 Notices. (a)Promptly (and in any event, within two (2) Business Days) notify the Agent and each Purchaser of the occurrence of any Default. (b)Promptly (and in any event, within five (5) Business Days) notify the Agent and each Purchaser of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c)Promptly (and in any event, within five (5) Business Days) notify the Agent and each Purchaser of the occurrence of any ERISA Event that could reasonably be expected to result in liability in an amount greater than the Threshold Amount. (d)Promptly (and in any event, within five (5) Business Days) notify the Agent and each Purchaser of any material change in accounting policies or financial reporting practices by any Note Party or any Subsidiary. 68 US-DOCS\127429400.24

(e)Promptly (and in any event, within three (3) Business Days) notify the Agent and each Purchaser of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by a Note Party which has been instituted or, to the knowledge of the Note Parties, is threatened against a Note Party or any of its Subsidiaries or to which any of the properties of any thereof is subject which could reasonably be expected to result in losses and/or expenses in excess of the Threshold Amount. (f)Promptly (and in any event, within five (5) Business Days following receipt by, or delivery by, a Note Party or Subsidiary, as the case may be), provide the Agent and each Purchaser with information relating to (i) any material written notice alleging any breach of any Material Contract by any party thereto where such breach could result in the loss of more than (x) prior to the Combination Closing Date, $1,000,000 and (y) on or after the Combination Closing Date, $5,000,000, in each case, of revenue or liability of greater than (x) prior to the Combination Closing Date, $1,000,000 and (y) on or after the Combination Closing Date, $5,000,000, in each case, or (ii) any amendment or termination of (or notice of such termination with respect to) any Material Contract (and, in each case, if requested by the Agent or any Purchaser, copies of such notice, amendments or terminations to be provided to and reviewed by counsel to the Agent only); provided, however, the scope and level of detail with respect to the disclosure pursuant to the foregoing shall be subject to the confidentiality obligations of the Issuer and any of its Subsidiaries owing to the counterparty to such Material Contract and subject to applicable regulations limiting the disclosure thereof. Each notice pursuant to this Section 7.03 shall be accompanied by a statement of a Responsible Officer of the Issuer setting forth details of the occurrence referred to therein and stating what action the applicable Note Party has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Note Document that have been breached. 7.04 Payment of Obligations. Pay and discharge, as the same shall become due and payable: (a) all federal, state and other material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the applicable Note Party or Subsidiary and such payment can be lawfully withheld and the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect, (b) all lawful claims which has by law become a Lien upon its property as a result of non-payment (other than a Permitted Lien), and (c) all Material Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness. 7.05 Preservation of Existence, Etc. (a)Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or Section 8.05. (b)Preserve, renew and maintain in full force and effect its good standing under the Laws of the jurisdiction of its organization and, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, each other jurisdiction where it conducts its Business (in each case where such concept exists in such jurisdiction in the case of Non-U.S. Subsidiaries). 69 US-DOCS\127429400.24

(c)Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises the failure of which to maintain could reasonably be expected to result in a Material Adverse Effect. (d)Preserve or renew all of its material Registered Intellectual Property or Intellectual Property in respect of which an application for registration has been filed or recorded with the United States Copyright Office or the United States Patent and Trademark Office (or comparable agencies in any applicable non-U.S. jurisdiction), in each case to the extent necessary to conduct its Business. 7.06 Maintenance of Properties. (a)Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear, casualty and condemnation excepted. (b)Make all necessary repairs thereto and renewals and replacements thereof. 7.07 Maintenance of Insurance. (a)Maintain with financially sound and reputable insurance companies not Affiliates of the Issuer, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. (b)Without limiting the foregoing, (i) maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area and that constitutes Collateral, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Required Purchasers, (ii) furnish to each Purchaser evidence of the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to each Purchaser prompt written notice of any redesignation of any such improved real property into or out of a special flood hazard area. (c)Cause the Agent and its successors and/or assigns to be named as Purchaser’s loss payee or mortgagee as its interest may appear, and/or additional insured with respect to any such insurance providing liability coverage or coverage in respect of any Collateral, and cause each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Agent, that it will give the Agent thirty (30) days (or ten (10) days for non-payment or such lesser amount as the Required Purchasers may agree to in their sole discretion) prior written notice before any such policy or policies shall be altered or canceled. (d)Promptly notify the Agent of any real property subject to a Mortgage that is, or becomes, a Flood Hazard Property. 7.08 Compliance with Laws. Comply in all material respects with the requirements of all material Laws and all material orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted. 70 US-DOCS\127429400.24

7.09 Books and Records. (a)Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Note Party or such Subsidiary, as the case may be. (b)Maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Note Party or such Subsidiary, as the case may be. 7.10 Inspection Rights. Subject to a Note Party’s security clearance requirements or policies and any applicable regulation with respect thereto, permit representatives and independent contractors of the Agent and each Purchaser to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Issuer and at such reasonable times during normal business hours and as often as may be desired, upon reasonable advance notice to the Issuer; provided, however, so long as no Event of Default exists, the Issuer shall only be required to reimburse the Agent (but not any Purchaser) for two such visits and inspections in any fiscal year; provided, further, however, when an Event of Default exists, the Agent or any Purchaser (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Issuer at any time during normal business hours, as often as desired and without advance notice. 7.11 Use of Proceeds. Use the proceeds of the Notes for general working capital purposes, general corporate purposes and to pay Transaction Expenses. 7.12 Additional Subsidiaries. It is the intent of the parties that each U.S. Subsidiary of the Issuer that is a Wholly-Owned Subsidiary and established, created or acquired by the Issuer after the Closing Date (including, for the avoidance of doubt, the Space Florida Subsidiary) become a Guarantor hereunder.Prior to or upon the acquisition or formation of any Subsidiary: (a) notify the Purchasers thereof in writing, together with the (i) jurisdiction of organization, (ii) number of shares of each class of Equity Interests outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by any Note Party or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and (b) if such U.S. Subsidiary is a (A) is a Wholly-Owned Subsidiary or (B) a Subsidiary that Guarantees or is otherwise obligated in respect of any other Indebtedness for borrowed money of any Note Party, cause (x) prior to the Combination Closing Date, concurrently therewith and (y) on and after the Combination Closing Date, within 45 days (or such longer period of time as agreed to by the Required Purchasers in their sole discretion) (i) such Subsidiary to become a Guarantor by executing and delivering to the Purchasers a Joinder Agreement or such other documents as the Required Purchasers shall reasonably request for such purpose, and (ii) deliver to the Agent documents of the types referred to in Sections 5.01(f)-(h) in order to grant Liens to the Agent for the benefit of the Secured 71 US-DOCS\127429400.24

Parties in all assets of such Subsidiary constituting Collateral and favorable opinions of counsel to such Persons (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i) or (ii), as applicable), all in form, content and scope reasonably satisfactory to the Required Purchasers. 7.13 ERISA Compliance. Do, and make commercially reasonable efforts to cause each of its ERISA Affiliates to do, each of the following, as applicable: (a) maintain each Plan or Pension Plan, as applicable, both in form and operation, in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state law, (b) cause each Plan or Pension Plan, as applicable, that is qualified under Section 401(a) of the Internal Revenue Code to maintain such qualification, and (c) make all required contributions to any Plan or Pension Plan, as applicable, that is subject to Section 412, Section 430 or Section 431 of the Internal Revenue Code. 7.14 Pledged Assets. (a)Equity Interests. To secure the Obligations, cause 100% of the issued and outstanding Equity Interests of each Subsidiary directly owned by any Note Party (other than any Excluded Equity Interests) (including, after the Combination Closing Date, the Issuer) to be subject at all times to a first priority, perfected Lien in favor of the Agent (subject to Liens permitted pursuant to Sections 8.01(c) and 8.01(h)), for the benefit of the Secured Parties, pursuant to the terms and conditions of the Collateral Documents; provided, that the Equity Interests in any Foreign Subsidiary shall not be required to be perfected under foreign law. In connection with the foregoing, the Issuer shall cause to be delivered to the Agent and the Purchasers opinions of counsel requested by the Agent (at the direction of the Required Purchasers) and any filings and deliveries necessary to perfect the security interests in such Equity Interests, all in form and substance satisfactory to the Agent and the Required Purchasers. (b)Other Property. Cause all property (other than Excluded Property) of the Issuer and each Guarantor to be subject at all times to first priority, perfected and, in the case of fee-owned real property, title insured Liens in favor of the Agent to secure the Obligations pursuant to the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents, including Real Estate Security Documents, as the Agent or Required Purchasers shall request (subject to Permitted Liens), and in connection with the foregoing, deliver to the Agent such other documentation as the Agent may reasonably request, including filings and deliveries necessary to perfect such Liens, Organization Documents, resolutions, Real Estate Security Documents, and favorable opinions of counsel to such Persons and the Purchasers, all in form, content and scope reasonably satisfactory to the Agent and the Required Purchasers. 7.15 Compliance with Material Contracts. Prior to the Combination Closing Date, comply with each Material Contract of such Person, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in (A) a loss of more than 10% of the consolidated revenue of the Issuer and its Subsidiaries on a consolidated basis (as measured against the consolidated revenue of the Issuer and its Subsidiaries reflected in the most recently delivered financial statements delivered pursuant to Sections 5.01(c) or 7.01 or (B) liability to any Note Party or any Subsidiary in excess of $5,000,000. 7.16 Deposit Accounts. (a)Prior to or upon the acquisition or establishment of any Deposit Account by any Note Party, provide written notice thereof to the Agent. 72 US-DOCS\127429400.24

(b)Subject to Section 7.20, cause all Deposit Accounts of the Note Parties (other than Excluded Accounts) at all times to be subject to Deposit Account Control Agreements in each case in form and substance satisfactory to the Required Purchasers. 7.17 Reserved. 7.18 Intellectual Property; Consent of Licensors. (a)(i) Maintain in full force and effect or pursue the prosecution of, as the case may be, and pay all costs and expenses relating to, all material Intellectual Property owned or exclusively licensed by such Note Party or its respective Subsidiaries, excluding the maintenance of Intellectual Property that in the commercially reasonable business judgment of the Issuer are not necessary or material for the conduct of the business of any Note Party or its Subsidiaries; (ii) notify the Purchasers, promptly after learning thereof, of any material infringement or other violation by any Person of its material Intellectual Property; (iii) use commercially reasonable efforts, consistent with past practices, to pursue, enforce, and maintain in full force and effect legal protection for all material Intellectual Property developed or controlled by such Note Party or any of its respective Subsidiaries; and (iv) notify the Purchasers, promptly after learning thereof, of any written claim by any Person that the conduct of the Businesses infringes any Intellectual Property of that Person and take such reasonable steps to address such matter. (b)Promptly after entering into or becoming bound by any Material Contract, the Note Parties shall, subject to the confidentiality obligations of the Issuer and any of its Subsidiaries owing to the counterparty to such Material Contract and subject to applicable regulations limiting the disclosure thereof, to the extent permitted by applicable Law (i) provide written notice to the Purchasers of the material terms of such license or similar agreement or Material Contract with a description of its likely impact on the Note Parties’ business or financial condition and (ii) in good faith take such commercially reasonable actions as the Agent or Required Purchasers may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for (A) the applicable Note Party’s interest in such licenses, contract rights or Material Contracts to be deemed Collateral and for the Agent to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future and (B) the Agent to have the ability in the event of a liquidation of any of the Collateral to dispose of such Collateral in accordance with the Agent’s rights and remedies under this Agreement and the other Note Documents; provided, that, the failure to obtain any such consent or waiver shall not by itself constitute a Default. 7.19 Anti-Corruption Laws. Conduct its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such Laws. 7.20 Post-Closing Obligations. (a)Within the time periods set forth therefor on Schedule 7.20 (or such longer periods of time as may be agreed to by the Required Purchasers in their sole discretion), deliver to the Purchasers such other documents, instruments, certificates or agreements as are listed on Schedule 7.20 or take such other actions as are described on Schedule 7.20, in each case in form and substance reasonably satisfactory to the Required Purchasers. (b)Within 10 days after the Combination Closing Date (or such longer period of time as may be agreed to by the Required Purchasers in their sole discretion), the Issuer shall ensure that 73 US-DOCS\127429400.24 the Acquiror (i) becomes a Guarantor by executing and delivering to the Purchasers a Joinder Agreement or such other documents as the Required Purchasers shall reasonably request for such purpose, and (ii) deliver to the Agent documents of the types referred to in Sections 5.01(f)-(h) in order to grant Liens to the Agent for the benefit of the Secured Parties in all assets of the Acquiror constituting Collateral and favorable opinions of counsel to the Acquiror (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i) or (ii), as applicable), all in form, content and scope reasonably satisfactory to the Agent and the Required Purchasers. 7.21 Board Observation Rights. To the extent the Combination Closing Date has occurred, Required Purchasers shall be entitled to designate one observer (the “Board Observer”) to attend any regular meeting (a “BOD Meeting”) of the Board of Directors of the Acquiror (or, in each case, any relevant committees thereof), except that the Board Observer shall not be entitled to vote on matters presented to or discussed by the Board of Directors (or any relevant committee thereof) of the Acquiror at any such meetings. The Board Observer shall be timely notified of the time and place of any BOD Meetings and will be given written notice of all proposed actions to be taken by the Board of Directors (or any relevant committee thereof) of the Acquiror as if the Board Observer were a member thereof. Such notice shall describe in reasonable detail the nature and substance of the matters to be discussed and/or voted upon at such meeting (or the proposed actions to be taken by written consent without a meeting). The Board Observer shall have the right to receive all information provided to the members of the Board of Directors or any similar group performing an executive oversight or similar function (or any relevant committee thereof) of the Acquiror in anticipation of or at such meeting (regular or special and whether telephonic or otherwise), in addition to copies of the records of the proceedings or minutes of such meeting, when provided to the members, and the Board Observer shall keep such materials and information confidential in accordance with Section 12.07. The Issuer shall reimburse the Board Observer for all reasonable out-of-pocket costs and expenses incurred in connection with its participation in any such BOD Meeting. Notwithstanding the foregoing, the Issuer may exclude Board Observer from access to any material or meeting or portion thereof if: (i) the Board of Directors concludes in good faith, upon advice of the Acquiror’s counsel, that such exclusion is necessary to preserve the attorney-client or work product privilege between the Acquiror or any of its Affiliates and its counsel; or (ii) such portion of a meeting is an executive session limited solely to independent director members of the Board or Directors, independent auditors and/or legal counsel, as the Board of Directors may designate and such limitation is reasonably necessary with respect to the applicable matters, or (iii) such exclusion is necessary to avoid a conflict of interest between the Acquiror on the one hand and the Required Purchasers on the other. 7.22 Collateral Access Agreements. In the case of a leasehold interest of any Note Party in real property that is located in the U.S. and on which Collateral in excess of $500,000 (or, after the Combination Closing Date, $5,000,000) is stored or otherwise located, the Issuer shall use commercially reasonable efforts to obtain Collateral Access Agreements within 30 days (or, after the Combination Closing Date, 60 days) thereafter (or such longer period as the Agent may agree in its sole discretion). 7.23 Series A Preferred Stock. Upon the occurrence of an Enhanced Protection Event, Issuer shall, within 30 days of such occurrence and to the extent any Series A Preferred Stock remains outstanding, amend the certificate of incorporation of the Issuer to prohibit redemption of the Series A Preferred Stock at any time the Notes are outstanding. ARTICLE VIII NEGATIVE COVENANTS 74 US-DOCS\127429400.24

So long as any Purchaser shall have any Note or other Obligation hereunder that shall remain unpaid or unsatisfied (other than contingent indemnification obligations for which no claim has been asserted), each Note Party shall not, nor shall it permit any Subsidiary to, directly or indirectly: 8.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a)Liens pursuant to any Note Document; (b)Liens existing on the date hereof and listed on Schedule 8.01; (c)Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided, that, such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance, the payment or provision of compensation or benefits and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, indemnity and performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) easements, encroachments, rights-of-way, covenants and restrictions and other similar encumbrances affecting real property which are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person conducted thereon; (h)Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 9.01(h); (i)Liens securing Indebtedness permitted under Section 8.03(e); provided, that: (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost (negotiated on an arm’s length basis) of the property being acquired on the date of acquisition and (iii) such Liens attach to such property concurrently with or within ninety (90) days after the acquisition thereof; (j) licenses, sublicenses, leases or subleases (other than any exclusive license or sublicense relating to intellectual property) granted to others in the ordinary course of business not interfering in any material respect with the business of any Note Party or any of its Subsidiaries; 75 US-DOCS\127429400.24

(k) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement; (l) normal and customary bankers’ liens and rights of setoff upon deposits of cash in favor of banks or other depository institutions; (m)Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; (n)Liens of sellers of goods to the Issuer and any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses; (o) non-exclusive licenses of over-the-counter software that is commercially available to the public and other non-exclusive licenses granted in the ordinary course of business by a Note Party or Subsidiary; (p) deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business; (q) so long as an Enhanced Protection Event has not occurred, Liens solely on accounts receivable, inventory, cash and any deposit account established and maintained with the lender under a Working Capital Facility to hold such cash and all proceeds of the foregoing (other than proceeds of (i) the Notes, (ii) Intellectual Property, and (iii) Collateral that does not secure such Working Capital Facility) (the “Working Capital Priority Collateral”) securing the Indebtedness under any Working Capital Facility permitted by Section 8.03(g), which Liens may rank higher in lien priority to the Liens of the Agent on the Working Capital Priority Collateral securing the Obligations of the Secured Parties; provided, that such Indebtedness is subject to a customary intercreditor and lien subordination agreement (a “WC Intercreditor Agreement”) in form and substance reasonably satisfactory to the Agent with the applicable financial institution providing such Working Capital Facility (“Working Capital Facility Lender”) pursuant to which (A) the security interest in the Working Capital Priority Collateral securing the Working Capital Facilities are senior and prior to the security interest of the Agent in the Working Capital Priority Collateral securing the Obligations, (B) the Agent, on behalf of the Secured Parties, shall retain a second priority security interest in such Working Capital Priority Collateral, and (C) the Agent, on behalf of the Secured Parties, shall maintain its first priority security interest in all other Collateral of the Note Parties; (r)Liens pursuant to any Lockheed Martin Note Document; provided that such Liens are subject to the Intercreditor Agreement; (s) after the Combination Closing Date, Liens (i) solely on any cash (or Cash Equivalent) earnest money deposits (including as part of any escrow arrangement) made by a Note Party or any Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder, or (ii) on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 8.02 to be applied against the purchase price for such Investment; 76 US-DOCS\127429400.24

(t) after the Combination Closing Date, Liens to secure obligations in respect of letters of credit incurred pursuant to Section 8.03(l); and (u) after the Combination Closing Date, other Liens securing obligations which do not exceed $5,000,000. 8.02 Investments. Make any Investments, except: (a)Investments held by a Note Party or a Subsidiary in the form of cash or Cash Equivalents; (b)Investments existing on date hereof and set forth in Schedule 8.02; (c)Investments in any Person that is a Note Party prior to giving effect to such Investment; provided, that (x) prior to the Combination Closing Date, Investments made in PredaSAR Corporation pursuant to this clause (c) shall be made only with the proceeds of internally generated cash or Indebtedness permitted under Section 8.03(g) and shall not exceed, $10,000,000 in the aggregate and (y) Investments made in the Space Florida Subsidiary pursuant to this clause (c), when aggregated with all other Investments in the Space Florida Subsidiary pursuant to any other clause of this Section 8.03, shall not exceed (1) prior to the Combination Closing Date, $5,000,000 in the aggregate and (2) on and after the Combination Closing Date, $50,000,000 in the aggregate less the amount of Investments made prior to the Combination Closing Date pursuant to the foregoing clause (1); (d)Investments by any Subsidiary of the Issuer that is not a Note Party in any other Subsidiary of the Issuer that is not a Note Party; (e)Investments (i) consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss, (ii) consisting of extensions of credit to (including as evidenced by one or more promissory notes), or receipt of investments in convertible or equity instruments issued by,GeoOptics, Inc. or its Affiliates in exchange for sale of products by any Note Party or Subsidiary to such customer in an original aggregate amount not to exceed $6,000,000 and (iii) consisting of extensions of credit to (including as evidenced by one or more promissory notes), or receipt of investments in convertible or equity instruments issued by, customers or their related parties, in each case, in exchange for sale of products to such customer provided by any Note Party in an aggregate amount not to exceed $5,000,000; provided that, in the case of clauses (ii) and (iii), such promissory notes, convertible instruments and/or equity instruments are subject to Liens in favor of the Agent, for the benefit of the Secured Parties, to the extent such promissory notes, convertible instruments and/or equity instruments are held by a Note Party and do not constitute Excluded Property; provided, further, that to the extent any such promissory note, convertible instrument or equity instrument is held by a Note Party and constitutes Excluded Property, the Note Parties shall use commercially reasonable efforts to request the issuer of such note or instrument to seek consent of any relevant third party or amend the applicable Contractual Obligation to permit such pledge so that the promissory note or instrument no longer constitutes Excluded Property; 77 US-DOCS\127429400.24

(f)Investments in any Subsidiary that is not a Note Party not exceeding (x) prior to the Combination Closing Date, $100,000 or (y) on and after the Combination Closing Date, $5,000,000, in each case, in the aggregate at any one time outstanding; (g) other Investments by a Note Party (prior to the Combination Closing Date, other than PredaSAR Corporation) (x) prior to the Combination Closing Date, (i) in any Person (other than PredaSAR Corporation) that is organized under the laws of any state of the United States or the District of Columbia or (ii) to the extent acquired by such Note Party, in assets located in the United States not exceeding prior to the Combination Closing Date, $5,000,000 or (y) not exceeding, on and after the Combination Closing Date, $10,000,000, in each case, in the aggregate at any one time outstanding for all such Investments made pursuant to this clause (g); provided, that, no Investment otherwise permitted by this clause (g) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom; (h)Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of any Note Party; (i)Investments consisting of purchases and acquisitions of inventory, supplies, material, equipment, or other similar assets in the ordinary course of business and, in each case, not constituting an Acquisition; (j) advances of payroll payments to employees in the ordinary course of business; (k) loans or advances (x) prior to the Combination Closing Date, from Non-U.S. Subsidiaries to any employee, officer, director or member of management of any Non-U.S. Subsidiary, the proceeds of which are used to satisfy tax liabilities of such employee, officer, director or member of management incurred in connection with the exercise of stock options in the Issuer held by such Person and (y) on or after the Combination Closing Date, to any employee, officer, director or member of management of the Acquiror and its Subsidiaries, the proceeds of which are used to satisfy tax liabilities of such employee, officer, director or member of management incurred in connection with the exercise of stock options in the Issuer held by such Person; provided that the aggregate amount of all loans and advances made pursuant to this clause (k) does not exceed (x) prior to the Combination Closing Date, $150,000 or (y) on and after the Combination Closing Date, $2,500,000, in each case, at any time outstanding; (l) after the Combination Closing Date, loans and advances to officers, directors, managers, and employees for business related travel expenses, moving expenses, and other similar expenses, in each case incurred in the ordinary course of business; provided that the aggregate amount of all loans and advances made pursuant to this clause (l) does not exceed (x) prior to the Combination Closing Date, $150,000 or (y) on and after the Combination Closing Date, $2,500,000, in each case, at any time outstanding; (m) after the Combination Closing Date, Permitted Acquisitions; (n)[reserved]; (o)Investments in Tyvak International S.R.L. in an aggregate amount not to exceed $3,000,000; (p)[reserved]; 78 US-DOCS\127429400.24

(q) after the Combination Closing Date, any Investment received in connection with any Disposition pursuant to Section 8.05; (r) after the Combination Closing Date, Investments the payment for which consists of Equity Interests of the Acquiror (other than Disqualified Equity Interests); (s) after the Combination Closing Date, Investments (including debt obligations and Equity Interests) received in the ordinary course of business in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, suppliers and customers arising out of the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; and (t) after the Combination Closing Date, to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property, in each case in the ordinary course of business. 8.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a)Indebtedness under the Note Documents; (b)Indebtedness of the Issuer and its Subsidiaries existing on the date hereof and described on Schedule 8.03 and renewals, refinancings and extensions thereof; provided that (x) no such Indebtedness shall be refinanced or renewed for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing except by an amount equal to unpaid accrued interest and premium thereon and fees, commissions and expenses (including upfront fees and original issue discount) reasonably incurred, in connection with such refinancing and (y) no such renewed, refinanced or extended Indebtedness shall have a scheduled maturity date earlier than the date that is 180 days after the Maturity Date; (c) intercompany Indebtedness permitted under Section 8.02 (other than by reference to this Section 8.03 (or any sub-clause hereof)); (d) obligations (contingent or otherwise) of the Issuer or any Subsidiary existing or arising under any Swap Contract, provided, that, (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (e) purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Issuer or any of its Subsidiaries to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof, provided, that, (i) no Default or Event of Default has occurred and is continuing both immediately prior to and after giving effect thereto, (ii) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of (x) prior to the Combination Closing Date, $10,000,000 or (y) on and after the Combination Closing Date, $25,000,000, in each case, at any one time outstanding, (iii) such Indebtedness when 79 US-DOCS\127429400.24 incurred shall not exceed the purchase price of the asset(s) financed, (iv) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing except by an amount equal to unpaid accrued interest and premium thereon plus other amounts owing or paid related to such Indebtedness, and fees, commissions and expenses (including upfront fees and original issue discount) reasonably incurred, in connection with such refinancing and (v) any such Indebtedness that is refinanced, renewed or extended shall not have a scheduled maturity date earlier than the date that is 180 days after the Maturity Date; (f) other unsecured Indebtedness hereafter incurred by the Issuer or any of its Subsidiaries in an aggregate amount not to exceed (x) prior to the Combination Closing Date, $5,000,000 or (y) on and after the Combination Closing Date, $10,000,000, in each case, at any one time outstanding; provided, that (i) the aggregate amount of unsecured Indebtedness incurred by Subsidiaries that are not Note Parties under this clause (f) shall not exceed (x) prior to the Combination Closing Date, $1,000,000 or (y) on and after the Combination Closing Date, $3,000,000 and (ii) prior to the Combination Closing Date, unsecured Indebtedness incurred by the Issuer or another Note Party under this clause (f) shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance reasonably satisfactory to the Agent; provided, further that the Issuer and the Note Parties may incur unsecured Indebtedness pursuant to this clause (f) without subordinating such Indebtedness to the Obligations so long as the aggregate principal amount of such unsecured Indebtedness not subject to a subordination agreement does not exceed $2,000,000; (g) so long as an Enhanced Protection Event has not occurred, Indebtedness of the Issuer or another Note Party in the form of one or more revolving credit or other working capital facilities with a maximum credit line of no more than (x) prior to the Combination Closing Date, $5,000,000 or (y) on and after the Combination Closing Date, in an aggregate amount not to exceed, together with the aggregate amount incurred pursuant to Section 8.03(l), $25,000,000, in each case, in the aggregate (each, a “Working Capital Facility”); provided, that (i) no Subsidiary shall Guarantee, or provide a Lien to secure, the obligations under any such Working Capital Facility if such Subsidiary is not a Guarantor (and does not pledge its assets in support thereof) in accordance with the terms of the Note Documents and (ii) no Default or Event of Default shall exist at the time the definitive credit, loan or similar agreement in respect of such Working Capital Facility is executed and delivered; (h)Indebtedness under the Lockheed Martin Note Documents; provided that (i) such Indebtedness is subject to the Intercreditor Agreement and (ii) immediately prior to the Closing Date, the aggregate outstanding principal balance of such Indebtedness (other than any interest paid-in-kind in accordance with the NPA as in effect on the date hereof) does not exceed $86,859,108 and on and after the Combination Closing Date, the aggregate outstanding principal balance of such Indebtedness (other than any interest paid-in-kind in accordance with the NPA as in effect on the Combination Closing Date) does not exceed the sum of $25,000,000 plus up to an additional $25,000,000 subject to the shareholder redemption schedule set forth on Schedule 5.02. (i) after the Combination Closing Date, Indebtedness incurred by any Note Party or any Subsidiary created or issued in the ordinary course of business (including obligations with respect to letters of credit, bank guarantees, surety bonds, performance bonds or similar instruments) in respect of workers’ compensation claims (or in respect of reimbursement type obligations regarding workers’ compensation claims), performance or surety bonds, health, disability or other employee benefits or property (including unemployment insurance and premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other benefits, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement or indemnification type 80 US-DOCS\127429400.24 obligations regarding workers’ compensation claims, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance; (j) after the Combination Closing Date,Indebtedness of any Note Party or any Subsidiary assumed or acquired in connection with any Permitted Acquisition; provided that (i) the amount of such Indebtedness shall be included in the calculation of the Permitted Acquisition Cap, (ii) such Indebtedness exists at the time such Permitted Acquisition is consummated and is not created or incurred in connection therewith or in contemplation thereof, (iii) no Note Party (other than such Person so acquired in such Permitted Acquisition or any other Person that such Person merges with or that acquires the assets of such Person in connection with such Permitted Acquisition) shall have any liability or other obligation with respect to such Indebtedness and (iv) if such Indebtedness is secured, no Lien thereon shall extend to or cover any other assets other than the assets acquired in such Permitted Acquisition (other than the proceeds or products thereof, accessions or additions thereto and improvements thereon) or attach to any other property of any Note Party. (k) after the Combination Closing Date, obligations in respect of tenders, statutory obligations (including health, safety and environmental obligations), bids, governmental contracts, trade contracts, surety, indemnity, stay, customs, judgment, appeal, performance, completion and/or return of money bonds or guaranties or other similar obligations incurred in the ordinary course of business, or obligations in respect of letters of credit, bank guarantees, surety bonds or similar instruments related thereto; (l) after the Combination Closing Date, Indebtedness of any Note Party or any Subsidiary in respect of any letter of credit or letter of credit facility in an aggregate amount not to exceed, together with the aggregate amount incurred pursuant to Section 8.03(g), $25,000,000; (m) after the Combination Closing Date, Indebtedness in respect of the Staton Payment Obligations; (n) after the Combination Closing Date, Indebtedness representing deferred compensation or similar arrangements made in the ordinary course of business to any future, present or former employees, directors, officers, managers, members, partners, independent contractors or consultants of the any Note Party or any Subsidiary; (o) after the Combination Closing Date, endorsement of instruments or other payment items for collection or deposit in the ordinary course of business and Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; and (p) after the Combination Closing Date, Indebtedness of a Note Party or any Subsidiary owing to any insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business. 8.04 Fundamental Changes. Merge, dissolve, divide, liquidate, consolidate, with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, or consummate a Change of Control (other than the Merger); provided, that, notwithstanding the foregoing provisions of this Section 8.04 but subject to the terms of Sections 7.12 and 7.14, (a) the Issuer may merge or consolidate with any of its direct Subsidiaries, provided that the Issuer shall be the continuing or surviving entity, (b) any Note Party (other 81 US-DOCS\127429400.24 than the Issuer) may merge or consolidate with any other Note Party or any other Person who becomes a Note Party as a result of such merger or consolidation, (c) any Subsidiary that is not a Note Party may be merged or consolidated with or into any Note Party, provided that such Note Party shall be the continuing or surviving entity, (d) any Subsidiary that is not a Note Party may be merged or consolidated with or into any other direct Subsidiary of it that is not a Note Party or any other Person in order to effect an Investment permitted pursuant to Section 8.02, (e) any Subsidiary that is not a Note Party may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up could not reasonably be expected to have a Material Adverse Effect and all of its assets and business are transferred to a Note Party prior to or concurrently with such dissolution, liquidation or winding up; and (f) so long as no Default or Event of Default exists or would result therefrom, after the Combination Closing Date, any Note Party or Subsidiary may effect a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 8.05 provided, that, in the case of (a) through (d) above, the merging parties are organized in the same jurisdiction (it being understood that for this purpose, States of the United States shall be deemed to be the same jurisdiction as each other). 8.05 Dispositions. Make any Disposition, unless (a) the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (b) no Default or Event of Default shall have occurred and be continuing both immediately prior to and after giving effect to such Disposition, (c) such transaction does not involve the sale or other disposition of any Equity Interests in any Subsidiary, (d) the Issuer shall use the Net Cash Proceeds of such Disposition to prepay the Notes to the extent required by Section 2.07(b) and (e) the aggregate fair market value of all of the assets sold or otherwise disposed of in such Disposition together with the aggregate fair market value of all assets sold or otherwise disposed of by the Note Parties and their Subsidiaries in all such transactions occurring during the term of this Agreement does not exceed (x) prior to the Combination Closing Date, $1,000,000 or (y) on and after the Combination Closing Date, $2,000,000; provided that after the Combination Closing Date, the Note Parties and their Subsidiaries may make Dispositions of property in an amount not to exceed $25,000,000 in the aggregate so long as (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when, after giving effect to such Disposition, no Default or Event of Default has occurred and is continuing), no Default or Event of Default shall have occurred and is continuing or would result from such Disposition, and (ii) with respect to any Disposition (or series of related Dispositions), the Note Party or relevant Subsidiary shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents and the consideration shall be not less than the fair market value of the property disposed of (in each case, free and clear of all Liens at the time received, other than Liens permitted by Section 7.01). 8.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) each Subsidiary may make Restricted Payments to any Note Party; (b) any Subsidiary that is not a Wholly-Owned Subsidiary may declare and make dividend payments or other distributions to each owner of its Equity Interests pro rata based on their relative ownership interests of the relevant class of Equity Interests of such Subsidiary; 82 US-DOCS\127429400.24

(c) each Note Party and each of their Subsidiaries may declare and make dividend payments or other distributions payable solely in the Qualified Capital Stock of such Person; (d) after the Combination Closing Date, the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration thereof or the giving of such irrevocable notice, as applicable, if at the date of declaration or the giving of such notice such payment would have been permitted by another clause of this Section 8.06 and complied with the provisions of this Agreement; (e)(i) prior to the Combination Closing Date, the Issuer or, on and after the Combination Closing Date, the Acquiror may make cashless repurchases of its Equity Interests deemed to occur upon exercise of stock options or warrants of such Equity Interests to represent a portion of the exercise price of such options or warrants and (ii) to the extent constituting a Restricted Payment, prior to the Combination Closing Date, the Issuer or, on and after the Combination Closing Date, the Acquiror may acquire (or withhold) its Equity Interests pursuant to any employee stock option or similar plan in satisfaction of withholding or similar taxes payable by any present or former officer, employee, director or member of management and the Issuer or the Acquiror, as the case may be, may make deemed repurchases in connection with the exercise of stock options; and (f) prior to the Combination Closing Date, the Issuer or, on and after the Combination Closing Date, the Acquiror may pay for the repurchase, retirement or other acquisition or retirement for value of its Equity Interests from any future, present or former employee, officer, director, manager, member, partner, independent contractor or consultant (or their respective Affiliates or immediate family members) of the Issuer or Acquiror, as applicable, or any of their respective Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or pursuant to any Plan, including any employee or director equity plan, employee, manager, officer, member partner, independent contractor or director stock option plan or any other employee, manager, officer, member, partner, independent contractor or director benefit plan, or any agreement (including any stock subscription or shareholder agreement) with any employee, manager, director, officer, member, partner, independent contractor or consultant of the Issuer or Acquiror or any of their respective Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) shall not exceed (x) prior to the Combination Closing Date, $1,000,000 in any calendar year or (y) on and after the Combination Closing Date, $2,000,000 in any calendar year (provided that the amount of Restricted Payments permitted to be, but not, paid in any calendar year pursuant to this clause (f) after the Combination Closing Date shall increase the amount of Restricted Payments permitted to be paid in any succeeding fiscal years pursuant to this clause (f)); provided, further that no Default or Event of Default shall exist at the time of such payment; (g) after the Combination Closing Date, the repurchase, redemption or other acquisition for value of Equity Interests of the Acquiror in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Acquiror, or in connection with the exercise of warrants, options or other securities that are convertible or exchangeable, or in connection with the conversion of any convertible Indebtedness, in each case, in a manner otherwise permitted under this Agreement; (h) after the Combination Closing Date, additional Restricted Payments in an amount not to exceed, together with the aggregate amount of Junior Debt Restricted Payments made pursuant to clause (c) of Section 8.11, $5,000,000; and 83 US-DOCS\127429400.24

(i) after the Combination Closing Date, provided that (i) no Event of Default shall exist at the time of such Restricted Payment or would result therefrom and (ii) the Staton Cash Payment Obligations are subordinated to all Obligations pursuant to a subordination agreement in form and substance reasonably satisfactory to the Purchasers, the Staton Payment Obligations, in an amount equal to $30,000,000 to be paid in sixteen quarterly installments, in which the first four quarterly installments of $1,875,000 during the first twelve months following the Combination Closing Date shall be paid in cash and the remaining quarterly installments thereafter shall be paid, at the Acquiror’s election, (x) in the common stock of the Acquiror or (y) in cash. 8.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Issuer and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto, or change the location of its manufacturing facilities. 8.08 Transactions with Affiliates and Insiders. Enter into or permit to exist any transaction or series of transactions, with any officer, director or Affiliate of a Note Party or a Subsidiary other than (a) advances of working capital to any Note Party, (b) transfers of cash and assets to any Note Party, (c) intercompany transactions expressly permitted by Section 8.02,Section 8.03,Section 8.04,Section 8.05 or Section 8.06 (in each case, other than by reference to this Section 8.08 (or any sub-clause hereof)), (d) normal and reasonable compensation, benefits and reimbursement of expenses of officers and directors in the ordinary course of business and (e) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate. 8.09 Burdensome Agreements. Enter into, or permit to exist, any Contractual Obligation that (a) encumbers or restricts the ability of any such Person to (i) make Restricted Payments to any Note Party or Subsidiary, (ii) pay any Indebtedness or other obligations owed to any Note Party or Subsidiary, (iii) make loans or advances to any Note Party or Subsidiary, (iv) transfer any of its property to any Note Party or Subsidiary, (v) pledge its property pursuant to the Note Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) act as a Note Party pursuant to the Note Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i) through (v) above) for (1) this Agreement and the other Note Documents, (2) the Lockheed Martin Note Documents; provided, that the restrictions set forth therein are no more restrictive to the Note Parties than the restrictions set forth in the Note Documents, (3) so long as an Enhanced Protection Event has not occurred, any Working Capital Facility and related documents; provided, that the restrictions set forth therein, taken as a whole, are no more restrictive to the Note Parties than the restrictions set forth in the Note Documents (other than any restrictions unique to a Working Capital Facility or revolving facility), (4) any document or instrument governing Indebtedness incurred pursuant to Sections 8.03(e), provided, that, any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (5) customary provisions restricting assignment of any agreement entered into by the Issuer or any Subsidiary in the ordinary course of business, or (6) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.05 pending the consummation of such sale or (b) requires the grant of any security for any obligation if such property is given as security for the Obligations other than the 84 US-DOCS\127429400.24

Lockheed Martin Note Documents, any Working Capital Facility (in the case of any Working Capital Facility, so long as an Enhanced Protection Event has not occurred). 8.10 Use of Proceeds. Use the proceeds of any Note, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 8.11 Prepayment of Other Indebtedness. Make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or voluntary or optional redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Note Party or any Subsidiary (each of the foregoing, a “Junior Debt Restricted Payment”), other than (a) Indebtedness arising under the Note Documents, (b) Indebtedness arising under the Lockheed Martin Note Documents (x) so long as the Notes are concurrently prepaid (i) if an Enhanced Protection Event has occurred, in full and (ii) if an Enhanced Protection Event has not occurred, on a pro rata basis (as determined in accordance with Section 2.12 of the Intercreditor Agreement) or (y) on the Combination Closing Date (other than the Rollover Notes unless such Senior Secured Note Debt Rollover (as defined in the Acquisition Agreement) is effectuated through a Debt Exchange (as defined in the Acquisition Agreement)), (c) Indebtedness permitted by Section 8.03(e) (solely to the extent made with the proceeds of additional issuances of Indebtedness permitted under Section 8.03(e)), (d) other Indebtedness (other than Indebtedness arising under the Lockheed Martin Note Documents) so long as the aggregate principal amount of Junior Debt Restricted Payments pursuant to this clause (d) does not exceed (x) prior to the Combination Closing Date, $500,000 in the aggregate and (y) on and after the Combination Closing Date, $5,000,000 in the aggregate together with Restricted Payments made pursuant to Section 8.06(h), (e) provided that no Default or Event of Default shall exist at the time of such payment, Indebtedness with respect to Working Capital Facilities or (f) after the Combination Closing Date, provided that (i) no Event of Default shall exist at the time of such payment or would result therefrom and (ii) the Staton Cash Payment Obligations shall be subordinated to all Obligations pursuant to a subordination agreement in form and substance reasonably satisfactory to the Purchasers, payment by the Acquiror of its obligations (the “Staton Payment Obligations” and any such obligations payable in cash, the “Staton Cash Payment Obligations”) to Staton in connection with any PIPE investment made by such entities as set forth in the applicable Subscription Agreement (as in effect on the Closing Date and without giving effect to any amendments or modifications thereto in any manner adverse to the interests of the Purchasers) between the Acquiror and Staton, in an amount equal to $30,000,000 to be paid in sixteen quarterly installments, in which the first four quarterly installments of $1,875,000 during the first twelve months following the Combination Closing Date shall be paid in cash and the remaining quarterly installments thereafter shall be paid, at the Acquiror’s election, (x) in the common stock of the Acquiror or (y) in cash. 8.12 Organization Documents; Fiscal Year; Legal Name, Jurisdiction of Formation and Form of Entity; Certain Amendments. (a)Amend, modify or change its Organization Documents in a manner materially adverse to the Purchasers. 85 US-DOCS\127429400.24

(b)Change its fiscal year. (c)Without providing ten (10) days prior written notice to the Agent and the Purchasers, in the case of any Note Party change its name, jurisdiction of organization or form of organization. (d)(x) Prior to the Combination Closing Date, amend, supplement, waive or otherwise modify (or permit the amendment, supplement, waiver or modification), or enter into any forbearance from exercising any rights with respect to, (i) any Material Contract if such amendment, supplement, waiver, modification or forbearance could, individually or in the aggregate, reasonably be expected to result in (A) a loss of more than 10% of the consolidated revenue of the Note Parties and their Subsidiaries on a consolidated basis (as measured against the consolidated revenue of the Note Parties and their Subsidiaries reflected in the most recently delivered financial statements delivered pursuant to Sections 5.01(c) or 7.01 or (B) liability to the Note Parties or any Subsidiary in excess of $5,000,000, (ii) any agreement entered into in connection with a Working Capital Facility unless such amendment, supplement, waiver, modification or forbearance is not prohibited by the WC Intercreditor Agreement or (iii) any other document or other agreement evidencing Indebtedness permitted under Section 8.03(f) unless such amendment, supplement, waiver or modification is not prohibited by the applicable subordination agreement, if any or (y) on or after the Combination Closing Date, amend, supplement, waive or otherwise modify (or permit the amendment, supplement, waiver or modification), or enter into any forbearance from exercising any rights with respect to, (i) any Material Contract in a manner that would be reasonably expected to cause a material change to the validity, enforceability or perfection of the Purchasers’ security interest in such Material Contract or would otherwise be reasonably likely to have a Material Adverse Effect, (ii) any agreement entered into in connection with a Working Capital Facility unless such amendment, supplement, waiver, modification or forbearance is not prohibited by the WC Intercreditor Agreement or (iii) any other document or other agreement evidencing Indebtedness permitted under Section 8.03(f) unless such amendment, supplement, waiver or modification is not prohibited by the applicable subordination agreement, if any. (e)Amend, modify or change any term or condition of the Lockheed Martin Note Documents in any manner materially adverse to the interests of the Purchasers. 8.13 Ownership of Subsidiaries. Notwithstanding any other provisions of this Agreement to the contrary (a) permit any Person (other than any Note Party or any Wholly-Owned Subsidiary of the Issuer) to own any Equity Interests of any Subsidiary of any Note Party, except (i) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Equity Interests of Non-U.S. Subsidiaries and (ii) Subsidiaries that are not Wholly-Owned Subsidiaries formed or acquired pursuant to Section 8.03(g), (b) permit any Note Party or any Subsidiary to issue or have outstanding any shares of Disqualified Capital Stock, or (c) create, incur, assume or suffer to exist any Lien (other than Liens permitted under Section 8.01(a) and (r)) on any Equity Interests of any Subsidiary of any Note Party. 8.14 Sale Leasebacks. Enter into any Sale and Leaseback Transaction. 8.15 Sanctions; Anti-Corruption Laws. (a)Directly or indirectly, use the proceeds of any Note, or lend, contribute or otherwise make available such proceeds of any Note to any Person, to fund any activities of or business 86 US-DOCS\127429400.24 with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transactions hereunder, whether as a Purchaser, Agent or otherwise) of Sanctions. (b)Directly or indirectly, use the proceeds of any Note for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions. 8.16 Limitations on Activities of Acquiror. On and after the Combination Closing Date, in the case of the Acquiror, notwithstanding anything contrary to this Agreement or any other Note Document: (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations or own any assets other than (i) its ownership of the Equity Interests of the Issuer and its Subsidiaries and activities incidental thereto and Investments by or in the Acquiror permitted hereunder and activities incidental thereto, (ii) activities incidental to the maintenance of its existence and compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its employees, (iii) activities relating to the performance of obligations under the Note Documents, the Lockheed Martin Note Documents and any Working Capital Facility, (iv) the making of Restricted Payments permitted to be made by Acquiror pursuant to Section 8.06, (v) the receipt of Restricted Payments permitted to be made to Acquiror under Section 8.06, (vi) the holding of any cash and Cash Equivalents, (vii) the entry into and the exercising of its rights and performing of its obligations with respect to contracts and other arrangements with officers, managers, directors, employees, consultants and independent contractors (including the providing of indemnification to such Persons), (viii) any public offering of its common equity or any other issuance or sale of its Equity Interests, (ix) transactions with the Issuer or any Subsidiary to the extent expressly permitted under this Article VIII,(x) activities related to the Transactions and in connection with the Acquisition Agreement, the Subscription Agreements and other documents related thereto to which it is a party and (xi) any activities incidental or reasonably related to the foregoing. (b)Incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) the Obligations, (ii) Guarantees in respect of the Obligations and other Indebtedness permitted by Section 8.03, (iii) obligations with respect to its Equity Interests, (iv) non-consensual obligations imposed by operation of law and (v) liabilities or obligations with respect to any expenses incurred in connection with activities permitted under Section 8.16(a). 8.17 Financial Covenant. The Issuer shall not permit the aggregate amount of unrestricted cash and Cash Equivalents of (x) the Note Parties that is subject to a Deposit Account Control Agreement and (y) Subsidiaries that are not Note Parties (commencing with the first fiscal quarter ending after the Combination Closing Date) to be less than, as of the last date of each fiscal quarter, the greater of (a) $20,000,000 and (b) an amount equal to 15% of the total Funded Indebtedness of the Note Parties and their Subsidiaries; provided that the amount of unrestricted cash and Cash Equivalents taken into account for purposes of clause (y) shall not exceed $5,000,000. ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default. Any of the following shall constitute an “Event of Default”: 87 US-DOCS\127429400.24

(a)Non-Payment. The Issuer or any other Note Party fails to pay (i) any principal of any Note when and as required to be paid herein, whether at the due date thereof or at a fixed date for payment thereof or by acceleration thereof or otherwise or (ii) any interest on any Note or any other amount payable hereunder or under any other Note Document (other than an amount referred to in clause (i)) within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or (b)Specific Covenants. Any Note Party fails to perform or observe any term, covenant or agreement contained in (x) prior to the Combination Closing Date, any of Section 7.01, 7.02, 7.03, 7.05, 7.07, 7.10, 7.11, 7.12, 7.14, 7.16, 7.19, 7.20 or 7.21 or Article VIII; and (y) on or after the Combination Closing Date,Sections 7.01, 7.02, 7.03, 7.05(a) (with respect to the Issuer), 7.10, 7.11, 7.12, 7.19, 7.20, 7.21 or Article VIII; or (c)Other Defaults. Any Note Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Note Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier to occur of (i) any Note Party becomes aware of such failure or (ii) written notice thereof shall have been given to any Note Party by the Agent or any Purchaser; or (d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Issuer or any other Note Party herein, in any other Note Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) when made or deemed made; or (e)Cross-Default. (i) Any Note Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder, under the NPA and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Issuer or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Issuer or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Note Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f)Insolvency Proceedings, Etc. Any Note Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; 88 US-DOCS\127429400.24 or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and either (x) the propriety of such proceeding is not timely contested by such Person or (y) such proceeding continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g)Inability to Pay Debts; Attachment. (i) Any Note Party or any of its Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or (h)Judgments. There is entered against any Note Party or any Subsidiary one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order or (B) there is a period of (x) prior to the Combination Closing Date, thirty (30) consecutive days and (y) on or after the Combination Closing Date, forty-five (45) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i)ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Note Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Issuer or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j)Invalidity of Note Documents or Equity Issuance Documents. Any Note Document or Equity Issuance Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, ceases to be in full force and effect; or any Note Party or any other Person contests in any manner the validity or enforceability of any Note Document or Equity Issuance Document; or any Note Party denies that it has any or further liability or obligation under any Note Document or Equity Issuance Document, or purports to revoke, terminate or rescind any Note Document or Equity Issuance Document; or any Guarantee of the Obligations ceases to be enforceable against any Guarantor; or (k)Invalidity of Liens. Any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Note Party not to be, a valid and perfected first priority Lien on any portion of the Collateral, except as a result of the sale or other disposition of the applicable Collateral to a Person that is not a Note Party in a transaction permitted under the Note Documents; or (l)Change of Control. There occurs any Change of Control; or 89 US-DOCS\127429400.24

(m)Intercreditor Agreement. At any time after the execution and delivery thereof, the Intercreditor Agreement shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared null and void; or (n)Invalidity of Subordination Provisions. Any subordination provision in any document or instrument governing Indebtedness that is purported to be subordinated to the Obligations or any subordination provision in any subordination agreement that relates to any Indebtedness that is to be subordinated to the Obligations, or any subordination provision in any guaranty by any Note Party of any such Indebtedness, shall cease to be in full force and effect, or any Person (including any holder of any such Indebtedness) shall contest in any manner the validity, binding nature or enforceability of any such provision; or (o)Injunction. Any court order enjoins, restrains, or prevents any Note Party from conducting any material part of its business; or (p)Strategic Cooperation Agreement. Unless otherwise consented to by the Required Purchasers, the Strategic Cooperation Agreement is terminated other than by the Issuer due to an uncured breach by Lockheed Martin; or (q)Liquidation; Dissolution. The Board of Directors or holders of Equity Interests of (x) prior to the Combination Closing Date, the Issuer and (y) after the Combination Closing Date, the Acquiror or any Subsidiaries of the foregoing that own assets with a value in excess of the Threshold Amount adopt a resolution for the liquidation, dissolution or winding up of such Subsidiary or (x) prior to the Combination Closing Date, the Issuer and (y) after the Combination Closing Date, the Acquiror; or (r)NPA Default. Any “Event of Default” under and as defined in the NPA shall occur. 9.02 Remedies Upon Event of Default. Subject to the Intercreditor Agreement, if any Event of Default occurs and is continuing, the Required Purchasers (or following the Non-Controlling Collateral Agent Enforcement Date (as defined in the Intercreditor Agreement), the Non-Controlling Collateral Agent (as defined in the Intercreditor Agreement)) may take any or all of the following actions: (a) declare the unpaid principal amount of all outstanding Notes, all interest accrued and unpaid thereon, prepayment and repayment premiums thereto (if any) and all other amounts owing or payable hereunder or under any other Note Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Note Parties; and (b) exercise, or instruct the Agent to exercise (and the Agent shall exercise upon such instruction), all rights and remedies available to the Agent or the Purchasers under the Note Documents and applicable Law; provided, however, that upon the occurrence of an Event of Default under Section 9.01(f) or (g), the unpaid principal amount of all outstanding Notes and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Agent or any Purchaser; provided, further, that any exercise of rights and remedies under Deposit Account Control Agreements requires the consent of the Required Purchasers. 90 US-DOCS\127429400.24

Upon the acceleration (including automatic acceleration triggered by any insolvency proceeding pursuant to Section 9.01(f)), all outstanding Notes, accrued and unpaid interest and the other Obligations become immediately due and payable. If the Obligations are accelerated for any reason, the PIK Interest paid on the Notes on or prior to the date of such acceleration shall be deemed earned in full and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Purchaser’s lost profits as a result thereof. In the event that the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means, the PIK Interest paid on the Notes on or prior to the date of such satisfaction or release shall also be earned in full. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ISSUER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PIK INTEREST IN CONNECTION WITH ANY SUCH ACCELERATION. The Issuer expressly agrees that (i) the PIK Interest on the Notes is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (ii) the PIK Interest on the Notes shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Purchasers and the Issuer giving specific consideration in this transaction for such agreement to pay the PIK Interest on the Notes, and (iv) the Issuer shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Issuer expressly acknowledge that their agreement to pay the PIK Interest on the Notes is a material inducement to the Purchasers to purchase the Notes hereunder. 9.03 Application of Funds. After the exercise of remedies provided for in Section 9.02 (or after the Notes have automatically become immediately due and payable as set forth in the proviso to Section 9.02), subject to the terms of the Intercreditor Agreement, any amounts received by any Purchaser or the Agent on account of the Obligations shall be applied in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel, and costs and expenses incurred in connection with any enforcement or realization of the Collateral) payable to the Agent in its capacity as Agent under the Note Documents; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest and any applicable Make-Whole Premium) payable to the Purchasers arising under the Note Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Notes, ratably among the Purchasers in proportion to the respective amounts described in this clause Third held by them; Fourth, to payment of that portion of the Obligations constituting accrued and unpaid principal of the Notes, ratably among the Purchasers in proportion to the respective amounts described in this clause Fourth held by them; 91 US-DOCS\127429400.24

Fifth, to payment of that portion of the Obligations constituting the Make-Whole Premium, if any, ratably among the Purchasers in proportion to the respective amounts described in this clause Fifth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Issuer or as otherwise required by Law. ARTICLE X [RESERVED] ARTICLE XI AGENT 11.01 Appointment and Authority. (a)Each of the Purchasers hereby irrevocably appoints Wilmington Savings Fund Society, FSB to act on its behalf as the Agent hereunder and under the other Note Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, and to act as the agent of such Purchaser for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Note Parties to secure any of the Obligations, together with such powers and discretion as are incidental thereto. The provisions of this Article are solely for the benefit of the Agent and the Purchasers, and neither the Issuer nor any other Note Party shall have rights as a third-party beneficiary of any of such provisions (other than as expressly provided herein). It is understood and agreed that the use of the term “agent” herein or in any other Note Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b)The Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Agent pursuant to Section 11.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder shall be entitled to the benefits of all provisions of this Article XI and Article XII, as though such co-agents, sub-agents and attorneys-in-fact were the “agent” under the Note Documents as if set forth in full herein with respect thereto. (c)Each Purchaser hereby acknowledges that it has received and reviewed the Collateral Documents and the Intercreditor Agreement and agrees to be bound by the terms thereof. The Agent is hereby authorized to enter into the Collateral Documents and the Intercreditor Agreement and each Purchaser agrees to be bound by the terms thereof and directs the Agent to enter into such Intercreditor Agreement on behalf of such Purchaser. (d)[Reserved]. (e)The Agent is hereby authorized to enter into any WC Intercreditor Agreement or subordination agreement contemplated by Section 8.03(f), in each case, consistent with the terms of this Agreement, and each Purchaser agrees to be bound by the terms thereof and directs the Agent to enter 92 US-DOCS\127429400.24 into such WC Intercreditor Agreement on behalf of such Purchaser in connection with a Working Capital Facility or such subordination agreement on behalf of such Purchaser and agrees that the Agent may take such actions on its behalf as is contemplated by the terms of such WC Intercreditor Agreement or such subordination agreement. In addition, each Purchaser, the Agent acknowledge and agree that (a) the exercise of any rights and remedies of the Agent and the Purchasers hereunder and under the other Note Documents as a secured creditor solely in respect of any Working Capital Priority Collateral shall be subject to such WC Intercreditor Agreement and (b) in the event of any conflict between the provisions of such WC Intercreditor Agreement and the provisions of this Agreement or the other Note Documents, the provisions of such WC Intercreditor Agreement shall govern. (f)To the extent a decision or action requires the consent of the Required Purchasers, the Agent shall only act (or refrain from acting) at the direction of the Required Purchasers. Notwithstanding the foregoing, the Agent may exercise any discretionary rights and powers expressly contemplated hereby or by the other Note Documents or otherwise delegated to the Agent under any Note Document at the direction of the Required Purchasers and without the consent of any other Purchaser. 11.02 [Reserved]. 11.03 Exculpatory Provisions. The Agent (and any sub-agent thereof) shall not have any duties or obligations except those expressly set forth herein and in the other Note Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent (and any sub-agent thereof): (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Note Documents that the Agent is required to exercise as directed in writing by the Required Purchasers (or such other number or percentage of the Purchasers as shall be expressly provided for herein or in the other Note Documents); provided, that, the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Note Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Note Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Note Party or any of its Affiliates or any Collateral that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Purchasers (or such other number or percentage of the Purchasers as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided herein or under the other Note Documents) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Agent by the Issuer or a Purchaser. 93 US-DOCS\127429400.24

The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Note Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Note Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Note Documents, (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent, (vi) the financial condition or business affairs of the Issuer or any other Note Party, or (vii) the use of the proceeds of the Notes. The Agent shall not be responsible for or have any duty to (i) inspect the properties, books or records of the Issuer or any other Note Party or any of their respective Affiliates, (ii) file any financing statements or any continuation and/or amendment of any financing statements, in each case to perfect or continue the perfection of the Liens in the Collateral, or (iii) make any disclosures with respect to the foregoing or otherwise relating to the Issuer or any other Note Party unless expressly required herein. 11.04 Reliance by the Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the purchase of any Note, that by its terms must be fulfilled to the satisfaction of a Purchaser, the Agent may presume that such condition is satisfactory to such Purchaser unless the Agent shall have received notice to the contrary from such Purchaser prior to the purchase of such Note. The Agent may consult with legal counsel (who may be counsel for the Note Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Agent may request (i) instructions from the Required Purchasers (or such greater percentage of holders of the Notes required) prior to taking any action or entering into any amendment, modification or supplement, making any determination, making any calculation, sending any notice, revoking any notice, making a selection, request, election or appointment (including failing to make a selection, request, election or appointment), exercising any voting rights or powers (including failing to exercise any voting rights or powers), exercising any rights or remedies (and all actions incidental or related thereto), releasing, subordinating and/or terminating any Lien, exercising any powers as the attorney-in-fact for the Issuer or any other Note Party, providing any consent, approval, instruction or direction (including failing to provide any consent, approval, instruction or direction) or making (or failing to make) any filing or recording in connection with this Agreement or any of the other Note Documents, and may refrain (and shall incur no liability from so refraining) from taking or omitting to take any act or making any such determination, calculation, selection request, exercising such voting rights or powers or providing such notice, approval or consent or entering into any amendments, modification or supplements until it receives such instruction (or calculation, as applicable) from the Required Purchasers (or such number or percentage of the holders of the Notes as shall be necessary under the circumstances as provided for herein or in the other Note Documents) and (ii) such indemnity from the holders of the Notes, in each case, as it reasonably deems appropriate (and until such instructions and indemnity, as applicable, are received, the Agent shall act, or refrain from acting, as it 94 US-DOCS\127429400.24 deems advisable in its sole discretion) and the Agent shall not incur liability to any holder of the Notes, the Issuer or any other Note Party by reason of so refraining. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Note Documents in accordance with a written instruction of the Required Purchasers (or, if so specified by this Agreement, all of the holders of the Notes), and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the holders of the Notes and all future holders of the Notes. 11.05 Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Note Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 11.06 Resignation or Removal of the Agent. The Agent may resign (or be removed by the Required Purchasers) as Agent at any time by giving thirty (30) days advance notice thereof to the Purchasers and the Issuer and, thereafter, the retiring or removed Agent shall be discharged from its duties and obligations hereunder. Upon any such resignation or removal, the Required Purchasers shall have the right, subject to the approval of the Issuer (so long as no Event of Default has occurred and is continuing; such approval not to be unreasonably withheld), to appoint a successor Agent (other than a Disqualified Institution). If no successor Agent shall have been so appointed by the Required Purchasers, been approved (so long as no Event of Default has occurred and is continuing) by the Issuer or have accepted such appointment within thirty (30) days after the Agent’s giving of notice of resignation or the Required Purchasers’ giving of notice of removal, as applicable, then the Agent may, on behalf of the Purchasers, appoint a successor Agent reasonably acceptable to the Issuer (so long as no Default or Event of Default has occurred and is continuing) (in each case, other than a Disqualified Institution). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Agent. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Section 11.06 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. If no successor has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation or the Required Purchasers’ giving of notice of removal, as applicable, the retiring Agent’s resignation or removal shall nevertheless thereupon become effective and the Required Purchasers shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Purchasers appoint a successor agent as provided for above. In the event that a new Agent is appointed and such Agent is not an Affiliate of the holders of a majority in interest of the Notes, then the Issuer shall agree to pay to such Agent the fees and expenses (such fees to be payable annually in advance) that such Agent may reasonably request in connection with its appointment and service. 11.07 Non-Reliance on the Agent and Other Purchasers. Each Purchaser acknowledges that it has, independently and without reliance upon the Agent or any other Purchaser or any of their Related Parties and based on such documents and information as it 95 US-DOCS\127429400.24 has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Purchaser also acknowledges that it will, independently and without reliance upon the Agent or any other Purchaser or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Note Document or any related agreement or any document furnished hereunder or thereunder. 11.08 Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Note Party, the Agent (irrespective of whether the principal of any Note shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Issuer) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Notes and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Purchasers and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Purchasers and the Agent and their respective agents and counsel and all other amounts due the Purchasers and the Agent under Section 12.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Purchaser to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Purchasers, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Section 12.04. Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Purchaser any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Purchaser or to authorize the Agent to vote in respect of the claim of any Purchaser in any such proceeding. ARTICLE XII MISCELLANEOUS 12.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Note Document, and no consent to any departure by the Issuer or any other Note Party therefrom, shall be effective unless in writing signed by (i) the Required Purchasers (or the Agent at the written direction of the Required Purchasers) and (ii) the Issuer or the applicable Note Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that: 96 US-DOCS\127429400.24

(a) no such amendment, waiver or consent shall: (i)[reserved]; (ii) postpone any date fixed by this Agreement or any other Note Document for any payment of principal (excluding mandatory prepayments), interest, fees or other amounts due to the Purchasers (or any of them) hereunder or under any other Note Document without the written consent of each Purchaser entitled to receive such payment; (iii) reduce the principal of, the rate of interest specified herein on any Note, or any fees or other amounts payable hereunder or under any other Note Document without the written consent of each Purchaser entitled to receive such payment of principal, interest, fees or other amounts; provided, however, that, only the consent of the Required Purchasers shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Issuer to pay interest at the Default Rate; (iv) change any provision of this Section 12.01(a),Section 2.14, the definition of “Required Purchasers,” change the waterfall set forth in Section 9.03 or otherwise or have the effect of changing the priority or pro rata treatment of any payments (including voluntary and mandatory prepayments), Liens or proceeds of Collateral (including as a result in whole or in part of allowing the issuance or incurrence, pursuant to this Agreement or otherwise, of new loans or other Indebtedness having any priority over any of the Obligations in respect of payments, Liens, Collateral or proceeds of Collateral, in exchange for any Obligations or otherwise), in each case, without the written consent of each Purchaser directly affected thereby; (v) release all or substantially all of the Collateral without the written consent of each Purchaser directly affected thereby, except to the extent the release of the Collateral is expressly permitted by Section 12.21; (vi) release the Issuer or, except in connection with a merger, amalgamation or consolidation permitted under Section 8.04, all or substantially all of the Guarantors without the written consent of each Purchaser directly affected thereby, except to the extent the release of any Guarantor is permitted pursuant to Section 12.21 (in which case such release may be made by the Required Purchasers); (vii) advance the date fixed for, or increase, any scheduled installment of principal due to any of the Purchasers under any Note Document, in each case, without the written consent of each Purchaser directly affected thereby; it being agreed that all Purchasers shall be deemed to be directly and adversely affected by an amendment, waiver or supplement described in the preceding clause (iv), (v), (vi) or (vii); and (b) unless also signed by the Agent, no amendment, waiver or consent shall affect the rights, duties, obligations or liabilities of the Agent under this Agreement or any other Note Document; (c) any amendment or waiver pursuant to Section 12.01(a) shall apply equally to all holders of the Notes and shall be binding upon them, upon each future holder of the Notes and upon the Note Parties, and shall amend the Notes, in each case whether or not a notation thereof shall have been 97 US-DOCS\127429400.24 placed on any such Note. Any such waiver shall be effective only in the specific instance and for the purpose for which given; (d) notwithstanding any other provision contained in this Section 12.01 or elsewhere in this Agreement to the contrary, Notes which at any time are held by the Issuer or by any of its Affiliates, in each case, shall not be deemed outstanding for purposes of any vote, consent, approval, waiver or other action required or permitted to be taken by the holders of Notes or by any of them, under the provisions of this Section 12.01 or Section 9.02 of this Agreement, and none of the Issuer and any of its Affiliates shall be entitled to exercise any right as a Purchaser or holder of Notes with respect to any such vote, consent, approval or waiver or to take or participate in taking any such action at any time. (e) so long as any Notes remain outstanding, none of the Issuer and any of its Affiliates will solicit or request any proposed consent with respect to, or waiver or amendment of, any of the provisions of this Agreement or the other Note Documents unless each holder of Notes (irrespective of the amount of Notes then owned by it), prior to the deadline for executing and delivering any such consent, waiver or amendment, shall be informed thereof by the Issuer and shall be afforded the opportunity of considering the same and shall be supplied by the Issuer with sufficient time and information to enable it to make an informed decision with respect thereto. None of the Issuer and any of its Affiliates will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Purchaser as consideration for or as an inducement to the entering into by any Purchaser of any amendment, waiver or consent with respect to any of the terms and provisions of this Agreement or the other Note Documents, unless such remuneration is concurrently offered, on the same terms, ratably to all of holders of Notes which agree to such amendment, waiver or consent. 12.02 Notices and Other Communications; Facsimile Copies. (a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, in each case to the address, facsimile number, electronic mail address or telephone number specified for the Issuer, the other Note Parties (as of the Closing Date), and for the Purchasers (as of the Closing Date) and the Agent, as set forth on Schedule 12.02 (as updated from time to time in accordance with the terms of this Agreement). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b)Electronic Communications. Each of the Issuer, other Note Parties, the Agent and the Purchasers may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided, that, approval of such procedures may be limited to particular notices or communications. 98 US-DOCS\127429400.24

Unless the applicable recipient otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c)Change of Address, Etc. Each of the Issuer, other Note Parties, the Purchasers and the Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. (d)Reliance by Agent and Purchasers.The Agent and the Purchasers shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Note Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Note Parties shall indemnify the Agent (and any sub-agent thereof), each Purchaser and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Note Party. 12.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Purchaser or the Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Note Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Note Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Subject to the Intercreditor Agreement, each Purchaser agrees that, except as otherwise provided in any of the Note Documents, it will not take any legal action or institute any action or proceeding against any Note Party with respect to any of the Obligations or Collateral, or accelerate or otherwise enforce its portion of the Obligations. Subject to the Intercreditor Agreement, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Note Documents may be exercised solely by the Required Purchasers (or, at the direction of the Required Purchasers and the Agent) on behalf of the Secured Parties in accordance with the terms hereby and thereof. Notwithstanding anything to the contrary contained herein or in any other Note Document, but subject to the Intercreditor Agreement, the authority to enforce rights and remedies hereunder and under the other Note Documents against the Note Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Required Purchasers (or, at the direction of the Required Purchasers and the Agent) for the benefit of all the Secured Parties; provided, however, that the foregoing shall not prohibit (a) the Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Agent) hereunder and under the other Note Documents, (b) any Purchaser from exercising 99 US-DOCS\127429400.24 setoff rights in accordance with Section 12.08 (subject to the terms of Section 2.14), or (c) any Purchaser from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Note Party under any Debtor Relief Law. Each Purchaser, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations, to have agreed to the provisions of this Section. 12.04 Expenses; Indemnity; and Damage Waiver. (a)Costs and Expenses. The Issuer shall pay (i) all reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel incurred in connection with (A) the preparation, negotiation, execution and delivery of this Agreement and the other Note Documents and the Equity Issuance Documents by the Agent, any Purchaser and their respective Affiliates, (B) all out-of-pocket expenses incurred by the Agent or any Purchaser (in the case of legal fees, limited to reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Agent, one outside counsel for the Purchasers, one regulatory counsel and one local counsel in each relevant jurisdiction, in each case, selected by the Purchasers, to the Agent and the Purchasers, collectively (and, in the case of an actual or perceived conflict of interest where the Agent or any Purchaser affected by such conflict informs the Issuer of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Person)) in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the administration of this Agreement and the other Note Documents and (iii) all out-of-pocket expenses incurred by the Agent or any Purchaser (in the case of legal fees, limited to reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Agent, one outside counsel for the Purchasers, one regulatory counsel and one local counsel in each relevant jurisdiction, in each case, selected by the Purchasers, to the Agent and the Purchasers, collectively (and, in the case of an actual or perceived conflict of interest where the Agent or any Purchaser affected by such conflict informs the Issuer of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Person)) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Note Documents, including its rights under this Section, or (B) in connection with the Notes made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Notes. (b)Indemnification by the Note Parties. The Note Parties shall indemnify the Agent (and any sub-agent thereof) and each Purchaser, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (in the case of legal fees, limited to reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Agent, one outside counsel for the Purchasers, one regulatory counsel and one local counsel in each relevant jurisdiction, in each case, selected by the Purchasers, to Indemnitees, collectively (and, in the case of an actual or perceived conflict of interest where any Indemnitee affected by such conflict informs the Issuer of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Indemnitee))), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Issuer or any other Note Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Note Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agent (and any 100 US-DOCS\127429400.24 sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Note Documents, (ii) any Note or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Note Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Note Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Issuer or any other Note Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided, that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, if the Issuer or other Note Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. (c)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Issuer shall (and shall cause each Note Party and all of their respective Subsidiaries to) not assert, and the Issuer hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Note Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Note or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Note Documents or the transactions contemplated hereby or thereby. (d)Reimbursement by Purchasers. To the extent that the Note Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Agent (or any sub-agent thereof) or any Related Party thereof, each Purchaser severally agrees to pay to the Agent (or any such sub-agent thereof) or such Related Party, as the case may be, such Purchaser’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Purchaser’s share of the outstanding principal amount of the Notes at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Purchaser), such payment to be made severally among them based on such Purchaser’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Purchaser’s share of the outstanding principal amount of the Notes at such time), provided, further, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent thereof), or against any Related Party thereof acting for the Agent (or any such sub-agent thereof) in connection with such capacity. The obligations of the Purchasers under this subsection (d) are subject to the provisions of Section 2.12(b). (e)Payments. All amounts due under this Section shall be payable not later than five (5) Business Days after demand therefor. (f)Survival. The agreements in this Section and the indemnity provisions of Section 12.02(d) shall survive the resignation of the Agent, the transfer of any Note and the repayment, satisfaction or discharge of all the other Obligations. 101 US-DOCS\127429400.24

12.05 Marshalling; Payments Set Aside. None of the Agent or the Purchasers shall be under any obligation to marshal any assets in favor of any Note Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of any Note Party is made to the Agent or any Purchaser, or the Agent or any Purchaser exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Purchaser in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred. 12.06 Successors and Assigns; Transfers. (a)Successors and Assigns Generally. The provisions of this Agreement and the other Note Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Issuer and the other Note Parties may not assign or otherwise transfer any of their respective rights or obligations hereunder or thereunder without the prior written consent of the Purchasers. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (h) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Purchasers) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b)Transfers by Purchasers. Each Purchaser shall be entitled to transfer, without restriction (but other than to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or a Disqualified Institution) and subject to the consent of the Issuer (such consent not to be unreasonably withheld or delayed) unless (1) an Event of Default has occurred and is continuing at the time of such transfer or (2) such transfer is to a Purchaser, an Affiliate of a Purchaser, any Approved Fund or any limited partner or other investor in a fund managed by a Purchaser and through which such Purchaser holds Notes), any Note or Commitment held by such Purchaser; provided that in no event shall any equity holder of the Issuer (other than a Purchaser, its Affiliates, any Approved Fund or any limited partner or other investor in a fund managed by a Purchaser and through which such Purchaser holds Notes) or any Subsidiary or any of their respective Affiliates purchase or be the recipient of a transfer of any Note without the prior written consent of the Required Purchasers.For the avoidance of doubt, the Agent shall have no obligation with respect to, and shall bear no responsibility or liability for, the monitoring or enforcing of the list of Persons who are Disqualified Institutions (or any provisions relating thereto) at any time. Notwithstanding anything herein to the contrary, the Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the foregoing provisions of this paragraph relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Purchaser or participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of notes or commitments under this Agreement, or disclosure of confidential information, to any Disqualified Institution. 102 US-DOCS\127429400.24

(c)Transfer in Contravention of this Section Void. Any attempt to transfer any Note or portion thereof not in compliance with this Agreement shall be null and void and neither the Issuer nor any transfer agent shall give any effect in the Issuer’s Note register to such attempted transfer. (d)No Future Liability. Following the sale of any Note or portion thereof by the Purchasers to any subsequent Purchasers pursuant to the terms hereof, the Purchasers shall not be liable or responsible to the Issuer for any losses, damages or liabilities suffered or incurred by the Issuer, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any security previously sold by the Purchaser in compliance with this Section 12.06. (e)Securities Register. The Issuer will keep at its principal executive office a register, in which, subject to such reasonable regulations as it may prescribe, but at its expense, and the Issuer will provide for the registration and transfer of Notes. Whenever any Note shall be surrendered either at the principal executive office of the Issuer (or at the place of payment named in the Note), for transfer or exchange, accompanied, if so required by the Issuer, by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by the holder thereof or by such holder’s attorney duly authorized in writing, the Issuer will execute and deliver in exchange therefor a new Note or Notes, in such denominations as may be requested by such holder, of like tenor and in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered. Any Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Any transfer tax or governmental charge relating to such transaction shall be paid by the holder requesting the exchange. The entries in the register shall be conclusive and binding for all purposes, absent manifest error and the Issuer, the Purchasers and any of their respective agents may treat the Person in whose name any Note is registered as the sole and exclusive record and beneficial holder and owner of such Note for all purposes whatsoever. This Section 12.06(e) shall be construed so as to conform with the registration requirements in Treasury Regulations Section 5f.103-1(c) (or any successor provisions thereof) and so that such obligations are at all times maintained in “registered form” within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code and any related Treasury Regulations (and any other relevant or successor provisions of the Internal Revenue Code or such Treasury Regulations). (f)Lost, Stolen Damaged or Destroyed Notes. At the request of any holder of any Note, the Issuer will issue and deliver at its expense, in replacement of any Note lost, stolen, damaged or destroyed, upon surrender thereof, if mutilated, a new Note in the same aggregate unpaid principal amount, and otherwise of the same tenor, as the Note so lost, stolen, damaged or destroyed, duly executed by the Issuer. The Issuer may condition the replacement of a Note reported by the holder thereof as lost, stolen, damaged or destroyed, upon the receipt from such holder of an indemnity reasonably satisfactory to the Issuer. (g)Reserved. (h)Participations. Any Purchaser may at any time, without the consent of, or notice to, the Issuer or the Agent, sell participations to any Person (other than (x) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or a Disqualified Institution or (y) the Issuer or any of the Issuer’s Affiliates or Subsidiaries, except, in the case of this clause (y), if such Person is a Purchaser, an Affiliate of a Purchaser, any Approved Fund or any limited partner or other investor in a fund managed by a Purchaser and through which such Purchaser holds Notes) (each, a “Participant”) in all or a portion of such Purchaser’s rights and/or obligations under this Agreement (including all or a portion of its Notes); provided, that, (i) such 103 US-DOCS\127429400.24

Purchaser’s obligations under this Agreement shall remain unchanged, (ii) such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Issuer, the Agent and the other Purchasers shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations under this Agreement. For the avoidance of doubt, each Purchaser shall be responsible for the indemnity under Section 12.04(d) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Purchaser sells such a participation shall provide that such Purchaser shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that, such agreement or instrument may provide that such Purchaser will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (i) through (vi) of Section 12.01(a) that affects such Participant. The Issuer agrees that each Participant shall be entitled to the benefits of Section 3.01 (subject to the requirements and limitations therein (it being understood that the documentation required under Section 3.01(c) shall be delivered to the participating Purchaser)) and Sections 10.01 and 10.02 to the same extent as if it were a Purchaser and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided, that, such Participant shall not be entitled to receive any greater payment under Section 3.01, 10.01 or 10.02, with respect to any participation, than the Purchaser from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the fullest extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Purchaser; provided, that, such Participant agrees to be subject to Section 2.14 as though it were a Purchaser. Each Purchaser that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Issuer, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Notes (the “Participant Register”); provided that no Purchaser shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Note) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c). The entries in the Participant Register shall be conclusive absent manifest error, and such Purchaser shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (i)Certain Pledges. Any Purchaser may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Purchaser, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that, no such pledge or assignment shall release such Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Purchaser as a party hereto. 12.07 Treatment of Certain Information; Confidentiality. Each of the Agent and the Purchasers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) as may be reasonably necessary in connection with the exercise of any remedies hereunder or under any other Note Document or any action 104 US-DOCS\127429400.24 or proceeding relating to this Agreement or any other Note Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Participant, assignee or transferee (or its Related Parties) of, or any prospective Participant, assignee or transferee (or its Related Parties) of, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to a Note Party and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Issuer or their Subsidiaries or the Notes or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the Notes, (h) with the consent of the Issuer, (i) to the members of its investment committee (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent, any Purchaser or any of their respective Affiliates on a nonconfidential basis from a source other than the Note Parties, (k) for purposes of establishing any defense available under securities laws, including, without limitation, establishing a “due diligence” defense or (l) to the extent independently developed by such the Agent, Purchaser or any of their respective Affiliates without reliance on the Information. For purposes of this Section, “Information” means all information received from a Note Party or any Subsidiary relating to the Note Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to the Agent or any Purchaser on a nonconfidential basis, provided, that, in the case of information received from a Note Party or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 12.08 Set-off. If an Event of Default shall have occurred and be continuing, each Purchaser and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Purchaser or any such Affiliate to or for the credit or the account of the Issuer or any other Note Party against any and all of the obligations of the Issuer or such Note Party now or hereafter existing under this Agreement or any other Note Document to such Purchaser or its Affiliates, irrespective of whether or not such Purchaser or Affiliate shall have made any demand under this Agreement or any other Note Document and although such obligations of the Issuer or such Note Party may be contingent or unmatured or are owed to a branch office or Affiliate of such Purchaser different from the branch office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Purchaser and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Purchaser or their respective Affiliates may have. Each Purchaser agrees to notify the Issuer promptly after any such setoff and application, provided, that, the failure to give such notice shall not affect the validity of such setoff and application. 12.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Note Document, the interest paid or agreed to be paid under the Note Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Purchaser shall receive interest in an amount 105 US-DOCS\127429400.24 that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Notes or, if it exceeds such unpaid principal, refunded to the Issuer. In determining whether the interest contracted for, charged, or received by the Agent or a Purchaser exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 12.10 Counterparts; Integration; Effectiveness. This Agreement and each of the other Note Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Note Documents, the Equity Issuance Documents and any separate letter agreements with respect to fees payable to the Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Note Documents or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart. 12.11 Survival of Representations and Warranties. All representations and warranties made by any Note Party hereunder and in any other Note Document or Equity Issuance Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and shall continue in full force and effect as long as any Note or other Obligation hereunder shall remain unpaid or unsatisfied. Such representations and warranties have been or will be relied upon by the Agent and each Purchaser, regardless of any investigation made by the Agent or any Purchaser or on their behalf and notwithstanding that the Agent or any Purchaser may have had notice or knowledge of any Default at the time of any purchase of the Notes, and shall continue in full force and effect as long as any Note or any other Obligation hereunder shall remain unpaid or unsatisfied. 12.12 Severability. If any provision of this Agreement or the other Note Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Note Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 12.13 Governing Law; Jurisdiction; Etc. (a)GOVERNING LAW. THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS (EXCEPT, AS TO ANY OTHER NOTE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING 106 US-DOCS\127429400.24

TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT (EXCEPT, AS TO ANY OTHER NOTE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b)SUBMISSION TO JURISDICTION. EACH NOTE PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT (AND IT WILL NOT PERMIT ANY NOTE PARTY TO) COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE AGENT, ANY PURCHASER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF LOCATED IN NEW YORK COUNTY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER NOTE DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY PURCHASER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT AGAINST THE ISSUER OR ANY OTHER NOTE PARTY OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c)WAIVER OF VENUE. EACH NOTE PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d)SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 12.14 Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN 107 US-DOCS\127429400.24

THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 12.15 Judgment Currency. (a)If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b)The obligations of the Issuer in respect of any sum due to any party hereto or any holder of the Obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Issuer agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Issuer contained in this Section 12.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. 12.16 Electronic Execution of Assignments and Certain Other Documents. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Note Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Note Parties to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Note Parties enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent and each of the Purchasers of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent and each of the Purchasers may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the 108 US-DOCS\127429400.24

Agent and each of the Purchasers shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Note Party without further verification and (b) upon the request of the Agent or any Purchaser, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 12.17 USA PATRIOT Act; Beneficial Ownership Regulation. Each Purchaser that is subject to the PATRIOT Act and the Agent (for itself and not on behalf of any Purchaser) hereby notifies the Issuer that pursuant to the requirements of the PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Note Party, which information includes the name and address of each Note Party and other information that will allow such Purchaser or the Agent, as applicable, to identify each Note Party in accordance with the PATRIOT Act and the Beneficial Ownership Regulation. The Issuer agrees to (and agrees to cause each Note Party to), promptly following a request by the Agent or any Purchaser, provide all such other documentation and information that the Agent or such Purchaser requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation. 12.18 No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Note Document), each of the Note Parties acknowledges and agrees, and acknowledges their Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Agent and its Affiliates, and the Purchasers are arm’s-length commercial transactions between the Note Parties and their Affiliates, on the one hand, and the Agent and its Affiliates and the Purchasers on the other hand, (ii) the Note Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) is the Note Parties are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Note Documents; (b)(i) the Agent and its Affiliates and each Purchaser is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for the Note Parties or any of their Affiliates or any other Person and (ii) neither the Agent nor any Purchaser has any obligation to the Note Parties or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Note Documents; and (c) the Agent and its Affiliates and the Purchasers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuer and their Affiliates, and neither the Agent or its Affiliates nor any Purchaser has any obligation to disclose any of such interests to the Issuer or their Affiliates. To the fullest extent permitted by law, the Note Parties hereby waive and release, any claims that they may have against the Agent or its Affiliates or any Purchaser with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Note Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Purchaser that is an EEA Financial Institution arising under any Note Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such 109 US-DOCS\127429400.24 liabilities arising hereunder which may be payable to it by any Purchaser that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Note Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. 12.20 Conflicts. Notwithstanding anything to the contrary contained herein or in any other Note Document, (a) in the event of any conflict or inconsistency between this Agreement and any other Note Document (other than the Intercreditor Agreement), the terms of this Agreement shall govern and control and (b) in the event of any conflict or inconsistency between the Intercreditor Agreement and any other Note Documents (including this Agreement), the terms of Intercreditor Agreement shall govern and control. Each Note Party expressly acknowledges the terms of the Intercreditor Agreement and the rights granted to the Agent and each Purchaser therein. 12.21 Collateral and Guaranty Matters. The Purchasers irrevocably authorize the Agent, and upon the written request of the Issuer, the Agent agrees: (a) to release any and all Liens on any Collateral granted to or held by the Agent under any Note Document (i) upon payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) under the Note Documents, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other Disposition permitted hereunder or under any other Note Document or any Involuntary Disposition, (iii) as approved in accordance with Section 12.01, (iv) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the applicable Guaranty, (v) if such assets constitute or become Excluded Property or Excluded Equity Interests or are otherwise not required to constitute Collateral or (vi) as otherwise may be expressly provided under the Intercreditor Agreement; and (b) to release any Guarantor from its obligations under the Guaranty (i) if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Note Documents or (ii) upon payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) under the Note Documents. 110 US-DOCS\127429400.24

Upon request by the Agent at any time, the Required Purchasers will confirm in writing the Agent’s authority to release its interest in particular types or items of property, or any Guarantor from its obligations under the Guaranty, pursuant to this Section 12.21. At any time that a Note Party desires the Agent to take any action pursuant to this Section 12.21, such Note Party shall deliver a certificate signed by a Responsible Officer of such Note Party stating that the action is permitted pursuant to this Section 12.21 and the terms of this Agreement. The Agent (or any sub-agent acting on its behalf) shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by any Note Party in connection therewith, nor shall the Agent (or any sub-agent acting on its behalf) be responsible or liable to the Purchasers for any failure to monitor or maintain any portion of the Collateral. 12.22 Publicity; No Third Party Beneficiary Rights. (a)Each of the parties to this Agreement (each, a “Disclosing Party”) will not directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of another party to this Agreement (each, a “Consenting Party”) or any of its Affiliates or any reference to this Agreement or the financing evidenced hereby, in each case, without the prior written consent of such Consenting Party unless required by applicable Law, subpoena or judicial or similar order, in which case, such Disclosing Party shall endeavor to give such Consenting Party prior written notice of such publication or other disclosure if permitted by such applicable law, subpoena or judicial or similar order. Notwithstanding anything to the contrary contained in this Agreement, on or after the Closing Date, the Agent or any Purchaser may, at its own expense place customary advertisements in financial and other newspapers and periodicals, its customary marketing materials, or on a home page, website or similar place for dissemination of custonary information on the internet, in the form of a “tombstone” advertisement or otherwise, describing the name of the Issuer and the amount, type and closing date of the Transactions. (b)This Agreement is not intended to and shall not be construed to give any Person that is not a party to this Agreement (other than the Agent and in the case of Section 12.04(c), any Indemnitee) any interest or rights (including, without limitation any third party beneficiary rights with respect to or in connection with any agreement or provision contained herein or contemplated hereby). 12.23 Tax Treatment. The parties hereto agree (a) that the Notes shall be treated as indebtedness for U.S. federal income and other applicable income tax purposes and the Notes shall not be treated as “contingent payment debt instruments” under Section 1.1275 4 of the Treasury Regulations (or any corresponding provision of state or local income tax law) and (b) to file all U.S. federal income, state income and franchise tax returns in a manner consistent with clause (a). 12.24 Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of each such intercreditor agreement (including the Intercreditor Agreement) and this Agreement, the provisions of such intercreditor agreement shall control. [SIGNATURE PAGES FOLLOW] 111 US-DOCS\127429400.24

ANNEX B FORM OF DELAYED DRAW STOCK AND WARRANT PURCHASE AGREEMENT [See Attached]

US-DOCS\130287745.7 FORM OF STOCK AND WARRANT PURCHASE AGREEMENT1 This STOCK AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of [●], by and among [TAILWIND TWO ACQUISITION CORP.]2, a Delaware corporation (the “Company”), FP CREDIT PARTNERS II, L.P., a Cayman Islands limited partnership (“FPCP 1”), FP CREDIT PARTNERS PHOENIX II, L.P., a Cayman Islands limited partnership (“FPCP 2”, and, together with FPCP 1, the “FPCP Purchasers”), [BP], a [●] (“BP”), and [LM], a [●] (“LM”). Each of FPCP 1, FPCP 2, BP and LM is referred to herein individually as a “Purchaser”, and all of them are referred to herein collectively as “Purchasers.”3 WHEREAS, the Company, Titan Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of the Company, and Terran Orbital Corporation (the “Target”) are party to that certain Agreement and Plan of Merger, dated as of October 28, 2021 (as amended by Amendment No. 1 dated as of February 8, 2022, Amendment No. 2 dated as of March 9, 2022, and as may be further amended from time to time, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Target (the “Merger”), with the Target being the surviving corporation in the Merger; WHEREAS, on or prior to the date hereof, as contemplated by the Business Combination Agreement, the Company has transferred by way of continuation from the Cayman Islands to Delaware and domesticated as a Delaware corporation in accordance with applicable Laws; WHEREAS, the Target, as issuer, the guarantors party thereto, certain affiliates of FP Credit Partners, L.P. (“FPCP”) and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, have entered into a Note Purchase Agreement, dated as of November 24, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to the date hereof, the “FP Note Purchase Agreement”), which provides for the issuance and sale by the Target to such affiliates of FPCP, on the terms and subject to the conditions set forth therein, of (A) on the Closing Date (as defined in the FP Note Purchase Agreement), certain Initial Senior Secured Notes (as defined in the FP Note Purchase Agreement) due 2026 in an aggregate original principal amount of $30,000,000, (B) on the Amendment No. 1 Closing Date (as defined in the FP Note Purchase Agreement), certain Delayed Draw Senior Secured Notes (as defined in the FP Note Purchase Agreement) due 2026 in an aggregate original principal amount of $24,000,000, and (C) on the Combination Closing Date (as defined in the FP Note Purchase Agreement), certain Additional Delayed Draw Senior Secured Notes (as defined in the FP Note Purchase Agreement) due 2026 in an aggregate original principal amount specified therein but not exceeding $100,000,000 and certain related transactions contemplated thereby (the foregoing, collectively, the “FP Note Transactions”); WHEREAS, (i) the Target as issuer, (ii) the guarantors party thereto, (iii) Lockheed Martin Corporation (“Lockheed Martin”), as a purchaser, (iv) BPC Lending II, LLC, as a purchaser (together with (iii), collectively, the “Existing LMT/BP Noteholders”), (v) Lockheed Martin, as authorized 1 Note to Draft: To be entered into following domestication of TW2 but pre-merger. 2 Note to Draft: To reflect name of TW2 post-domestication but pre-merger. 3 Note to Draft: LM/BP to designate purchasers in execution version.

2 US-DOCS\130287745.7 representative, and (vi) the other parties thereto entered into that certain Note Purchase Agreement, dated as of March 8, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time to the date hereof including by the Fifth NPA Amendment and the Sixth NPA Amendment (each as defined below), the “Existing Note Purchase Agreement”), pursuant to which the Target issued and sold to the purchasers party thereunder certain senior secured notes due 2026 (the “Existing Notes”) in an aggregate original principal amount of $86,859,108; WHEREAS, in furtherance of the Business Combination Agreement, the Existing LMT/BP Noteholders, the Target and the Company have entered into those certain Transaction Support Agreements, each dated as of October 28, 2021 (collectively, the “Support Agreements”), pursuant to which each of the Existing LMT/BP Noteholders has committed to, among other things, consummate the Debt Rollover (as defined in the Support Agreements) on the Combination Closing Date and subject to the terms and conditions set forth in the Support Agreements; WHEREAS, in furtherance of the Support Agreements, the Existing LMT/BP Noteholders, the other parties thereto, the Target, the guarantors party thereto and Lockheed Martin, as authorized representative, have entered into the Fifth Amendment to Note Purchase Agreement, dated as of November 24, 2021 (the “Fifth NPA Amendment”), to the Existing Note Purchase Agreement, pursuant to which, among other things, the requisite purchasers under the Existing Note Purchase Agreement consented to the incurrence of the Initial Senior Secured Notes (as defined in the FP Note Purchase Agreement) and made certain other amendments to the Existing Note Purchase Agreement; WHEREAS, in furtherance of the Support Agreements, the Existing LMT/BP Noteholders, the other parties thereto, the Target, the guarantors party thereto and Lockheed Martin, as authorized representative, have entered into the Sixth Amendment to Note Purchase Agreement, dated as of March 9, 2022 (the “Sixth NPA Amendment”), to the Existing Note Purchase Agreement, pursuant to which, among other things, the requisite purchasers thereunder consented to the early draw of the Delayed Draw Senior Secured Notes (as defined in the FP Note Purchase Agreement) in the principal amount of $24 million and made certain other amendments to the Existing Note Purchase Agreement; WHEREAS, in furtherance of the Support Agreements, the Existing LMT/BP Noteholders, the Target, the guarantors party thereto [and Lockheed Martin, as authorized representative], have entered into [describe the definitive documents governing the debt remaining as a result of the Debt Rollover], dated as of the date hereof, to, among other things, effect the Debt Rollover (the transactions contemplated in the Support Agreements with respect to the Existing Notes and the transactions contemplated in the Fifth NPA Amendment, the Sixth NPA Amendment and [the definitive documents governing the rolled debt], the “Existing Note Support Transactions” and, together with the FP Note Transactions, the “Financing Transactions”);4 WHEREAS, as an inducement for FPCP, which is an affiliate of each of the FPCP Purchasers, to enter into the FP Note Transactions and as an inducement for the Existing LMT/BP Noteholders, which are one or more Purchasers or affiliates of one or more Purchasers hereunder (Purchasers that are the Existing LMT/BP Noteholders or affiliates of the Existing LMT/BP Noteholders, the “LMT/BP Purchasers”), to enter into the Existing Note Support Transactions, the Company is 4 Note to Draft: To be updated in execution version.

3 US-DOCS\130287745.7 entering into this Agreement to issue the Subscribed Shares (as defined below) and the Warrants (as defined below) to the Purchasers as set forth on Schedule 1 on the terms and subject to the conditions set forth herein; and WHEREAS, the Company shall issue a portion of the Subscribed Shares and a Warrant to each Purchaser as provided in this Agreement, which issuances, for the avoidance of doubt, shall be made by the Company immediately following, and conditioned upon, the consummation of the Merger as contemplated by the Business Combination Agreement, including Section 3.09 thereof. NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and conditions hereinafter contained, the undersigned parties agree as follows: 1. PURCHASE AND SALE OF THE SUBSCRIBED SHARES AND THE WARRANTS. 1.1 Sale and Issuance of the Subscribed Shares and the Warrants. In consideration of, and in express reliance upon, (a) in the case of the FPCP Purchasers, the consummation of the FP Note Transactions and, in the case of the LMT/BP Purchasers, the Existing Note Support Transactions, and (b) the representations, warranties and covenants set forth herein, at the Closing, subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall acquire and receive from the Company, (A) that number of shares of the Company’s Common Stock (the “Shares”) specified on Schedule 1 (such Shares, the “Subscribed Shares”) and (B) a warrant to purchase, at each Purchaser’s election, that number of Shares (as may be adjusted from time to time) specified on Schedule 1 substantially in the form attached hereto as Exhibit A (each, a “Warrant” and collectively, the “Warrants”). Schedule 1 sets forth (1) the number of Subscribed Shares to be issued to each Purchaser, (2) the number of Shares purchasable pursuant to such Warrant, in each case, if the applicable Purchaser exercised such Warrant in full on the date hereof, (3) the exercise price payable by the holder of the Warrant upon exercise of the Warrant, in each case, if the applicable Purchaser exercised such Warrant in full on the date hereof immediately following the Effective Time (as defined in the Business Combination Agreement), and (4) solely with respect to any Purchaser that is an FPCP Purchaser, the cash price payable by the Company in the event that the holder of such unexercised Warrant elects to return such unexercised Warrant to the Company in accordance with the terms of such Warrant. For the avoidance of doubt, the parties agree that the number of Subscribed Shares and Warrants to be issued to each Purchaser shall be determined in accordance with Section 3.09 of the Business Combination Agreement; provided, further, that in the event that any additional Acquiror Shares (as defined in the Business Combination Agreement), or Equity Securities (as defined in the Business Combination Agreement) convertible into or exchangeable for Acquiror Shares, are issued to the public shareholders of the Company in connection with the consummation of the transactions contemplated by the

4 US-DOCS\130287745.7 Business Combination Agreement or any of the Company Public Warrants (as hereinafter defined) or the Warrant Agreement (as hereinafter defined), in each case, as in effect on the date of the Business Combination Agreement, is exchanged, amended, restated, supplemented or otherwise modified, as applicable, to entitle the holder of any Company Public Warrant to purchase a greater number of Acquiror Shares (whether initially or upon adjustment in accordance with the terms thereof) than they would otherwise have been entitled to but for such exchange, amendment or modification to the Warrant Agreement (“Warrant Modification”), the references to “fully diluted Acquiror Shares” in Section 3.09 of the Business Combination Agreement shall be interpreted for purposes of determining the number of Subscribed Shares and Warrants to be issued hereunder to the Purchasers to mean the fully diluted Acquiror Shares after giving effect to any such issuances of additional Acquiror Shares or Equity Securities and any Warrant Modification, notwithstanding clause (C) of any parenthetical contained in Section 3.09 of the Business Combination Agreement. For the avoidance of doubt, the following shall not implicate the foregoing provision of this Section 1.1 or otherwise affect the number of Subscribed Shares and Warrants to be issued thereunder: (i) any anti-dilution provision or adjustment feature of the Company Public Warrants in existence on the date of the Business Combination Agreement (i.e., that is not the result of a Warrant Modification) and (ii) any transactions involving Equity Securities of the Company or Equity Securities of the Target, which would not, after giving effect to such transactions, have a net effect on the aggregate number of Acquiror Shares that otherwise would be outstanding and issuable upon the conversion or exchange of Equity Securities of the Company after the consummation of the transactions contemplated by the Business Combination Agreement (as such agreement was in effect on October 28, 2021). 1.2 Closing; Delivery. 1.2.1 The purchase and sale of the Subscribed Shares and the Warrants shall take place remotely via the exchange of documents and signatures on the Combination Closing Date simultaneously with the consummation of certain of the Financing Transactions, including the sale and delivery of the Additional Delayed Draw Senior Notes pursuant to the Note Purchase Agreement and the consummation of the Existing Note Support Transactions (the “Closing”). The sale and purchase of the Subscribed Shares and the Warrants at the Closing shall be made in reliance upon the terms and conditions set forth in this Agreement. The Company and each Purchaser shall take such additional actions and execute and deliver such additional agreements and other instruments and documents as are necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms. 1.2.2 At or prior to the Closing, the Company shall deliver the following to the Purchasers:

5 US-DOCS\130287745.7 (a) Subscribed Shares. Evidence reasonably satisfactory to such Purchaser of the issuance of each Purchaser’s portion (as set forth on Schedule 1 hereto) of the Subscribed Shares in book-entry form, free and clear of all Liens, restrictions, claims, taxes and preemptive rights, in the name of such Purchaser (or its nominee or custodian designated in writing by such Purchaser in its delivery instructions), except for any Liens or other transfer restrictions under applicable federal and state securities Laws and the Transaction Agreements. (b) Warrants. Each Warrant, duly executed and delivered by the Company. 1.2.3 At or prior to the Closing, each Purchaser shall deliver the following to the Company: (a) Delivery Instructions. Such information as is reasonably requested by the Company at least five Business Days prior to the date on which the Closing is anticipated to occur in order for the Company to issue the Subscribed Shares to such Purchaser. (b) Warrants. Each Warrant, duly executed and delivered by each Purchaser. 1.3 Defined Terms Used in This Agreement. In addition to the terms defined above or otherwise herein, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below. “Affiliate” means, with respect to a specified Person, (a) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and (b) other than with respect to any Purchaser, any officer or director of such Person. For the avoidance of doubt and notwithstanding the foregoing, (i) each of the BP Funds and each of their respective successors and assigns shall be deemed an Affiliate of BP for purposes of this Agreement and (ii) each of the FP Funds and each of their respective successors and assigns shall be deemed an Affiliate of the FPCP Purchasers for purposes of this Agreement. “BP Funds” means any Affiliate of BP and any Person, fund or account managed by Beach Point Capital Management LP, a Delaware limited partnership. “Business Combination Transaction Agreements” has the meaning set forth in the Business Combination Agreement with respect to the term “Transaction Agreements”. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York. “Common Stock” means the common stock of the Company, $0.0001 par value per share.

6 US-DOCS\130287745.7 “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 5% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “Exchange” means NYSE (as defined in the Business Combination Agreement) or, if applicable in accordance with Section 7.07(b) of the Business Combination Agreement, Nasdaq (as defined in the Business Combination Agreement). “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. “FP Funds” means any Affiliate of, or any Person, fund or account managed by, Francisco Partners Management, L.P., a Cayman Islands limited partnership, or FPCP. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Investor Rights Agreement” means the Investor Rights Agreement of the Company, dated October 28, 2021, as amended from time to time. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

7 US-DOCS\130287745.7 “Material Adverse Effect” means any “Material Adverse Effect” as such term is defined in the FP Note Purchase Agreement and the Existing Note Purchase Agreement, as applicable, except that, for purposes of this definition, each of this Agreement and the Warrants shall be deemed to be a “Note Document” as such term is used in the definition of “Material Adverse Effect” set forth in the FP Note Purchase Agreement and the Existing Note Purchase Agreement, and each Purchaser shall be deemed to be a “Note Party” as such term is used in the definition of “Material Adverse Effect” set forth in the FP Note Purchase Agreement and the Existing Note Purchase Agreement, as applicable. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws, (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization, including in each case of the foregoing the equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction, and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Preferred Stock” means the Company’s preferred stock, par value $0.0001 per share. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. “Stock Plan” means the Terran Orbital Corporation 2021 Omnibus Incentive Plan, as amended from time to time. “Transaction Agreements” means the FP Note Purchase Agreement, the other Note Documents (as defined in the FP Note Purchase Agreement), the Fifth NPA Amendment, the Sixth NPA Amendment, [to describe the definitive documents governing the debt remaining after giving effect to the Debt Rollover],5 and the Investor Rights Agreement. 5 Note to Draft: To be updated in execution version.

8 US-DOCS\130287745.7 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date hereof and as of the Combination Closing Date, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Section 2, and the disclosures in any section of the Disclosure Schedule shall qualify other sections in this Section 2 to the extent it is reasonably apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections. 2.1 Organization, Good Standing, Corporate Power and Qualification. Each of the Company and each of its subsidiaries (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite permits, governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations, with respect to the Company, under this Agreement and the Warrants and, with respect to the Company and each of its subsidiaries, under the Transaction Agreements to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 2.2 Capitalization. The authorized equity capital of the Company consists of the following.6 2.2.1 as of the date of this agreement, [●] shares of Common Stock, of which (a) as of immediately prior to the Closing, (i) [●] shares are issued and outstanding, (ii) [no] shares are issuable upon conversion of shares of Preferred Stock and (iii) a maximum of [●] shares are issuable on exercise of the Company Public Warrants (as hereinafter defined) and Company Private Placement Warrants (as hereinafter defined), and (b) as of immediately following the Closing (after giving effect to all of the transactions contemplated hereby and by the Business Combination Agreement on the date of this Agreement), (i) [●] shares will be issued and outstanding, (ii) [no] shares will be issuable on conversion of shares of Preferred Stock, (iii) a maximum of [●] shares will be issuable on exercise of the Company Public Warrants and Company Private Placement Warrants and (iv) a maximum of [●] shares will be issuable on exercise of the Warrants, the Company Public Warrants and the Company Private Placement Warrants. All of the outstanding shares of Common Stock are, or when issued will be, duly authorized, validly 6 Note to Draft: To be updated in execution version.

9 US-DOCS\130287745.7 issued, fully paid and nonassessable and were, or when issued will be, issued in material compliance with all applicable federal and state securities Laws. 2.2.2 [●] shares of Preferred Stock, [none] of which are issued and outstanding immediately prior to the Closing and [none] of which will be issued and outstanding immediately following the Closing (after giving effect to all of the transactions contemplated hereby and by the Business Combination Agreement). None of the rights, preferences and powers of, or the restrictions on, the Preferred Stock set forth in the Certificate of Incorporation of the Company (the “Certificate”) are prohibited by the General Corporation Law of the State of Delaware. Each outstanding share of Preferred Stock, if any, is convertible into one share of Common Stock. 2.2.3 immediately following the Closing (after giving effect to all of the transactions contemplated hereby and by the Business Combination Agreement), [●] shares of Common Stock will be subject to issuance to officers, directors, advisors, employees, consultants and other service providers of the Company pursuant to the Stock Plan, which was duly adopted by the Board and approved by the Company’s stockholders. Of such shares of Common Stock reserved under the Stock Plan, [●] options or restricted stock units to purchase shares of Common Stock have been granted and are currently outstanding, and [●] shares of Common Stock remain available for issuance to officers, directors, advisors, employees, consultants and other service providers pursuant to the Stock Plan, in each case, immediately following the Closing (after giving effect to all of the transactions contemplated hereby and by the Business Combination Agreement). The Company has furnished to Purchaser complete and accurate copies of the Stock Plan and forms of agreements used thereunder. 2.2.4 immediately following the Closing (after giving effect to all of the transactions contemplated hereby and by the Business Combination Agreement), there will be no outstanding preemptive rights, options, warrants, conversion privileges or rights (including but not limited to rights of first refusal or similar rights), orally or in writing, to purchase or acquire any securities from the Company including, without limitation, any shares of Common Stock or Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Preferred Stock, except (a) as contemplated by the Business Combination Agreement and the Business Combination Transaction Agreements, (b) for the securities and rights described in Section 2.2.3 of this Agreement, (c) for the issuance of Subscribed Shares and Warrants as contemplated by this Agreement and (d) for the Company Public Warrants and Company Private Placement Warrants. Certain outstanding shares of Common Stock (not including the Subscribed Shares issued to the FPCP Purchasers) are subject to a lock-up agreement as provided in the Investor Rights Agreement. Immediately following the Closing, except as contemplated by the Business Combination Agreement, the Investor Rights Agreement, the Warrant Agreement, dated March 9, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the public warrants issued pursuant thereto, the “Company Public Warrants”), the Private Placement Warrants Purchase Agreement, dated as of March 4, 2021, by and between the Company and the Sponsor (as defined in the Business Combination Agreement) (the private placement warrants issued pursuant thereto, the “Company Private Placement Warrants”), the Transaction Agreements, this Agreement, the Warrants and the recipients of equity incentive awards to purchase shares of Common Stock under the Stock Plan, no Person shall have (A) full ratchet, formula adjustment, or any other type of

10 US-DOCS\130287745.7 protection against dilution of their ownership interest in the Company, (B) rights to require the Company to repurchase any of the Company’s securities, (C) rights to receive the same or better rights in connection with any ownership interest in the Company as any other Person may receive either pursuant to this Agreement or at any time hereafter or (D) rights of redemption by the Company. The Company has obtained, or, prior to the Closing shall obtain, valid waivers of any rights of other Persons to purchase any of the Shares covered by the Warrants. 2.2.5 The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Exchange under the symbol “[●].” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company seeking to deregister the Common Stock. The Company has not taken any action designed to terminate the registration of the Common Stock under the Exchange Act. 2.3 Authorization; No Contravention. The execution, delivery and performance by (x) the Company of this Agreement and the Warrants and (y) the Company and each of its subsidiaries of each Transaction Agreement to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and, upon receipt of the Required Acquiror Shareholder Approval (as defined in the Business Combination Agreement), will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its subsidiaries or (ii) any order, judgment, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (c) violate any applicable Law (including, without limitation, Regulation U or Regulation X issued by the Board of Governors of the Federal Reserve System of the United States), in the case of clauses (b) and (c) to the extent such contravention, conflict, breach or violation could reasonably be expected to have a Material Adverse Effect. 2.4 Valid Issuance of Shares and Warrants. Assuming receipt of the Required Acquiror Shareholder Approval and the consummation of the transactions contemplated by this Agreement in accordance with its terms, each of the Subscribed Shares and each Warrant (including any warrant issued in replacement or substitution for such Warrant pursuant to the terms of such Warrant), when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the Shares to be issued upon valid exercise of each Warrant, when issued, sold and delivered in accordance with the terms and for the consideration set forth in each Warrant, in each case, will be duly authorized, validly issued, (and in the case of any Shares) fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Warrants and the Transaction Agreements, applicable state and federal securities Laws and Liens or encumbrances created by or imposed by any Purchaser. Assuming the accuracy of the representations of each Purchaser

11 US-DOCS\130287745.7 in Section 3 of this Agreement and subject to the Required Acquiror Shareholder Approval, the filings described in clause (a), (c) or (e) of Section 2.5 below, the offer, sale and issuance of each of the Subscribed Shares and each Warrant is, and the Shares to be issued pursuant to and in conformity with each Warrant will be, in compliance with all applicable federal and state securities Laws. 2.5 Governmental Consents and Filings. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement and the Warrants or the Company or any of its subsidiaries of any Transaction Agreement to which such Person is a party other than (a) those that have already been obtained and are in full force and effect, (b) filings to perfect the Liens created by the Collateral Documents (as defined in the FP Note Purchase Agreement and the Existing Note Purchase Agreement, as applicable), (c) the filing of any applicable reports or other filings under securities Laws (d) applicable requirements of the HSR Act (e) the filing of any applicable reports with, or approvals of, the Exchange and (f) such licenses, approvals, authorizations, registrations, filings or consents the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect. As of their respective dates (or if amended or superseded by a filing, then on the date of such subsequent filing), all reports required to be filed by the Company with the Securities and Exchange Commission (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Exchange Act as in effect at the time of filing, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results and operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Each Purchaser acknowledges that (i) the staff of the SEC (the “Staff”) issued the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies on April 12, 2021 (the “Statement”), (ii) the Company continues to review the Statement and its implications, including on the financial statements and other information included in the SEC Reports and (iii) any restatement, revision or other modification of the SEC Reports in connection with such review of the Statement or any subsequent agreements, orders, comments or other

12 US-DOCS\130287745.7 guidance from the Staff of the SEC regarding the accounting policies of the Company shall be deemed not material for purposes of this Agreement. 3. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER. Each Purchaser, solely with respect to itself and not with respect to the other Purchasers, hereby represents and warrants to the Company as follows. 3.1 Authorization. Purchaser has full power and authority to enter into this Agreement, the applicable Warrant and the Transaction Agreements to which it is a party. This Agreement, the applicable Warrant and the Transaction Agreements to which it is a party, when executed and delivered by Purchaser, will constitute valid and legally binding obligations of Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other Laws of general application affecting enforcement of creditors’ rights generally, and as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. 3.2 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms, that its Subscribed Shares and its Warrant and the Shares to be acquired by Purchaser pursuant to such Warrant will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than an Affiliate of Purchaser) to sell, transfer or grant participations to such Person or to any third Person, with respect to its Subscribed Shares or its Warrant or the Shares subject to such Warrant. Purchaser has not been formed for the specific purpose of acquiring its Subscribed Shares or its Warrant or the Shares subject to such Warrant. 3.3 Disclosure of Information. Purchaser has had adequate opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Subscribed Shares and the Warrants with the Company’s management. Purchaser acknowledges that the securities offered hereby (i) were not offered by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation, warranty or other information made by any

13 US-DOCS\130287745.7 person, firm or corporation, other than the representations and warranties of the Company contained in Section 2 of this Agreement, in making its investment or decision to invest in the Subscribed Shares and the Warrants. Purchaser acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares, Warrants or Shares issuable upon exercise of the Warrants or made any findings or determination as to the fairness of this investment. 3.4 Restricted Securities. Purchaser understands that none of the issuances of its Subscribed Shares or its Warrant or the Shares issuable upon exercise of such Warrant have been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that its Subscribed Shares and its Warrant and the Shares subject to such Warrant are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, Purchaser must hold the Shares indefinitely unless their resale is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges and agrees that the Subscribed Shares, the Warrants and the Shares to be issued upon exercise of the Warrants will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date and that the provisions of Rule 144(i) will apply to such securities. The Purchaser acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the securities offered hereby. 3.5 No Public Market. Purchaser understands that no public market now exists for its Warrant and that the Company has made no assurances that a public market will ever exist for its Warrant. 3.6 Legends. Purchaser understands that its Subscribed Shares and its Warrant and the Shares issuable upon exercise of such Warrant and any securities issued in respect of or exchange therefor may bear any one or more of the following legends: (a) any legend or required by the Warrant or any other Transaction Agreements; (b) any legend required by the securities Laws of any state to the extent such Laws are applicable thereto; and (c) unless the issuance of the applicable Shares has been registered under the Securities Act, the following legend on any Shares represented by a certificate or book-entry position: “THE ISSUANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND

14 US-DOCS\130287745.7 SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.” The Company shall cause such legend or legends to be removed promptly upon such legend or legends ceasing to be required by, or applicable to such Warrant or such Shares under, applicable Law, and delivery of an opinion of counsel in a form reasonably satisfactory to the Company that such registration is not required under the Securities Act. 3.7 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. 3.8 Non-Foreign Person. Purchaser is not a “foreign person,” as defined at 31 C.F.R. § 800.224, and is not otherwise controlled by a “foreign person,” as defined at 31 C.F.R. § 800.224. 3.9 Principal Place of Business. The office of Purchaser in which its principal place of business is identified in the address or addresses of Purchaser on the signature page for Purchaser. 4. GENERAL PROVISIONS. 4.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing until each Warrant has expired or been terminated in accordance with its terms and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any Purchaser or the Company. 4.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 4.3 Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO

15 US-DOCS\130287745.7 THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE. 4.4 Venue; Waiver of Jury Trial. (i) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY IN ANY WAY RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS RELATING HERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF LOCATED IN NEW YORK COUNTY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (ii) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE WARRANTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 4.5 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile, electronic mail or other transmission method and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 4.6 Titles and Subtitles; Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement

16 US-DOCS\130287745.7 to sections, paragraphs, schedules and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and schedules and exhibits attached hereto. Unless otherwise specified or the context requires otherwise, (i) references herein to the “parties” or any “party” are to the parties to this Agreement, (ii) references herein to any agreement, instrument or other document (including this Agreement) are references to such agreement, instrument or other document, as applicable, as amended, restated, supplemented or otherwise modified from time to time and (iii) references herein to any statute, rule or regulation are references to such statute, rule or regulation, as applicable, as amended, restated, supplemented or otherwise modified from time to time, including through the promulgation of rules or regulations thereunder, and to any consolidation thereof or successor statute, rule or regulation, as applicable, thereto. As used herein, (A) the words “this Agreement,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision or part of this Agreement, (B) the words “any” and “or” express alternatives that are not mutually exclusive, (C) the words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation,” (D) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not mean simply “if” and (E) words importing the singular also import the plural, and vice versa. 4.7 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by email during normal business hours of the recipient, and if not sent during normal business hours, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the applicable party at its address or email address as set forth on the signature page, or to such address or email address as subsequently modified by written notice given in accordance with this Section 4.7. If notice is given to the Company, it shall be sent to: (i) Tailwind Two Acquisition Corp., 150 Greenwich Street, 29th Floor, New York, NY 10006, matthewdeby@gmail.com, marked “Attention: Matthew Eby”; and a copy (which shall not constitute notice) shall also be sent to Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, jonathan.davis@kirkland.com, chelsea.darnell@kirkland.com and patrick.salvo@kirkland.com, marked “Attention: Jonathan Davis, Chelsea Darnell and Patrick Salvo” and (ii) Terran Orbital Corporation, 6800 Broken Sound Parkway NW, Suite 200, Boca Raton, FL 33847, marc.bell@terranorbital.com and terranorbitallegal@terranorbital.com, marked “Attention: Marc Bell, Chief Executive Officer”; and a copy (which shall not constitute notice) shall also be sent to Akin Gump Strauss Hauer

17 US-DOCS\130287745.7 & Feld LLP, One Bryant Park, New York NY 10036, jpavlich@akingump.com, marked “Attention: Jonathan Pavlich.” 4.8 No Finder’s Fees. Except for a fee which may be payable by the Target to Houlihan Lokey Capital, Inc., Goldman Sachs & Co., and Jefferies LLC in connection with the transactions contemplated by the Business Combination Agreement on the Combination Closing Date, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each party agrees to indemnify and to hold harmless the other parties from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, employees, or representatives is responsible. 4.9 Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the Warrants or the Transaction Agreements, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. 4.10 Amendments and Waivers. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and each Purchaser. 4.11 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. 4.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative. 4.13 Entire Agreement. This Agreement (including the Exhibits hereto), the Warrants, the Support Agreements and the Transaction Agreements constitute the full and entire understanding and agreement between the

18 US-DOCS\130287745.7 parties with respect to the subject matter hereof and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. 4.14 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal or state courts located in the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal or state courts located in the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that a party is not subject to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution based upon judgment or order of such court(s), that any suit, action or proceeding arising out of or based upon this Agreement commenced in the federal or state courts located in the Southern District of New York is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Should any party commence a suit, action or other proceeding arising out of or based upon this Agreement in a forum other than the federal or state courts located in the Southern District of New York, or should any party otherwise seek to transfer or dismiss such suit, action or proceeding from such court(s), that party shall indemnify and reimburse the other parties for all legal costs and expenses incurred in enforcing this provision. 4.15 Right to Conduct Business. The Company hereby acknowledges that each Purchaser may invest in numerous companies, some of which may be competitive with the Company’s business. No Purchaser shall be liable for any claim arising out of or based upon (a) the investment by any Purchaser in any entity competitive with the Company, or (b) actions taken by any partner, officer or other representative of any Purchaser to assist any such competitive company, whether or not such action was taken as a board member of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided that each Purchaser shall remain subject to its obligations under this Agreement, the Warrants and the Transaction Agreements to which it is a party in the course of such investments or taking such actions. 4.16 Public Disclosure; Confidentiality. Except as may be required by applicable Law or for the purpose of any required SEC disclosure or related public announcement or investment presentation made by the Company or the Target (provided that the Company shall, to the extent permitted by applicable Law, provide each of the Purchasers and its legal counsel a reasonable opportunity to review any information so disclosed to the extent relating to this Agreement, the Warrants, the Transaction Agreements or

19 US-DOCS\130287745.7 such Purchaser and shall consider in good faith any comments of such Purchaser or its legal counsel with respect thereto prior to making such disclosure), neither the Company nor any Purchaser, nor their respective Affiliates, shall issue any press release or public announcement concerning this Agreement, the Warrants or the Transaction Agreements, or make any other public disclosure containing the terms of this Agreement, including the name of any Purchaser, without obtaining the prior written approval of the other parties, which may be withheld in each other party’s sole discretion, unless required by applicable Law, subpoena or judicial or similar order, in which case, the disclosing party shall endeavor to give the non-disclosing party or parties prior written notice of such publication or other disclosure if permitted by such applicable Law, subpoena or judicial or similar order. In addition, each party agrees to comply with the confidentiality obligations set forth in Section 12.07 of the FP Note Purchase Agreement and the Existing Note Purchase Agreement, as applicable (and in the event of any conflict with this Section 4.16, Section 12.07 of the FP Note Purchase Agreement and the Existing Note Purchase Agreement, as applicable, shall control). 4.17 Specific Performance. The parties agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Agreement and the Warrants to consummate the transactions contemplated hereby and thereby, will cause irreparable injury to the other parties, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity. [SIGNATURE PAGES FOLLOW]

Signature Page to Warrant Purchase Agreement US-DOCS\130287745.7 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above. COMPANY: [TAILWIND TWO ACQUISITION CORP.] By: Name: Title:

Signature Page to Warrant Purchase Agreement US-DOCS\130287745.7 PURCHASERS: [●] By: Name: Title: Address: Attention: Email: [●] By: Name: Title: Address: Attention: Email:

Signature Page to Warrant Purchase Agreement US-DOCS\130287745.7 [●] By: Name: Title: Address: Attention: Email: [●] By: Name: Title: Address: Attention: Email:

US-DOCS\130287745.7 SCHEDULE 1 Description of Subscribed Shares and Warrants Purchaser Number of Subscribed Shares Issued Number of Shares for Which Warrant Is Exercisable* Exercise Price of Warrant* Cash Price Payable if the Warrant is Returned to the Company [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] Total [●] [●] n/a [●] *Assuming Warrant were exercised in full on the date hereof immediately following the closing of the transactions contemplated by the Business Combination Agreement.

US-DOCS\130287745.7 EXHIBIT A Form of Warrant